Exhibit 10.9

TRANSPORTATION SERVICES PROPOSAL & CONTRACT FOR REGULAR SERVICE
1. PROPOSAL SUBMITTED PURSUANT TO
a. SOLICITATION NO.	b. DATE OF SOLICITATION	c. CONTRACT NO.	d. BEGIN CONTRACT TERM	e. END CONTRACT TERM
150-80-18	03/28/2018	995L3	09/30/2018	09/29/2022
f. FOR MAIL SERVICE IN OR BETWEEN	CITY & STATE	CITY & STATE
AUSTIN P&DC, TX	VARIOUS POSTAL FACILITIES, TX
2. RATE OF COMPENSATION
WRITTEN DOLLAR AMOUNT (Proposal must be submitted on a single annual rate basis unless the solicitation specifically calls for proposals at a per mile, per piece, per trip, or other unit rate.)	AMOUNT (Figures)
Non Peak Peak Upper $3.79 $4.21 Expected $3.84 $4.40 Lower $4.14 $4.71
3. OFFEROR
a. NAME (Print or Type)	b. ADDRESS (Street, City, State, Zip+4)
Thunder Ridge Trans Inc.	PO Box 2446 Springfield, MO 65801
c. TELEPHONE NO.	d. DOT NO.	e. SOCIAL SECURITY NO. OR EMPLOYER IDENTIFICATION NO.
417-833-8456	872693	██-███████
f. LEGAL RESIDENCE OF (Complete if Offeror is an individual.)	g. ENGAGED IN BUSINESS IN (Complete if Offeror is a partnership or corporation.)
COUNTY	STATE	COUNTY	STATE
Greene	MO
h. ACKNOWLEDGEMENT OF AMENDMENTS THE OFFEROR ACKNOWLEDGES RECEIPT OF AMENDMENTS TO THE SOLICITATION FOR OFFERS AND RELATED DOCUMENTS NUMBERED AND DATED AS FOLLOWS:	AMENDMENT NO.	DATE	AMENDMENT NO.	DATE

4. CONTRACT

In compliance with the solicitation of the U.S. Postal Service described above, the above named offeror proposes to provide the service called for in said solicitation and, in the case of a negotiated contract, in the description of service attached hereto and made a part hereof, at the rate of compensation set out above.

The offeror submitting the offer or proposal agrees with the U.S. Postal Service that if this offer or proposal is accepted, the offeror will give personal or representative supervision to the performance of the service. The offeror certifies that this proposal is made in the offeror’s own interest and not by the offeror as the representative of another person or company and with full knowledge of the required conditions of service.

The solicitation and all attachments are incorporated by reference as a part of this proposal.

If the offeror is a partnership or corporation, the Contracting Officer may request such offeror to furnish evidence of the authority of the party executing the proposal.

When a partnership offers, the signature of one partner is sufficient.

5. OFFEROR	6. U.S. POSTAL SERVICE
This proposal is made in good faith and with the intention to enter into a contract to perform service in case the proposal is accepted.	The U.S. Postal Service has caused this contract to be executed.
/s/ Billy Peck Jr.	9/18/2018	/s/ Raphette Alston	9/27/2018
(Signature of Offeror)	(Date)	(Signature of Contracting Officer)	(Date)

Billy Peck Jr.	President/CEO	TRANS CONTRACTING OFFICER
(Name and Title of Offeror)	(Title of Contracting Officer)
PS Form 7405 September 2001

EQUAL OPPORTUNITY AFFIRMATIVE ACTION PROGRAM

The offeror, by checking the applicable block or blocks represents that it (1) ☒ has developed and has on file, ☐ has not developed and does not have on file, at each establishment, affirmative action programs as required by the rules and regulations of the Secretary of Labor (41 CFR 60-1 and 60-2) and ☒ has, ☐ has not filed the required reports with the Joint Reporting Committee; or (2) ☐ has not previously had contracts subject to the written affirmative action program requirement of the rules and regulations of the Secretary of Labor.

CERTIFICATION OF NONSEGREGATED FACILITIES

a. By submitting this proposal, the offeror certifies that it does not and will not maintain or provide for its employees any segregated facilities at any of its establishments, and that it does not and will not permit its employees to perform services at any location under its control where segregated facilities are maintained. The offeror agrees that a breach of this certification is a violation of the EQUAL OPPORTUNITY clause of this contract.

b. As used in this certification, segregated facilities means any waiting rooms, work areas, rest rooms or wash rooms, restaurants or other eating areas, time clocks, locker rooms or other storage or dressing areas, parking lots, drinking fountains, recreation or entertainment areas, transportation, or housing facilities provided for employees that are segregated by explicit directive or are in fact segregated on the basis of race, color, religion, or national origin, because of habit, local custom, or otherwise.

c. The offeror further agrees that (unless it has obtained identical certifications from proposed subcontractors for specific time periods) it will obtain identical certifications from proposed subcontractors before awarding subcontracts exceeding $10,000 that are not exempt from the provisions of the EQUAL OPPORTUNITY clause; that it will retain these certifications in its files; and that it will forward the following notice to these proposed subcontractors (except when they have submitted identical certifications for specific time period(s):

PARENT COMPANY TAXPAYER IDENTIFICATION NUMBER

a. A parent company is one that owns or controls the basic business policies of an offeror. To own means to own more than 50 percent of the voting rights in the offeror. To control means to be able to formulate, determine, or veto basic business policy decisions of the offeror. A parent company need not own the offeror to control it; it may exercise control through the use of dominant minority voting rights, proxy voting, contractual arrangements, or otherwise.

b. Enter the offeror’s Taxpayer Identification Number (TIN) in the space provided. The TIN is the offeror’s Social Security Number or other Employer Identification Number used on the offeror’s quarterly Federal Tax Return, U.S. Treasury Form 941.

	Offeror’s TIN	75-3010383
c. Check this block if the offeror is owned or controlled by a parent company: ☐ d. If the block above is checked, provide the following information about the parent company:
EVO Transportation and Energy Services
Parent Company’s Name
Parent Company’s Main Office Address
8285 W. Lake Pleasant Parkway

No. and Street
	Peoria	AZ	85382
	City	State	ZIP+4

	Parent Company’s TIN	37-1615850

e. If the offeror is a member of an affiliated group that files its federal income tax return on a consolidated basis (whether or not the offeror is owned or controlled by a parent company, as provided above) provide the name and TIN of the common parent of the affiliated group:

Name of Common Parent Common Parent’s TIN

PS Form 7405 (Reverse) September 2001

TRANSPORTATION SERVICES PROPOSAL & CONTRACT FOR REGULAR SERVICE
1. PROPOSAL SUBMITTED PURSUANT TO
a. SOLICITATION NO.	b. DATE OF SOLICITATION	c. CONTRACT NO.	d. BEGIN CONTRACT TERM	e. END CONTRACT TERM
150-80-18	03/01/2018	08/05/2018	06/30/2022
f. FOR MAIL SERVICE IN OR BETWEEN	CITY & STATE	CITY & STATE
Austin, TX Region C
2. RATE OF COMPENSATION
WRITTEN DOLLAR AMOUNT (Proposal must be submitted on a single annual rate basis unless the solicitation specifically calls for proposals at a per mile, per piece, per trip, or other unit rate.)	AMOUNT (Figures)
$3.02/ Mile- Non-Peak $3.78/Mile- PEAK
3. OFFEROR
a. NAME (Print or Type)	b. ADDRESS (Street, City, State, Zip)
Thunder Ridge Transport Inc.	PO Box 2446 Springfield, MO 65801
c. TELEPHONE NO.	d. DOT NO.	e. SOCIAL SECURITY NO. OR EMPLOYER IDENTIFICATION NO.
417-833-8456	872693	75-3010383
f. LEGAL RESIDENCE OF (Complete if Offeror is an individual.)	g. ENGAGED IN BUSINESS IN (Complete if Offeror is a partnership or corporation.)
COUNTY	STATE	COUNTY	STATE

h. ACKNOWLEDGEMENT OF AMENDMENTS THE OFFEROR ACKNOWLEDGES RECEIPT OF AMENDMENTS TO THE SOLICITATION FOR OFFERS AND RELATED DOCUMENTS NUMBERED AND DATED AS FOLLOWS:	AMENDMENT NO.	DATE	AMENDMENT NO.	DATE

4. CONTRACT

In compliance with the solicitation of the U.S. Postal Service described above, the above named offeror proposes to provide the service called for in said solicitation and, in the case of a negotiated contract, in the description of service attached hereto and made a part hereof, at the rate of compensation set out above.

The offeror submitting the offer or proposal agrees with the U.S. Postal Service that if this offer or proposal is accepted, the offeror will give personal or representative supervision to the performance of the service. The offeror certifies that this proposal is made in the offeror’s own interest and not by the offeror as the representative of another person or company and with full knowledge of the required conditions of service.

The solicitation and all attachments are incorporated by reference as a part of this proposal.

If the offeror is a partnership or corporation, the Contracting Officer may request such offeror to furnish evidence of the authority of the party executing the proposal.

When a partnership offers, the signature of one partner is sufficient.

5. OFFEROR	6. U.S. POSTAL SERVICE
This proposal is made in good faith and with the intention to enter into a contract to perform service in case the proposal is accepted.	The U.S. Postal Service has caused this contract to be executed.
4/25/2018
(Signature of Offeror)	(Date)	(Signature of Contracting Officer)	(Date)

Billy Peck Jr.	President/CEO	TRANS CONTRACTING OFFICER
(Name and Title of Offeror)	(Title of Contracting Officer)
PS Form 7405 September 2001

EQUAL OPPORTUNITY AFFIRMATIVE ACTION PROGRAM

The offeror, by checking the applicable block or blocks represents that it (1) ☒ has developed and has on file, ☐ has not developed and does not have on file, at each establishment, affirmative action programs as required by the rules and regulations of the Secretary of Labor (41 CFR 60-1 and 60-2) and ☒ has, ☐ has not filed the required reports with the Joint Reporting Committee; or (2) ☐ has not previously had contracts subject to the written affirmative action program requirement of the rules and regulations of the Secretary of Labor.

CERTIFICATION OF NONSEGREGATED FACILITIES

a. By submitting this proposal, the offeror certifies that it does not and will not maintain or provide for its employees any segregated facilities at any of its establishments, and that it does not and will not permit its employees to perform services at any location under its control where segregated facilities are maintained. The offeror agrees that a breach of this certification is a violation of the EQUAL OPPORTUNITY clause of this contract.

b. As used in this certification, segregated facilities means any waiting rooms, work areas, rest rooms or wash rooms, restaurants or other eating areas, time clocks, locker rooms or other storage or dressing areas, parking lots, drinking fountains, recreation or entertainment areas, transportation, or housing facilities provided for employees that are segregated by explicit directive or are in fact segregated on the basis of race, color, religion, or national origin, because of habit, local custom, or otherwise.

c. The offeror further agrees that (unless it has obtained identical certifications from proposed subcontractors for specific time periods) it will obtain identical certifications from proposed subcontractors before awarding subcontracts exceeding $10,000 that are not exempt from the provisions of the EQUAL OPPORTUNITY clause; that it will retain these certifications in its files; and that it will forward the following notice to these proposed subcontractors (except when they have submitted identical certifications for specific time period(s):

NOTICE

A certification of no segregated facilities must be submitted before the award of a subcontract exceeding $10,000 that is not exempt from the EQUAL OPPORTUNITY clause. The certification may be submitted whether for each subcontract or for all subcontracts during a period (quarterly, semiannually, or annually).

PARENT COMPANY TAXPAYER IDENTIFICATION NUMBER

a. A parent company is one that owns or controls the basic business policies of an offeror. To own means to own more than 50 percent of the voting rights in the offeror. To control means to be able to formulate, determine, or veto basic business policy decisions of the offeror. A parent company need not own the offeror to control it; it may exercise control through the use of dominant minority voting rights, proxy voting, contractual arrangements, or otherwise.

b. Enter the offeror’s Taxpayer Identification Number (TIN) in the space provided. The TIN is the offeror’s Social Security Number or other Employer Identification Number used on the offeror’s quarterly Federal Tax Return, U.S. Treasury Form 941.

	Offeror’s TIN	75-3010383
c. Check this block if the offeror is owned or controlled by a parent company: ☐ d. If the block above is checked, provide the following information about the parent company:

Parent Company’s Name

Parent Company’s Main Office Address

No. and Street

	City	State	ZIP+4

Parent Company’s TIN

e. If the offeror is a member of an affiliated group that files its federal income tax return on a consolidated basis (whether or not the offeror is owned or controlled by a parent company, as provided above) provide the name and TIN of the common parent of the affiliated group:

Name of Common Parent Common Parent’s TIN

PS Form 7405 (Reverse) September 2001

AMENDMENT TO SOLICITATION	AMENDMENT NO.
1
PAGE	OF
1	1
1. Solicitation Amendment Pursuant To
a. SOLICITATION NO.	b. DATE OF SOLICITATION	c. CONTRACT NO.	d. BEGIN CONTRACT TERM	e. END CONTRACT TERM
150-80-18	03/28/2018	06/30/2022
f. FOR MAIL SERVICE IN OR BETWEEN	CITY & STATE	CITY & STATE

2. OFFEROR NAME AND ADDRESS (Print or Type)	3. ISSUED BY
Thunder Ridge Transport Inc. PO Box 2446 Springfield, MO 65801	LDT@USPS.GOV 1200 MERCANTILE LANE SUITE 109 LARGO, MD 20774-5389
4. DATE ISSUED
04/05/2018
5. DESCRIPTION OF AMENDMENT/MODIFICATION

DRO SOLICITATION #150-80-18 – WAVE 8 UPDATED CHANGES AS FOLLOWS:

1. Updated Manifest for Anchorage Region B that removes Trips 1GE07 and 2GF07.

2. Updated Attachment N FAQ’s.

3. Please include a signed copy of this amendment with your completed proposal.

Except as provided herein, all terms and conditions of the document referenced in Block 1 remain unchanged and in full force and effect.

6. The above numbered solicitation is amended as set forth in Block 5.

NOTE: Offerors must acknowledge receipt of this amendment prior to the date and time specified in the solicitation by one of the following methods:

a. Signing and returning one copy of the amendment;

b. Acknowledging receipt of this amendment on each copy of the proposal submitted; or

c. Submitting a separate letter or telegram which includes a reference to the solicitation and amendment numbers.

FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE SPECIFIED IN THE SOLICITATION PRIOR TO THE DATE AND TIME SPECIFIED FOR RECEIPT OF PROPOSALS MAY RESULT IN REJECTION OF YOUR PROPOSAL.

If, by virtue of this amendment, you desire to change a proposal already submitted, such change may be made by telegram or letter provided such telegram or letter makes reference to the solicitation and amendment numbers, and is received prior to the date and time specified.

☐ If this box is checked, the date and time specified for receipt of the proposals is extended to:
(Date) (Time)
7. Bidder/Offeror	8. U.S. Postal Service
The receipt of this Amendment to Solicitation is hereby acknowledged.	The U.S. Postal Service has hereby issued this Amendment to Solicitation.
04/25/2018	4/5/18
(Signature of Bidder/Offeror)	(Date)	(Name and Signature of Contracting Officer)	(Date)
Billy Peck Jr.	President/CEO	TRANS. CONTRACTING OFFICER, LDT@USPS.GOV
(Name and Title of Bidder/Offeror)	(Title of Contracting Officer)
PS Form 7330, September 1991

AMENDMENT TO SOLICITATION	AMENDMENT NO.
2
PAGE	OF
1	1
1. Solicitation Amendment Pursuant To
a. SOLICITATION NO.	b. DATE OF SOLICITATION	c. CONTRACT NO.	d. BEGIN CONTRACT TERM	e. END CONTRACT TERM
150-80-18	03/28/2018	06/30/2022
f. FOR MAIL SERVICE IN OR BETWEEN	CITY & STATE	CITY & STATE

2. OFFEROR NAME AND ADDRESS (Print or Type)	3. ISSUED BY
Thunder Ridge Transport Inc. PO Box 2446 Springfield, MO 65801	LDT@USPS.GOV 1200 MERCANTILE LANE SUITE 109 LARGO, MD 20774-5389
4. DATE ISSUED
4/5/2018
5. DESCRIPTION OF AMENDMENT/MODIFICATION

DRO SOLICITATION #150-80-18 – WAVE 8 UPDATED CHANGES AS FOLLOWS:

1. Update the Terms and Conditions to reflect the correct closing date of April 26, 2018.

2. Updated Wave 8 Specific Questions to Attachment N FAQ’s.

3. Included Attachment for the Pre-Proposal Conference recording.

4. Updated Anchorage Region B Manifest.

5. Please include a signed copy of this amendment with your completed proposal.

Except as provided herein, all terms and conditions of the document referenced in Block 1 remain unchanged and in full force and effect.

6. The above numbered solicitation is amended as set forth in Block 5.

NOTE: Offerors must acknowledge receipt of this amendment prior to the date and time specified in the solicitation by one of the following methods:

a. Signing and returning one copy of the amendment;

b. Acknowledging receipt of this amendment on each copy of the proposal submitted; or

c. Submitting a separate letter or telegram which includes a reference to the solicitation and amendment numbers.

FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE SPECIFIED IN THE SOLICITATION PRIOR TO THE DATE AND TIME SPECIFIED FOR RECEIPT OF PROPOSALS MAY RESULT IN REJECTION OF YOUR PROPOSAL.

If, by virtue of this amendment, you desire to change a proposal already submitted, such change may be made by telegram or letter provided such telegram or letter makes reference to the solicitation and amendment numbers, and is received prior to the date and time specified.

☐ If this box is checked, the date and time specified for receipt of the proposals is extended to:
(Date) (Time)
7. Bidder/Offeror	8. U.S. Postal Service
The receipt of this Amendment to Solicitation is hereby acknowledged.	The U.S. Postal Service has hereby issued this Amendment to Solicitation.
04/25/2018	4/12/18
(Signature of Bidder/Offeror)	(Date)	(Name and Signature of Contracting Officer)	(Date)

Billy Peck Jr.	President/CEO	TRANS. CONTRACTING OFFICER, LDT@USPS.GOV
(Name and Title of Bidder/Offeror)	(Title of Contracting Officer)
PS Form 7330, September 1991

AMENDMENT TO SOLICITATION	AMENDMENT NO.
3
PAGE	OF
1	1
1. Solicitation Amendment Pursuant To
a. SOLICITATION NO.	b. DATE OF SOLICITATION	c. CONTRACT NO.	d. BEGIN CONTRACT TERM	e. END CONTRACT TERM
150-80-18	03/28/2018	06/30/2022
f. FOR MAIL SERVICE IN OR BETWEEN	CITY & STATE	CITY & STATE

2. OFFEROR NAME AND ADDRESS (Print or Type)	3. ISSUED BY
Thunder Ridge Transport Inc. PO Box 2446 Springfield, MO 65801	LDT@USPS.GOV 1200 MERCANTILE LANE SUITE 109 LARGO, MD 20774-5389
4. DATE ISSUED
4/5/2018
5. DESCRIPTION OF AMENDMENT/MODIFICATION

DRO SOLICITATION #150-80-18 – WAVE 8 UPDATED CHANGES AS FOLLOWS:

1. Update the Terms and Conditions to reflect the change to Clause 2.19 on page 29 Option to Extend Service Contract from sixty (60) days to one hundred twenty (120) days.

2. Updated Wave 8 Specific Questions to Attachment N FAQ’s 180 day termination clause.

3. Please include a signed copy of this amendment with your completed proposal.

Except as provided herein, all terms and conditions of the document referenced in Block 1 remain unchanged and in full force and effect.

6. The above numbered solicitation is amended as set forth in Block 5.

NOTE: Offerors must acknowledge receipt of this amendment prior to the date and time specified in the solicitation by one of the following methods:

a. Signing and returning one copy of the amendment;

b. Acknowledging receipt of this amendment on each copy of the proposal submitted; or

c. Submitting a separate letter or telegram which includes a reference to the solicitation and amendment numbers.

FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE SPECIFIED IN THE SOLICITATION PRIOR TO THE DATE AND TIME SPECIFIED FOR RECEIPT OF PROPOSALS MAY RESULT IN REJECTION OF YOUR PROPOSAL.

If, by virtue of this amendment, you desire to change a proposal already submitted, such change may be made by telegram or letter provided such telegram or letter makes reference to the solicitation and amendment numbers, and is received prior to the date and time specified.

☐ If this box is checked, the date and time specified for receipt of the proposals is extended to:
(Date) (Time)
7. Bidder/Offeror	8. U.S. Postal Service
The receipt of this Amendment to Solicitation is hereby acknowledged.	The U.S. Postal Service has hereby issued this Amendment to Solicitation.
04/25/2018	4/17/18
(Signature of Bidder/Offeror)	(Date)	(Name and Signature of Contracting Officer)	(Date)

Billy Peck Jr.	President/CEO	TRANS. CONTRACTING OFFICER, LDT@USPS.GOV
(Name and Title of Bidder/Offeror)	(Title of Contracting Officer)
PS Form 7330 September 1991

AMENDMENT TO SOLICITATION	AMENDMENT NO.
4
PAGE	OF
1	1
1. Solicitation Amendment Pursuant To
a. SOLICITATION NO.	b. DATE OF SOLICITATION	c. CONTRACT NO.	d. BEGIN CONTRACT TERM	e. END CONTRACT TERM
150-80-18	03/28/2018	06/30/2022
f. FOR MAIL SERVICE IN OR BETWEEN	CITY & STATE	CITY & STATE

2. OFFEROR NAME AND ADDRESS (Print or Type)	3. ISSUED BY
Thunder Ridge Transport Inc. PO Box 2446 Springfield, MO 65801	LDT@USPS.GOV 1200 MERCANTILE LANE SUITE 109 LARGO, MD 20774-5389
4. DATE ISSUED
4/5/2018
5. DESCRIPTION OF AMENDMENT/MODIFICATION

DRO SOLICITATION #150-80-18 – WAVE 8 UPDATED CHANGES AS FOLLOWS:

1. Updating the manifest for Saginaw Regions A & B.

2. Updating attachment N for FAQs Wave 8.

3. Submit assigned copy of PS Form 7330 with all proposals.

Except as provided herein, all terms and conditions of the document referenced in Block 1 remain unchanged and in full force and effect.

6. The above numbered solicitation is amended as set forth in Block 5.

NOTE: Offerors must acknowledge receipt of this amendment prior to the date and time specified in the solicitation by one of the following methods:

a. Signing and returning one copy of the amendment;

b. Acknowledging receipt of this amendment on each copy of the proposal submitted; or

c. Submitting a separate letter or telegram which includes a reference to the solicitation and amendment numbers.

FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE SPECIFIED IN THE SOLICITATION PRIOR TO THE DATE AND TIME SPECIFIED FOR RECEIPT OF PROPOSALS MAY RESULT IN REJECTION OF YOUR PROPOSAL.

If, by virtue of this amendment, you desire to change a proposal already submitted, such change may be made by telegram or letter provided such telegram or letter makes reference to the solicitation and amendment numbers, and is received prior to the date and time specified.

☐ If this box is checked, the date and time specified for receipt of the proposals is extended to:
(Date) (Time)
7. Bidder/Offeror	8. U.S. Postal Service
The receipt of this Amendment to Solicitation is hereby acknowledged.	The U.S. Postal Service has hereby issued this Amendment to Solicitation.
04/25/2018	4/12/18
(Signature of Bidder/Offeror)	(Date)	(Name and Signature of Contracting Officer)	(Date)

Billy Peck Jr.	President/CEO	TRANS. CONTRACTING OFFICER, LDT@USPS.GOV
(Name and Title of Bidder/Offeror)	(Title of Contracting Officer)
PS Form 7330, September 1991

AMENDMENT TO SOLICITATION	AMENDMENT NO.
5
PAGE	OF
1	1
1. Solicitation Amendment Pursuant To
a. SOLICITATION NO.	b. DATE OF SOLICITATION	c. CONTRACT NO.	d. BEGIN CONTRACT TERM	e. END CONTRACT TERM
150-80-18	03/28/2018	06/30/2022
f. FOR MAIL SERVICE IN OR BETWEEN	CITY & STATE	CITY & STATE

2. OFFEROR NAME AND ADDRESS (Print or Type)	3. ISSUED BY
Thunder Ridge Transport Inc. PO Box 2446 Springfield, MO 65801	LDT@USPS.GOV 1200 MERCANTILE LANE SUITE 109 LARGO, MD 20774-5389
4. DATE ISSUED
4/20/2018
5. DESCRIPTION OF AMENDMENT/MODIFICATION

DRO SOLICITATION #150-80-18 – WAVE 8 UPDATED CHANGES AS FOLLOWS:

1. Updated Wave 8 attachment N for FAQs.

2. Please include a signed copy of this amendment with your completed proposal.

Except as provided herein, all terms and conditions of the document referenced in Block 1 remain unchanged and in full force and effect.

6. The above numbered solicitation is amended as set forth in Block 5.

NOTE: Offerors must acknowledge receipt of this amendment prior to the date and time specified in the solicitation by one of the following methods:

a. Signing and returning one copy of the amendment;

b. Acknowledging receipt of this amendment on each copy of the proposal submitted; or

c. Submitting a separate letter or telegram which includes a reference to the solicitation and amendment numbers.

FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE SPECIFIED IN THE SOLICITATION PRIOR TO THE DATE AND TIME SPECIFIED FOR RECEIPT OF PROPOSALS MAY RESULT IN REJECTION OF YOUR PROPOSAL.

If, by virtue of this amendment, you desire to change a proposal already submitted, such change may be made by telegram or letter provided such telegram or letter makes reference to the solicitation and amendment numbers, and is received prior to the date and time specified.

☐ If this box is checked, the date and time specified for receipt of the proposals is extended to:
(Date) (Time)
7. Bidder/Offeror	8. U.S. Postal Service
The receipt of this Amendment to Solicitation is hereby acknowledged.	The U.S. Postal Service has hereby issued this Amendment to Solicitation.
04/25/2018	4/20/18
(Signature of Bidder/Offeror)	(Date)	(Name and Signature of Contracting Officer)	(Date)

Billy Peck Jr.	President/CEO	TRANS. CONTRACTING OFFICER, LDT@USPS.GOV
(Name and Title of Bidder/Offeror)	(Title of Contracting Officer)
PS Form 7330, September 1991

AMENDMENT TO SOLICITATION	AMENDMENT NO.
6
PAGE	OF
1	1
1. Solicitation Amendment Pursuant To
a. SOLICITATION NO.	b. DATE OF SOLICITATION	c. CONTRACT NO.	d. BEGIN CONTRACT TERM	e. END CONTRACT TERM
150-80-18	03/28/2018	06/30/2022
f. FOR MAIL SERVICE IN OR BETWEEN	CITY & STATE	CITY & STATE

2. OFFEROR NAME AND ADDRESS (Print or Type)	3. ISSUED BY
Thunder Ridge Transport Inc. PO Box 2446 Springfield, MO 65801	LDT@USPS.GOV 1200 MERCANTILE LANE SUITE 109 LARGO, MD 20774-5389
4. DATE ISSUED
4/23/2018
5. DESCRIPTION OF AMENDMENT/MODIFICATION

DRO SOLICITATION #150-80-18 – WAVE 8 UPDATED CHANGES AS FOLLOWS:

1. Updated Wave 8 attachment N for FAQs.

2. Update Manifest for Saginaw Region A and B.

3. Update Manifest for Austin Region C.

4. Please include a signed copy of this amendment with your completed proposal.

Except as provided herein, all terms and conditions of the document referenced in Block 1 remain unchanged and in full force and effect.

6. The above numbered solicitation is amended as set forth in Block 5.

NOTE: Offerors must acknowledge receipt of this amendment prior to the date and time specified in the solicitation by one of the following methods:

a. Signing and returning one copy of the amendment;

b. Acknowledging receipt of this amendment on each copy of the proposal submitted; or

c. Submitting a separate letter or telegram which includes a reference to the solicitation and amendment numbers.

FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE SPECIFIED IN THE SOLICITATION PRIOR TO THE DATE AND TIME SPECIFIED FOR RECEIPT OF PROPOSALS MAY RESULT IN REJECTION OF YOUR PROPOSAL.

If, by virtue of this amendment, you desire to change a proposal already submitted, such change may be made by telegram or letter provided such telegram or letter makes reference to the solicitation and amendment numbers, and is received prior to the date and time specified.

☐ If this box is checked, the date and time specified for receipt of the proposals is extended to:
(Date) (Time)
7. Bidder/Offeror	8. U.S. Postal Service
The receipt of this Amendment to Solicitation is hereby acknowledged.	The U.S. Postal Service has hereby issued this Amendment to Solicitation.
04/25/2018	4/23/18
(Signature of Bidder/Offeror)	(Date)	(Name and Signature of Contracting Officer)	(Date)

Billy Peck Jr.	President/CEO	TRANS. CONTRACTING OFFICER, LDT@USPS.GOV
(Name and Title of Bidder/Offeror)	(Title of Contracting Officer)
PS Form 7330, September 1991

AMENDMENT TO SOLICITATION	AMENDMENT NO.
7
PAGE	OF
1	1
1. Solicitation Amendment Pursuant To
a. SOLICITATION NO.	b. DATE OF SOLICITATION	c. CONTRACT NO.	d. BEGIN CONTRACT TERM	e. END CONTRACT TERM
150-80-18	03/28/2018	06/30/2022
f. FOR MAIL SERVICE IN OR BETWEEN	CITY & STATE	CITY & STATE

2. OFFEROR NAME AND ADDRESS (Print or Type)	3. ISSUED BY
Thunder Ridge Transport Inc. PO Box 2446 Springfield, MO 65801	LDT@USPS.GOV 1200 MERCANTILE LANE SUITE 109 LARGO, MD 20774-5389
4. DATE ISSUED
4/25/2018
5. DESCRIPTION OF AMENDMENT/MODIFICATION

DRO SOLICITATION #150-80-18 – WAVE 8 UPDATED CHANGES AS FOLLOWS:

1. Extending the closing date for DRO Wave 8 to Monday, April 30, 2018.

2. Update Manifest for Lubbock Region A

3. Update Schedule A’s for Lubbock Region A.

4. Please include a signed copy of this amendment with your completed proposal.

Except as provided herein, all terms and conditions of the document referenced in Block 1 remain unchanged and in full force and effect.

6. The above numbered solicitation is amended as set forth in Block 5.

NOTE: Offerors must acknowledge receipt of this amendment prior to the date and time specified in the solicitation by one of the following methods:

a. Signing and returning one copy of the amendment;

b. Acknowledging receipt of this amendment on each copy of the proposal submitted; or

c. Submitting a separate letter or telegram which includes a reference to the solicitation and amendment numbers.

FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE SPECIFIED IN THE SOLICITATION PRIOR TO THE DATE AND TIME SPECIFIED FOR RECEIPT OF PROPOSALS MAY RESULT IN REJECTION OF YOUR PROPOSAL.

If, by virtue of this amendment, you desire to change a proposal already submitted, such change may be made by telegram or letter provided such telegram or letter makes reference to the solicitation and amendment numbers, and is received prior to the date and time specified.

☐ If this box is checked, the date and time specified for receipt of the proposals is extended to:
(Date) (Time)
7. Bidder/Offeror	8. U.S. Postal Service
The receipt of this Amendment to Solicitation is hereby acknowledged.	The U.S. Postal Service has hereby issued this Amendment to Solicitation.
04/30/2018	4/25/18
(Signature of Bidder/Offeror)	(Date)	(Name and Signature of Contracting Officer)	(Date)

Billy Peck Jr.	President/CEO	TRANS. CONTRACTING OFFICER, LDT@USPS.GOV
(Name and Title of Bidder/Offeror)	(Title of Contracting Officer)
PS Form 7330, September 1991

AMENDMENT TO SOLICITATION	AMENDMENT NO.
8
PAGE	OF
1	1
1. Solicitation Amendment Pursuant To
a. SOLICITATION NO.	b. DATE OF SOLICITATION	c. CONTRACT NO.	d. BEGIN CONTRACT TERM	e. END CONTRACT TERM
150-80-18	03/28/2018	06/30/2022
f. FOR MAIL SERVICE IN OR BETWEEN	CITY & STATE	CITY & STATE

2. OFFEROR NAME AND ADDRESS (Print or Type)	3. ISSUED BY
Thunder Ridge Transport Inc. PO Box 2446 Springfield, MO 65801	LDT@USPS.GOV 1200 MERCANTILE LANE SUITE 109 LARGO, MD 20774-5389
4. DATE ISSUED
4/27/2018
5. DESCRIPTION OF AMENDMENT/MODIFICATION

DRO SOLICITATION #150-80-18 – WAVE 8 UPDATED CHANGES AS FOLLOWS:

1. We failed to update the pricing sheet when we modified Lubbock Region A and to refer to the event creation and the schedule A for the correct mileage. The solicitation will close on Monday, April 30, 2018 as scheduled.

2. Please include a signed copy of this amendment with your completed proposal.

Except as provided herein, all terms and conditions of the document referenced in Block 1 remain unchanged and in full force and effect.

6. The above numbered solicitation is amended as set forth in Block 5.

NOTE: Offerors must acknowledge receipt of this amendment prior to the date and time specified in the solicitation by one of the following methods:

a. Signing and returning one copy of the amendment;

b. Acknowledging receipt of this amendment on each copy of the proposal submitted; or

c. Submitting a separate letter or telegram which includes a reference to the solicitation and amendment numbers.

FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE SPECIFIED IN THE SOLICITATION PRIOR TO THE DATE AND TIME SPECIFIED FOR RECEIPT OF PROPOSALS MAY RESULT IN REJECTION OF YOUR PROPOSAL.

If, by virtue of this amendment, you desire to change a proposal already submitted, such change may be made by telegram or letter provided such telegram or letter makes reference to the solicitation and amendment numbers, and is received prior to the date and time specified.

☐ If this box is checked, the date and time specified for receipt of the proposals is extended to:
(Date) (Time)
7. Bidder/Offeror	8. U.S. Postal Service
The receipt of this Amendment to Solicitation is hereby acknowledged.	The U.S. Postal Service has hereby issued this Amendment to Solicitation.
04/30/2018	4/27/18
(Signature of Bidder/Offeror)	(Date)	(Name and Signature of Contracting Officer)	(Date)

Billy Peck Jr.	President/CEO	TRANS. CONTRACTING OFFICER, LDT@USPS.GOV
(Name and Title of Bidder/Offeror)	(Title of Contracting Officer)
PS Form 7330, September 1991

AMENDMENT TO SOLICITATION	AMENDMENT NO.
9
PAGE	OF
1	1
1. Solicitation Amendment Pursuant To
a. SOLICITATION NO.	b. DATE OF SOLICITATION	c. CONTRACT NO.	d. BEGIN CONTRACT TERM	e. END CONTRACT TERM
150-80-18	03/28/2018	06/30/2022
f. FOR MAIL SERVICE IN OR BETWEEN	CITY & STATE	CITY & STATE

2. OFFEROR NAME AND ADDRESS (Print or Type)	3. ISSUED BY
Thunder Ridge Transport Inc. PO Box 2446 Springfield, MO 65801	LDT@USPS.GOV 1200 MERCANTILE LANE SUITE 109 LARGO, MD 20774-5389
4. DATE ISSUED
4/27/2018
5. DESCRIPTION OF AMENDMENT/MODIFICATION

DRO SOLICITATION #150-80-18 – WAVE 8 UPDATED CHANGES AS FOLLOWS:

1. Updated the Attachment A’s for Lubbock Region A.

2. Updated the Attachment J Manifest for Lubbock Region A.

3. Changed the closing date to May 1, 2018 Est. (Tuesday).

4. Please include a signed copy of this amendment with your completed proposal.

Except as provided herein, all terms and conditions of the document referenced in Block 1 remain unchanged and in full force and effect.

6. The above numbered solicitation is amended as set forth in Block 5.

NOTE: Offerors must acknowledge receipt of this amendment prior to the date and time specified in the solicitation by one of the following methods:

a. Signing and returning one copy of the amendment;

b. Acknowledging receipt of this amendment on each copy of the proposal submitted; or

c. Submitting a separate letter or telegram which includes a reference to the solicitation and amendment numbers.

FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE SPECIFIED IN THE SOLICITATION PRIOR TO THE DATE AND TIME SPECIFIED FOR RECEIPT OF PROPOSALS MAY RESULT IN REJECTION OF YOUR PROPOSAL.

If, by virtue of this amendment, you desire to change a proposal already submitted, such change may be made by telegram or letter provided such telegram or letter makes reference to the solicitation and amendment numbers, and is received prior to the date and time specified.

☐ If this box is checked, the date and time specified for receipt of the proposals is extended to:
(Date) (Time)
7. Bidder/Offeror	8. U.S. Postal Service
The receipt of this Amendment to Solicitation is hereby acknowledged.	The U.S. Postal Service has hereby issued this Amendment to Solicitation.
04/30/2018	4/27/18
(Signature of Bidder/Offeror)	(Date)	(Name and Signature of Contracting Officer)	(Date)

Billy Peck Jr.	President/CEO	TRANS. CONTRACTING OFFICER, LDT@USPS.GOV
(Name and Title of Bidder/Offeror)	(Title of Contracting Officer)
PS Form 7330, September 1991

ATTACHMENT C

REPRESENTATIONS AND CERTIFICATIONS

a.	Type of Business Organization. The offeror, by checking the applicable blocks, represents that it:

1.)	Operates as:

☒ a corporation incorporated under the laws of the state of Missouri ;

☐ an individual;

☐ a partnership;

☐ a joint venture;

☐ a limited liability company

☐ a nonprofit organization, ____ or;

☐ an educational institution; and

2.)	Is (check all that apply)

☒ a small business concern;

☐ a minority business

☐ Black American

☐ Hispanic American

☐ Native American

☐ Asian American

☐ a woman-owned business;

☐ an educational or other nonprofit organization, or

☐ none of the above entities.

3.)	Small Business Concern. A small business concern for the purposes of Postal Service purchasing means a business, including an affiliate, that is independently owned and operated, is not dominant in producing or performing the supplies or services being purchased, and has no more than 500 employees, unless a different size standard has been established by the Small Business Administration (see 13 CFR 121, particularly for different size standards for airline, railroad, and construction companies). For subcontracts of $50,000 or less, a subcontractor having no more than 500 employees qualifies as a small business without regard to other factors.

4.)	Minority Business. A minority business is a concern that is at least 51 percent owned by, and whose management and daily business operations are controlled by, one or more members of a socially and economically disadvantaged minority group, namely U.S. citizens who are Black Americans, Hispanic Americans, Native Americans, or Asian Americans. (Native Americans are American Indians, Eskimos, Aleuts, and Native Hawaiians. Asian Americans are U.S. citizens whose origins are Japanese, Chinese, Filipino, Vietnamese, Korean, Samoan, Laotian, Kampuchea (Cambodian), Taiwanese, in the U.S. Trust Territories of the Pacific Islands or in the Indian subcontinent.)

5.)	Woman-owned Business. A woman-owned business is a concern at least 51 percent of which is owned by a woman (or women) who is a U.S. citizen, controls the firm by exercising the power to make policy decisions, and operates the business by being actively involved in day-to-day management.

6.)	Educational or Other Nonprofit Organization. Any corporation, foundation, trust, or other institution operated for scientific or educational purposes, not organized for profit, no part of the net earnings of which inures to the profits of any private shareholder or individual.

Attachment C

Representations and Certifications

b.	Parent Company and Taxpayer Identification Number.

1.)	A parent company is one that owns or controls the basic business policies of an offeror. To own means to own more than 50 percent of the voting rights in the offeror. To control means to be able to formulate, determine, or veto basic business policy decisions of the offeror. A parent company need not own the offeror to control it; it may exercise control through the use of dominant minority voting rights, proxy voting, contractual arrangements, or otherwise.

2.)	Enter the offeror’s Taxpayer Identification Number (TIN) in the space provided. The TIN is the offeror’s Social Security number or other Employee Identification Number used on the offeror’s Quarterly Federal Tax Return, U.S. Treasury Form 941.

Offeror’s TIN 75-3010383

3.)	Check this block if the offeror is owned or controlled by a parent company: ☐

4.)	If the block above is checked, provide the following information about the parent company:

Parent Company’s Name:

Parent Company’s Main Office:

Address:

No. and Street:

City: __________________ State: _____ Zip Code:

Parent Company’s TIN:

5.)	If the offeror is a member of an affiliated group that files its federal income tax return on a consolidated basis (whether or not the offeror is owned or controlled by a parent company, as provided above) provide the name and TIN of the common parent of the affiliated group:

Name of Common Parent

Common Parent’s TIN

c.	Certificate of Independent Price Determination.

1.)	By submitting this proposal, the offeror certifies, and in the case of a joint proposal each party to it certifies as to its own organization, that in connection with this solicitation:

a)	The prices proposed have been arrived at independently, without consultation, communication, or agreement, for the purpose of restricting competition, as to any matter relating to the prices with any other offeror or with any competitor;
b)	Unless otherwise required by law, the prices proposed have not been and will not be knowingly disclosed by the offeror before award of a contract, directly or indirectly to any other offeror or to any competitor; and
c)	No attempt has been made or will be made by the offeror to induce any other person or firm to submit or not submit a proposal for the purpose of restricting competition.

2.)	Each person signing this proposal certifies that:

a)	He or she is the person in the offeror’s organization responsible for the decision as to the prices being offered herein and that he or she has not participated, and will not participate, in any action contrary to paragraph a above; or
b)	He or she is not the person in the offeror’s organization responsible for the decision as to the prices being offered but that he or she has been authorized in writing to act as agent for the persons responsible in certifying that they have not participated, and will not participate, in any action contrary to paragraph a above, and as their agent does hereby so certify; and he or she has not participated, and will not participate, in any action contrary to paragraph a above.

3.)	Modification or deletion of any provision in this certificate may result in the disregarding of the proposal as unacceptable. Any modification or deletion should be accompanied by a signed statement explaining the reasons and describing in detail any disclosure or communication.

d.	Certification of Nonsegregated Facilities.

1.)	By submitting this proposal, the offeror certifies that it does not and will not maintain or provide for its employees any segregated facilities at any of its establishments, and that it does not and will not permit its employees to perform services at any location under its control where segregated facilities are maintained. The offeror agrees that a breach of this certification is a violation of the Equal Opportunity clause in this contract.

2.)	As used in this certification, segregated facilities means any waiting rooms, work areas, rest rooms or wash rooms, restaurants or other eating areas, time clocks, locker rooms or other storage or dressing areas, parking lots, drinking fountains, recreation or entertainment area, transportation, or housing facilities provided for employees that are segregated by explicit directive or are in fact segregated on the basis of race, color, religion, or national origin, because of habit, local custom, or otherwise.

Attachment C

Representations and Certifications

3.)	The offeror further agrees that (unless it has obtained identical certifications from proposed subcontractors for specific time periods) it will obtain identical certifications from proposed subcontractors before awarding subcontracts exceeding $10,000 that are not exempt from the provisions of the Equal Opportunity clause; that it will retain these certifications in its files; and that it will forward the following notice to these proposed subcontractors (except when they have submitted identical certifications for specific time periods):

Notice: A certification of nonsegregated facilities must be submitted before the award of a subcontract exceeding $10,000 that is not exempt from the Equal Opportunity clause. The certification may be submitted either for each subcontract or for all subcontracts during a period (quarterly, semiannually, or annually).

e.	Certification Regarding Debarment, Proposed Debarment, and Other Matters (This certification must be completed with respect to any offer with a value of $100,000 or more.)

1.)	The offeror certifies, to the best of its knowledge and belief, that it or any of its principals

a)	Are ☐ are not ☒ presently debarred or proposed for debarment, or declared ineligible for the award of contracts by any Federal, state, or local agency;

b)	Have ☐ have not ☒, within the three-year period preceding this offer, been convicted of or had a civil judgment rendered against them for: commission of fraud or a criminal offense in connection with obtaining, attempting to obtain, or performing a public (Federal, state, or local) contract or subcontract; violation of Federal or state antitrust statutes relating to the submission of offers; or commission of embezzlement, theft, forgery, bribery, falsification or destruction of records, making false statements, tax evasion, or receiving stolen property;

c)	Are ☐ are not ☒ presently indicted for, or otherwise criminally or civilly charged by a governmental entity with, commission of any of the offenses enumerated in subparagraph (b) above;

d)	Have ☐ have not ☒ within a three-year period preceding this offer, been convicted of or had a civil judgment rendered against them for: commission of fraud or a criminal offense in conjunction with obtaining, attempting to obtain, or performing a public (Federal, state or local) contract or subcontract; violation of Federal or state antitrust statutes relating to the submission of offers; or commission of embezzlement, theft, forgery, bribery, falsification or destruction of records, making false statements, tax evasion or receiving stolen property; and

e)	Are ☐ are not ☒ presently indicted for, or otherwise criminally or civilly charged by a governmental entity with, commission of any of the offenses enumerated in subparagraph (d) above.

2.)	The offeror has☐ has not ☒, within a three-year period preceding this offer, had one or more contracts terminated for default by any Federal, state, or local agency.

3.)	“Principals,” for the purposes of this certification, means officers, directors, owners, partners, and other persons having primary management or supervisory responsibilities within a business entity (e.g., general manager, plant manager, head of a subsidiary, division, or business segment, and similar positions).

4.)	The offeror must provide immediate written notice to the Contracting Officer if, at any time prior to contract award, the offeror learns that its certification was erroneous when submitted or has become erroneous by reason of changed circumstances.

5.)	A certification that any of the items in paragraph (a) of this provision exists will not necessarily result in withholding of an award under this solicitation. However, the certification will be considered as part of the evaluation of the offeror’s capability (see PM 2.1.9.c.3). The offeror’s failure to furnish a certification or provide additional information requested by the contracting officer will affect the capability evaluation.

6.)	Nothing contained in the foregoing may be construed to require establishment of a system of records in order to render, in good faith, the certification required by paragraph (a) of this provision. The knowledge and information of an offeror is not required to exceed that which is normally possessed by a prudent person in the ordinary course of business dealings.

Attachment C

Representations and Certifications

7.)	This certification concerns a matter within the jurisdiction of an agency of the United States and the making of a false, fictitious, or fraudulent certification may render the maker subject to prosecution under section 1001, Title 18, United States Code.

8.)	The certification in paragraph (a) of this provision is a material representation of fact upon which reliance was placed when making the award. If it is later determined that the offeror knowingly rendered an erroneous certification, in addition to other remedies available to the Postal Service, the Contracting Officer may terminate the contract resulting from this solicitation for default.

a.	Incorporation by Reference. Wherever in this solicitation or contract a standard provision or clause is incorporated by reference, the incorporated term is identified by its title, its provision or clause number assigned to it, and its date. The text of incorporated terms may be found at http://www.usps.com/cpim/ftp/manuals/spp/spp.pdf. If checked, the following provision(s) is incorporated in this solicitation by reference: (contracting officer will check as appropriate)

1.       Provision 1-2: Domestic Source Certificate - Supplies

2.       Provision 1-3: Domestic Source Certificate - Construction Materials

3.       Provision 9-1: Equal Opportunity Affirmative Action Program

4.       Provision 9-2: Preaward Equal Opportunity Compliance Review

5.       Provision 9-3: Notice of Requirements for Equal Opportunity Affirmative Action

Highway Contract Route (HCR)

Wave 8 Dynamic Routing Optimization (DRO) Service

Statement of Work

Date of Issue: 03-28-2018

Contents

PART 1 – STATEMENT OF WORK	1
A. Overview	1
B. Requirements	1
C. Period of Performance	7
D. Place of Performance	7
E. Technology	7
F. Administrative Official	9
G. Electronic Communication and Interactivity	9
H. Safety Rating (Federal Motor Carrier Safety Administration)	9
I. Subcontracting	10
J. Usage of Postal Facilities	10
K. Payment and Schedule Changes	10
L. Performance	12
M. Irregularities	13
N. Fuel Adjustment	14
PART 2 – LIST OF ATTACHMENTS	15

i

Part 1 – Statement of Work

A.	OVERVIEW

The Postal Service is seeking to award surface transportation service that is responsive to daily mail volumes. Through the use of a Transportation Management System (TMS), forecasted mail volumes will be used to optimize local distribution networks at the Processing and Distribution Centers (P&DC) solicited.

The Supplier will provide surface transportation based on volume availability and a Transportation Management System (TMS) dynamic route optimization manifest. The Supplier will plan its operations based on the manifest and transportation information provided in support of, and in conjunction with, the needs of the Host P&DC, delivery units, and offices. The hours of service and address locations for the Host P&DC delivery units and city offices serviced by this contract are detailed in Attachment A, Service Point Details and Specifications.

This solicitation will include requirements for dynamic surface transportation service for the following P&DC’s.

Wave 8

Site 1 - Austin, TX (3 Regions)

Site 2 - Erie, PA (2 Regions)

Site 3 - Eureka, CA (1 Regions)

Site 4 - Lubbock, TX (2 Region)

Site 5 - Mid-Hudson, NY (3 Regions)

Site 6 - Saginaw (2 Regions)

Site 7 - Traverse City, MI (3 Regions)

Site 8 - Altoona, PA (2 Regions)

Site 9 - Anchorage, AK (2 Regions)

Site 10 - Springfield, MO (2 Regions)

The USPS anticipates awarding multiple contracts at ten (10) non Postal Vehicle Service (PVS) sites in the DRO Wave 8. Wave 8 consists of ten (10) sites with an approximate four (4) year base period of performance. Due to the alignment with current HCR contract expiration dates, the four-year period of performance for Wave 8 will be slightly longer or slightly shorter than four-years, as outlined below.

B.	REQUIREMENTS

Suppliers will be required to provide a variety of vehicles to include vans, straight trucks, and tractor trailers. Additionally suppliers will be required to provide an on-site Supplier Representative during the initial start-up wave and annually during the Peak Season Period. The Supplier Representative will work with Postal Service employees at the location to coordinate all activities for the service. Global Positioning Systems will also be required on all trailers and straight trucks.

1

Operations will provide the Supplier with a manifest for their specific region(s) the Wednesday prior to the start of the upcoming Postal Service week. The manifest will further provide detailed mail tender information for the points of origin and the required arrival times at destinations. The Supplier will be required to arrive in sufficient time to load and dispatch vehicles to meet the required delivery windows as indicated on the manifest. The supplier is required to follow the manifest unless otherwise directed by Postal Official. The supplier is required to meet the scheduled departure/arrival times as indicated on the manifest. The supplier will be required to report in sufficient time to load vehicle to meet the scheduled departure time on the manifest.

1.	Supplier Responsibilities

a.	The Supplier will handle all mail tendered by the Postal Service in an efficient and expedient manner to meet the departure requirements specified in this contract.

b.	The Supplier will provide all labor to support the service described in this statement of work and its attachments. The Supplier personnel operating vehicles are required to have a valid Commercial Driver’s License.(Please see Attachment I, Standard Operating Procedure (SOP) Vehicle Inspections by Law Enforcement Officials)

c.	The Supplier will provide at least one (1) onsite Supplier Representative for approximately 8 hours (0030 – 0830) at the Host P&DC during peak windows of service (ex. 0230 – 0630).The Supplier will be required to provide a Supplier Representative at the dock during the initial three (3) month contract start-up period. The Supplier will also be required to provide a Supplier Representative annually for one (1) month during Peak Season. Peak Season period will begin around the Thanksgiving holiday of each year and end approximately January 1st, of the following year. The Supplier Representative will be required to coordinate with Postal Service employees on activities like but not limited to, organizing the retrieval of the mail from the prescribed mail tender points, arranging the loading of vehicles based on manifest routes provided by the Postal Service and communicating and requesting approval for any deviation from the manifest.

d.	The Supplier will notify the Postal Service through the Host P&DC, via the Administrative Official, of any contingency events/changes or anticipated events/changes impacting the services provided by the Supplier. This notification must be via email, the receipt of email must be acknowledged, and must be given at least 72 hours in advance.

e.	The Supplier will aid and assist with the loading and unloading of containers/pallets/other USPS products from surface transportation. The Supplier will be required to ensure the proper loading of mail in the sequence defined by the order of delivery, specified by the manifest. The manifest is organized in a “first in – last out” sequence by service point. (For Dock Safety Guidance, see Attachment K)

2

f.	The Supplier will maintain a level of flexibility to accommodate out-of-schedule events and ensure that they are handled with the same level of efficiency and accuracy as the regularly scheduled trips. Out of schedule events can be defined as (but not limited to) extra service (scheduled or unscheduled) or ad hoc transportation to in scope delivery units. In addition to transportation events specified by the manifest, expanded operations, such as additional operating days or hours per day may be required.

g.	The supplier is required to follow the manifest unless otherwise directed by Postal Official. The supplier is required to meet the scheduled departure/arrival times as indicated on the manifest. The supplier will be required to report in sufficient time to load vehicle to meet the scheduled departure time on the manifest. The supplier will be required to load, transport, and unload all classes of mail at the Originating, en route, and destinating offices.

Within the service area, or otherwise specified contract site(s), USPS may request additional trips that were not published in the original manifest, and the supplier will be required to execute the trips, up to the contracted mileage maximum thresholds; however, the supplier is not required to provide additional trips.

2.	Postal Service Responsibilities

The Postal Service will oversee operations at the Host P&DC and provide instructions to the Supplier Representative. USPS will provide a dispatch manifest on the Wednesday prior to the Postal Service week. The manifest will provide detailed mail tender information for the point of origin and the required arrival times at the destinations (for further detail see, Attachment J – Manifests).

The Postal Service will be responsible for determining any extra transportation needs (transportation not listed on the initial weekly manifest) and for coordinating the extra service with the HCR supplier(s) at the site. If USPS determines that extra service is needed, suppliers will receive a notification by phone or email and will have approximately thirty (30) minutes to respond to the request. If the Supplier does not agree to fulfill the additional service within thirty (30) minutes, the extra transportation needed by USPS will be requested from an alternate supplier.

The Postal Service will provide standard empty Mail Transport Equipment (MTE), scanners, rolling equipment, and cardboard containers for the performance of these requirements.

3.	Dispatch and Delivery Manifest

a.	The Supplier will be provided a manifest, including anticipated mail volumes and mileage, on the Wednesday prior to each Postal Service week, which begins on Sunday. The manifest will provide detailed mail tender information for the point of origin and the required arrival times at destinations. The Supplier is responsible for allowing sufficient time to unload, load and dispatch all vehicles in order to meet the required delivery windows listed in the manifest.(See Attachment J, National Manifests)

3

b.	The Postal Service reserves the right to cancel trips without penalty (via email or other communication methods), provided that the Supplier is given at least four (4) hours of notice, prior to the scheduled departure time. In the event that less than four (4) hours of notice is given, the Postal Service reserves the right to reroute transportation within the contracted service area(s) or site(s).

c.	Some Delivery Units serviced by the supplier under this contract may require long haul trips to remote sites. It is the Supplier’s responsibility to plan driver schedules which adhere to all Department of Transportation Federal Motor Carrier Safety Administration Hours of Service regulations.

d.	Metro Collection Boxes

i.	The Supplier may be asked to provide service to Metro Collection boxes at select locations. The driver will be required to open the Metro Collection box, scan the Metro Collection box, remove the mail, and transport the mail to the P&DC. The Supplier may also be required to participate in the Box Density and Maintenance messages which will populate on the drivers’ scanners. The Supplier will report any issues encountered with the provided scanner or in retrieving mail from the Metro Collection Box to the Postal Service immediately.

ii.	Trips to Metro Collection boxes will be included on the transportation manifest along with instructions to access to the Metro Collection box.

iii.	Please refer to the Metro Collection box table in Attachment A Service Point Details and Specifications.

e.	Registered Mail

a.	Drivers are required to sign for all registered mail. The driver will be required to isolate register mail on the tail of the vehicle and will present the Registered Mail to registered room or clerk upon arrival to the plant.

b.	Driver is required to contact plant immediately if registered mail is not present at time of pickup. If driver fails to notify plant and arrives without register mail, supplier is responsible to retrieve register mail and bring to the plant.

c.	If registered mail is lost prior to arrival at plant, driver will be held until register mail is found.

4.	Daily Operations

a.	The Supplier will stay abreast of changing conditions, including but not limited to late arriving or departing trucks, mechanical breakdowns, and make adjustments to transportation accordingly.

b.	The Supplier will incur the costs of repairs and/or replacement of damaged Postal equipment or facilities if the damages are the fault of the Supplier.

4

c.	The Supplier will coordinate movement of vehicles at the Host P&DC.

d.	Wherever possible, or in agreement with local Postal Service Host P&DC staff, the Supplier will pre-load outbound vehicles.

e.	Throughout the daily operation, the Supplier will inspect all containers in their possession to ensure that no mail has been left in any container. If any mail is found, the Supplier will immediately notify the Postal Service manager and a Postal employee will remove the mail from the container.

f.	General

i.	The Supplier is required to observe and adhere to specific delivery windows.

ii.	The Supplier will not deliver to the facilities outside of these specified windows unless explicitly instructed to do so.

iii.	It is expected that the Supplier will have the ability to obtain sufficient human resources (drivers, vehicles, etc.) within 72 hours to utilize the full fleet during these windows of possible delivery. Sunday delivery may not occur every week, but could be required on an ad hoc basis.

5.	Procedures for Receipt and Dispatch of Vehicles

a.	For dropping off a trailer, only local USPS designated personnel can open and close platform overhead doors.

b.	Upon arrival, the Supplier driver will:

i.	Set brakes

ii.	Shut off engine

iii.	Remove ignition key

iv.	Affix chock block (if necessary)

v.	Report to expeditor/USPS designee for bay assignment (if expeditor/USPS designee is available)

c.	Expeditor or USPS designee provides driver with bay assignment.

d.	Driver returns to parked tractor/trailer:

i.	Removes chock block

ii.	Starts tractor engine

iii.	Releases brakes

iv.	Proceeds to assigned bay

v.	As driver is positioning to back up, sound horn

vi.	Backs trailer into assigned bay

vii.	Sets brakes

viii.	Shuts off engine

ix.	Removes ignition key

x.	Affixes chock block to trailer

xi.	Jacks up trailer for disconnect

xii.	Disengages brake lines

xiii.	Returns to tractor

xiv.	Starts engine

xv.	Disengages from trailer with no gap left between tractor and trailer

5

e.	For picking up a trailer (where applicable), the driver returns to tractor:

i.	Removes chock block

ii.	Starts engine

iii.	Proceeds to designating bay verifying assignment

iv.	As driver is positioning to back up, sound horn

v.	Ensures green light is on, where applicable

vi.	Backs trailers into assigned bay

vii.	Engages with assigned trailer

viii.	Shuts off engine

ix.	Removes ignition key

x.	Affixes chock block to tractor

xi.	Connects brake lines

xii.	Lowers trailer into fifth wheel mechanism

xiii.	Visually inspects fifth wheel locking mechanism

xiv.	Removes trailer chock block

xv.	Removes tractor chock block

xvi.	Starts engine

xvii.	Releases brake

xviii.	Departs facility

f.	Expeditor or USPS designee will:

i.	Affix security seal to trailer door locking mechanism, where applicable

ii.	Close bay door

iii.	Retrieve secured ignition keys

iv.	Verify load and trailer are secured to driver

v.	Confirm bay assignment with driver

vi.	Return ignition keys to driver

vii.	Verify bay door is closed

g.	Driver will:

i.	Return to tractor

ii.	Verify green light is on (where applicable) and door number/assignment

iii.	Remove chock block

iv.	Start engine, release brake, and depart facility

6.	Yard Control

a.	The Supplier will maintain yard control to ensure timely and accurate data is kept pertaining to vehicle movements and disposition on the facility property.

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7.	Reporting

a.	At a minimum, the following report will be required and will be provided by the Supplier:

Accident reports, including personnel and equipment involved (per occurrence). This will be provided by the Supplier.

b.	The Supplier will attend and participate in operation meetings and service talks at the Host P&DC at the discretion of the Postal Service.

8.	Training

a.	The Postal Service will provide the initial training for Postal Service systems and the Transportation Management Systems.

b.	The Supplier will provide training to all of its personnel. The training will include but is not limited to the following items:

i.	Emergency plan or procedures such as facility evacuation, hazardous chemical spills, threats, severe weather, etc.

ii.	Security training that addresses the proper wearing of identification badges and the challenging of all persons not displaying a proper ID.

iii.	Proper and safe loading and use of containers and postal equipment.

iv.	Dock operations to include the postal-approved procedures for opening and sealing of trucks.

v.	Applicable laws and regulations.

vi.	Safety and health training that address overall work safety, (e.g., drug/alcohol abuse).

vii.	Identification of various mail classes/types and an overview of Postal regulations as it pertains to mail security.

C.	PERIOD OF PERFORMANCE

●	The anticipated period of performance for Austin, TX, Eureka, CA, Anchorage, AK, Traverse, MI, Erie, PA is Sunday, July 29, 2018 to Thursday, June 30, 2022.

●	The anticipated period of performance for the remaining sites to include Springfield, MO, Mid-Hudson, NY, Lubbock, TX, Altoona, PA, Saginaw is Sunday, August 05, 2018 to Thursday, June 30, 2022.

Following the contract award, suppliers will be allowed approximately 30 days to ramp up and prepare to start operations, unless otherwise agreed upon by the Supplier and the Postal Service.

D.	PLACE OF PERFORMANCE

The work will begin at specified USPS P&DC facilities within specified geographic areas. (See Attachment A, Service Point Details and Specifications, for specific information)

E.	TECHNOLOGY

1.	Transportation Management System

The Postal Service is currently upgrading its TMS to advance technology and further automate processes. If there are impacts on the Supplier from these changes, the Postal Service will discuss and/or negotiate any necessary changes with the Supplier, as applicable.

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2.	GPS Requirements

The Supplier will be required to purchase a GPS unit from a source provided by the Postal Service. The Supplier will be provided instructions regarding the purchase and implementation of the GPS unit prior to the contract being awarded. The unit costs and monthly recurring data plan charges are detailed below. Suppliers should factor these costs into their proposed fixed RPM(s).

GPS Hardware Cost: $311.00 per unit

Data Plan Monthly Recurring Charge: $4.52 per unit

The Supplier is required to provide GPS technology and data transfer in accordance with the below requirements.

a.	The Supplier shall maintain a functioning Global Positioning Satellite (GPS) system on all vehicles over 600 cubic feet and above to include but not limited to straight trucks and trailers. The GPS device must report the location of the vehicle to the Postal Service no less than every 15 minutes while the mail is in transit. It must also report the location of the vehicle upon arrival and departure at each location. Compliance to the requirement must reach a minimum of 98% success rate (accurate data transmitted to and received by the Postal Service). The following information is required for each data transmission:

i.	GPS ID

ii.	Trailer number

iii.	Event: Arrival, Departure, En-Route, and Low Battery.

iv.	Date/Time for each Event

v.	Location by Address or Latitude/Longitude of the vehicle

b.	The Supplier is required to have GPS units on all straight trucks and/or trailers and provide GPS status updates on demand or as requested. The GPS units should be attached to the straight truck and/or trailer. Mobile GPS units are not acceptable.

c.	Supplier personnel driving vehicles shall have onboard communication systems to maintain contact with the on-site representative.

d.	Supplier must transmit GPS data upon departure (via geo-fencing), upon arrival (via geo-fencing), and every 15 minutes in transit.

e.	GPS data must be sent as events occur.

f.	In the event a GPS unit is out of communication coverage, it must have the capability to log events that were not transmitted. These events should be transmitted as soon as the GPS unit is back in coverage with the lag being no more than four (4) hours.

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F.	ADMINISTRATIVE OFFICIAL

The Administrative Official is a Postal Service Official designated by the Manager, Distribution Networks to supervise and administer the performance of mail transportation and related services by suppliers.

Administrative Officials are NOT authorized to award, agree to, amend, terminate, or otherwise change the provisions and/or terms and conditions of the contract. Administrative Officials are responsible for ensuring supplier compliance with the operational requirements of highway contract routes and administering functions related to performance of that service. Specifically, Administrative Officials are responsible for the following:

1.	Supervising the Supplier’s operations daily to ensure contract compliance, including necessary recordkeeping.

2.	Obtaining screening information from highway transportation suppliers or contractor personnel.

3.	Investigating irregularities and complaints regarding service on the route and taking corrective action.

4.	Recommending establishment, discontinuance, or modifications to the manifest.

G.	ELECTRONIC COMMUNICATION AND INTERACTIVITY

The Postal Service will utilize web-based systems that will require supplier interactivity. Suppliers will be required to maintain and check their electronic mail (email) accounts regularly and to respond to email messages from the Postal Service. Suppliers must notify the Postal Service of any changes to email addresses.

H.	SAFETY RATING (FEDERAL MOTOR CARRIER SAFETY ADMINISTRATION)

If the Supplier is notified by the Federal Motor Carrier Safety Administration (FMCSA) that there is a proposed safety rating or determination of a rating of “unsatisfactory” of the Supplier (as described in 49 CFR § 385.11), the Supplier must notify the Contracting Officer within five (5) business days of receipt of its receipt of notice from the FMCSA. Should the Supplier fail to do so, the Contracting Officer may terminate any and all of the Supplier’s contracts for default. In addition, the Contracting Officer may terminate any and all of the Supplier’s contracts for default based upon a proposed safety rating or determination of a rating of “unsatisfactory” of the Supplier (as described in 49 CFR § 385.11) by the FMCSA.

The Supplier is expected to provide a fleet which can meet the federal and state transportation vehicle requirements. These requirements include, but are not limited to, bed height restrictions, emission rates, maintenance standards and driving classifications.

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I.	SUBCONTRACTING

The offeror must include a detailed planned description of all related/support services (e.g. maintenance, custodial services) and specific line haul services. The supplier must detail which routes the subcontract services will address and what allocation of the operation will be covered by the subcontracted services. The plan must be reviewed and approved by the Contracting Officer.

J.	USAGE OF POSTAL FACILITIES

Parking for contract vehicles and trailers at Postal facilities and other uses of Postal facilities (unless otherwise specified within this contract) may or may not be allowed at the discretion of each facility manager. The Supplier is responsible for all associated costs and to have the vehicle properly secured at all times. The Supplier must have adequate contingency plans in place should the use of postal facilities be terminated or limited. In no event shall the Postal Service be held liable for, or incur any additional cost associated with, such use or the termination of such use during the contract term.

K.	PAYMENT AND SCHEDULE CHANGES

Payment for services rendered under this contract will be made as follows:

Suppliers will receive a monthly payment processed by the 2nd Friday of the next calendar month of the period for which the service was performed. If the Supplier operates mileage in either the Expected or Lower Mileage Ranges, the payment will be calculated by multiplying the manifest miles by the Supplier’s RPM in the applicable mileage range (Expected or Lower). If the Supplier operates mileage in the Upper Mileage Range, the Supplier will be paid for all manifest miles operated within the Expected Mileage Range at the Expected Mileage Range RPM. Any additional miles over the maximum mileage of the Expected Range will be paid using the Supplier’s Upper Mileage Range RPM. All extra trips will be captured in the TMS system and included in the monthly manifest mileage calculation for the same period in which they were ordered. An example of the monthly payment calculation has been provided below.

Monthly Payment Calculation Example Site X

Site X- December

Peak	Minimum Mileage	Maximum Mileage	Supplier RPM
Upper Mileage Range	17,912	19,427	$1.65
Expected Mileage Range	14,305	17,911	$1.55
Lower Mileage Range	11,856	14,304	$1.60

Note: For the purposes of the example, payments have been rounded to the nearest dollar.

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●	If the Supplier ran 15,000 miles (inclusive of manifest miles and extra trips), then all 15,000 would be paid at the Expected Mileage Range price. (15,000 x $1.55) = $23,250

●	If the Supplier ran 12,000 miles (inclusive of manifest miles and extra trips), then all 12,000 miles would be paid at the Lower Mileage Range price. (12,000 x $1.60) = $19,200

●	If the Supplier ran 19,000 miles (inclusive of manifest miles and extra trips), then 17,911 miles would be paid at the Expected Mileage Range price and 1,089 miles would be paid at the Upper Mileage Range price. (17,911 x $1.55) + (1,089 x $1.65) = $29,559

●	If the Supplier is requested and agrees to operate the mileage in excess of the maximum (inclusive of manifest miles & extra trips), the additional mileage will be paid at the Upper Mileage Range rate for the total additional mileage run above the Expected Range. The Supplier has a right to refuse miles above the maximum mileage in the Upper Mileage Range Tier.

●	Using the example above, if the Supplier agreed to run 20,000 miles, 17,911 would be paid at the Expected Mileage Range price, and 2,089 would be paid at the Upper Mileage Range Price. (17,911 x $1.55) + (2,089 x $1.65) = $31,209

●	If monthly mileage falls below the minimum mileage (inclusive of manifest miles & extra trips) identified in the Lower Mileage Range, the Supplier will be paid for the minimum mileage in the lower mileage range, or (11,856 x $1.60) = $18,970 in the example month above.

No supplier invoices are required. Supplier payments will be processed through the electronic 5429 (e5429) process at the conclusion of each Postal Accounting Period for which payment is due. The payment for service will be made no later than the 2nd Friday of the next calendar month of the period for which service was performed. All mileage will be captured in the TMS system and included in the monthly manifest mileage calculation for the same period in which they were ordered.

When Dynamic Routing Optimization (DRO) does not start on the first day of the calendar month, the mileage the supplier operates will be pro-rated within the appropriate mileage tier for payment. The pro-rated mileage adjustment is calculated by dividing the mileage operated by the supplier for that period by the days executed to determine a daily mileage amount. The average daily mileage is then multiplied by total days in the calendar month to arrive at a monthly prorated mileage amount. This monthly pro-rated mileage amount will be paid based upon the rate and tier the monthly mileage amount falls within.

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Site X- December

Peak	Minimum Mileage	Maximum Mileage	Supplier RPM
Upper Mileage Range	17,912	19,427	$1.65
Expected Mileage Range	14,305	17,911	$1.55
Lower Mileage Range	11,856	14,304	$1.60

Pro-rate Calculation

Supplier Operated Mileage for December		5,000
Number of Days of Service		12
Calendar Days in the Month		31
Daily mileage amount	5,000 / 12	417
The result is then divided by total days in the calendar month	417 * 31	12,917
Monthly pro-rated mileage amount will be paid based upon the rate and tier the monthly mileage amount falls within.	12,917 * $1.60	$20,667

SUPPLIERS WILL BE REQUIRED TO PROVIDE THE NUMBER OF GALLONS USED IN THEIR ESTIMATED ANNUAL FUEL COSTS. THIS INFORMATION WILL BE USED IN THE CALCULATION OF ANY FUEL ADJUSTMENT AND IN THE DETERMINATION OF THE REASONABLENESS OF SUPPLIER PRICING.

L.	PERFORMANCE

1.	The Supplier is required to dispatch 98% of the tendered mail to permit arrival to all locations by the required delivery time (RDT), or scheduled delivery time identified in the manifest. The Supplier will be held accountable for all performance failures other than for delays imposed by the Postal Service (Per Clause B-79, Forfeiture of Compensation).

2.	The Supplier will be required to maintain 98% accuracy for Quality of Dispatch. “Quality of Dispatch” is defined as no containers or loose pieces placed on incorrect departing transportation. If a “Quality of Dispatch” error occurs, the Supplier will immediately correct the source of the error to ensure the error does not reoccur.

3.	The Supplier is responsible for having a quality assurance program established in-house to perform daily monitoring of, at minimum, actual mileage performed by driver weekly, performance failures, container location accuracy, and pick-up and delivery times. This program is to be established based on the discretion of the Supplier.

4.	Monthly performance meetings between the Supplier and Postal Service will be performed as arranged by the Host P&DC Transportation Manager or designee (ex. local Administrating Official).

5.	The Supplier must achieve 98% on-time dispatch performance of timely mail, outside of delays caused by the Postal Service, and 98% distribution accuracy for all mail tendered to and processed by the Supplier.

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M.	IRREGULARITIES

When an irregularity in performance occurs the Postal Service may take subsequent action as defined below:

1.	Other Irregularities

a.	The Postal Service will issue a PS Form 5500, Contract Route Irregularity Report. The Supplier must sign and return the Contract Route Irregularity Report within ten (10) days of receipt.

b.	Suppliers are responsible for providing documentation to support requests for exceptions for unforeseen circumstances to include but not limited to weather, traffic accidents (not caused by the supplier), and detours.

c.	Repeated irregularities as defined above, with no or ineffectual attempts at correction, may result in contract termination and the Supplier may be held liable for any re-procurement costs associated with the default.

d.	The supplier may be assigned lobby/vestibule keys and/or a scanning device be used in the delivery and collection of mail along the contract route. These are accountable items that must be signed out prior to the start of the designated trip(s) and turned in at the end of the trip(s). Loss, negligent damage, or failure to turn in accountable item(s) as scheduled may result in assessment of damages or termination of the contract.

2.	Late Delivery Irregularities

a.	Supplier induced irregularities resulting in late delivery (explained under Performance Framework) could result in a reduction in total pay in conjunction with PS Form 5500 (contracted RPM’s will apply), Contract Route Irregularity Report, or termination for default.

b.	Upon receipt of a PS Form 5500, the Supplier shall promptly take all necessary corrective action to bring performance into compliance.

c.	The Supplier will complete all appropriate areas of the PS 5500 and document the corrective action taken to ensure the error does not occur in the future. The PS 5500 must be signed and sent back to the Administrative Official within ten (10) days of receipt.

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d.	The Supplier and the Postal Service Administrative Official will discuss each completed PS 5500. The PS 5500 will be discussed monthly during the performance discussion between the Supplier and Administrative Official.

e.	When the Postal Service delays the HCR supplier beyond their scheduled departure time, the origin facility must issue a PS Form 5466 to the driver. To receive compensation for such Postal Service caused delays, the supplier consolidates the PS Form 5466s for each route and lists them on a supplier claim form, such as the one shown in in the attached PS Form 5466 found in this solicitation. The supplier must summarize the total delay time in minutes and shall ensure that the supporting data is accurate and complete. The supplier submits the PS Form 5466s and the completed supplier claim form to the USPS administrative official (AO) responsible for the supplier’s route. The supplier should submit claims monthly, completing one claim form per route. Payment for the Postal Service caused delays described above will be paid at the established Service Contract Act (SCA) Wage Rate for the contracted region.

N.	FUEL ADJUSTMENT

1.	Fuel Rate Establishment

This contract will be administered under the automated fuel index program. At the time of award, the fuel price per gallon in the contract will be set to the Department of Energy (DOE) Petroleum Acquisition Defense District (PADD) Price for the region in which the contract originates, using the price for the month immediately preceding the month of award. If there is a difference between the price per gallon in place when the award or renewal contract is signed and the DOE price on the first day of the new term, the contract price will be adjusted reflecting the difference in price of fuel.

2.	Fuel Rate Adjustment

At the end of each calendar month, the difference between (1) the previous monthly DOE regional fuel index for the applicable fuel type and (2) the current monthly DOE regional fuel index for the applicable fuel type will be adjusted automatically. This will become the new contract baseline fuel ppg. The new contract baseline fuel ppg will remain in effect until the next automatic monthly adjustment.

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PART 2 – LIST OF ATTACHMENTS

Attachment A – Service Point Details and Specifications

Attachment B – Vehicle Specifications

Attachment C – Representations and Certifications

Attachment D – Pricing Sheet (for information only)

Attachment E – Wage Determination Examples – National

Attachment F – Subcontracting Plan Requirements

Attachment G – PS3881-X Supplier and Payee EFT Enrollment

Attachment H – Transportation Services Proposal & Contract (PS 7405)

Attachment I – Standard Operating Procedure (SOP) Vehicle Inspections by Law Enforcement Officials

Attachment J – Manifests

Attachment K – Dock Safety Guidance

Attachment L – Highway Contractor Safety

Attachment M – DRO Mileage & Departure Time Variation

Attachment N – Frequently Asked Questions

Attachment O – Federal Contractor Veterans Employment Report (VETS-4212)

Attachment P – Manifest Review Slides

Attachment Q – PS5466, Late Slips

Attachment R – GPS

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Dynamic Route Optimization

Wave 8 Terms and Conditions

Date of Issue: March 28, 2018

Table of Contents

DATE OF ISSUE: MARCH 12, 20181

Part 1: Dynamic Route Optimization Provisions	1
Provision 1-1: Supplier Clearance Requirements (March 2006)	1
Provision 1-4: Prohibition Against Contracting with Former Postal Service Officers or PCES Executives (March 2006)	1
Provision 1-5: Proposed Use of Former Postal Service Employees (March 2006)	1
Provision 3-1: Notice of Small, Minority, and Woman-owned Business Subcontracting Requirements (March 2006)	1
Provision 4-1: Standard Solicitation Provisions (November 2007) (Modified)	2
Provision 4-2: Evaluation (March 2006) (Modified)	8
Postal Service E-Sourcing Registration	12
Provision 4-3: Representations and Certifications (November 2012)	13
Provision 9-2: Preaward Equal Opportunity Compliance Review	17
Part 2: Dynamic Route Optimization CLAUSES	18
Clause B-1 Definitions (March 2006) (Modified)	18
Clause B-3: Contract Type (March 2006) (Modified)	18
Clause B-9: Claims and Disputes (March 2006)	19
Clause B-15: Notice of Delay (March 2006) (Modified)	20
Clause B-16: Suspensions and Delays (March 2006)	20
Clause B-19: Excusable Delays (March 2006)	20
Clause B-22: Interest (March 2006)	21
Clause B-26: Protection of Postal Service Buildings, Equipment, and Vegetation (March 2006)	21
Clause B-30: Permits and Responsibilities (March 2006)	21
Clause B-39: Indemnification (March 2006)	21
Clause B-64: Accountability of the Supplier (Highway) (March 2006)	22
Clause B-65: Adjustments to Compensation (March 2006) (Modified)	22
Clause B-68: Changes in Corporate Ownership or Officers (March 2006)	23
Clause B-69: Events of Default (March 2006) (Modified)	23
Clause B-77: Protection of the Mail (March 2006)	24
Clause B-78 Renewal (March 2006)	24
Clause B-79: Forfeiture of Compensation (March 2006)	25
Clause B-80: Laws and Regulations Applicable (March 2006)	25
Clause B-81: Information or Access by Third Parties (May 2006)	25
Clause B-82: Access by Officials (March 2006)	25
Clause 1-1: Privacy Protection (October 2014)	25
Clause 1-7: Organizational Conflicts of Interest (March 2006)	27
Clause 1-11: Prohibition Against Contracting with Former Officers or PCES Executives (March 2006)	28
Clause 1-12: Use of Former Postal Service Employees (March 2006)	28
Clause 2-19: Option to Extend (Services Contract) (March 2006)	28
Clause 2-22: Value Engineering Incentive (March 2006)	29
Clause 2-39: Ordering (March 2006) (Modified)	31
Clause 2-42: Indefinite Quantity (March 2006) (Modified)	31
Clause 3-1: Small, Minority, and Woman-owned Business Subcontracting Requirements (March 2006)	32
Clause 3-2: Participation of Small, Minority, and Woman-owned Businesses (March 2006)	33
Clause 4-1: General Terms and Conditions (July 2007) (Modified)	34
Clause 4-2: Contract Terms and Conditions Required to Implement Policies, Statutes, or Executive Orders (July 2014) (Modified)	37
Clause 7-4: Insurance (March 2006) (Modified)	39
Clause 7-5: Errors and Omissions (March 2006)	39
Clause 7-10: Sustainability (July 2014) (Modified)	40
Clause 8-8: Additional Data Requirements (March 2006)	40
Clause 8-10: Rights in Data — Special Works (March 2006)	40
Clause 8-13: Intellectual Property Rights (March 2006)40 Clause 8-16: Postal Service Title in Technical Data and Computer Software (March 2006)	41
Clause 9-10: Service Contract Act (March 2006)	47
Clause 9-12: Fair Labor Standards Act and Service Contract Act – Price Adjustment (February 2010)	54
Clause 9-14: Affirmative Action for Special Disabled Veterans, Veterans of the Vietnam Era, and other Eligible Veterans (February 2010)	55
Fuel Rate Establishment	56
Fuel Rate Adjustment	56

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PART 1: DYNAMIC ROUTE OPTIMIZATION PROVISIONS

PROVISION 1-1: SUPPLIER CLEARANCE REQUIREMENTS (MARCH 2006)

The contract resulting from this solicitation will require the contractor or its employees (including subcontractors and their employees) to have access to occupied Postal facilities, and/or to Postal information and resources, including postal computer systems. Clearance in accordance with Administrative Support Manual 272.3 will be required before that access will be permitted. It is the contractor’s obligation to obtain and supply to the Postal Service the forms and information required by that regulation.

Suppliers must familiarize themselves with the requirements of that section, taking into account in their offices the time and paperwork associated with the screening.

PROVISION 1-4: PROHIBITION AGAINST CONTRACTING WITH FORMER POSTAL SERVICE OFFICERS OR PCES EXECUTIVES (MARCH 2006)

The Supplier represents that former Postal Service officers or Postal Career Executive Service (PCES) executives will not be employed as key personnel, experts or consultants in the performance of the contract if such individuals, within 1 year of their retirement from the Postal Service, will be performing substantially the same duties as they performed during their career with the Postal Service. In addition, no contract resulting from this solicitation may be awarded to such individuals or entities in which they have a substantial interest, for 1 year after their retirement from the Postal Service, if the work called for in the solicitation requires such individuals to perform substantially the same duties as they performed during their career with the Postal Service.

PROVISION 1-5: PROPOSED USE OF FORMER POSTAL SERVICE EMPLOYEES (MARCH 2006)

In its proposal, the Supplier must identify any former Postal Service employee it proposes to engage, directly or indirectly, in the performance of the contract. The Postal Service reserves the right to require the Supplier to replace the proposed individual with an equally qualified individual.

PROVISION 3-1: NOTICE OF SMALL-, MINORITY-, AND WOMAN-OWNED BUSINESS SUBCONTRACTING REQUIREMENTS (FEBRUARY 2018)

When the contract value is estimated at $1 million or more, all offerors, except small businesses, must submit with their proposals the contract-specific subcontracting plan required by Clause 3-1: Small-, Minority-, and Woman-Owned Business Subcontracting Requirements. Generally, this plan must be agreed to by both the supplier and the Postal Service before award of the contract. Lack of submittal of a contract-specific subcontracting plan may make the offeror’s proposal unacceptable for award.

All offerors must be capable of reporting as required by Clause 3-2: Participation of Small-, Minority-, and Woman-Owned Businesses. Reporting is required when the contract value is estimated at $500,000 or more.

PROVISION 4-1: STANDARD SOLICITATION PROVISIONS (NOVEMBER 2007) (MODIFIED)

1.	Submission of Offers. The Postal Service will provide a Postal Service (PS) Form 7405, Order / Solicitation / Offer / Award, to Suppliers for signature and inclusion with the proposal package.

The proposal(s) submitted by the Supplier will require, at a minimum:

1.	Solicitation title.

2.	The name, address, e-mail address, point of contact listed on 1st page of proposal and telephone number of the Supplier.

3.	Price and any discount terms

4.	“Remit to” address, if different than mailing address.

5.	Federal Contractor Veterans Employment Report, Vet-4212: https://www.dol.gov/vets/programs/fcp/vets-4212rev2017.pdf

6.	A completed copy of the representations and certifications (Provision 4-3).

7.	Acknowledgment of Solicitation Amendments.

8.	PS Form 7405, Order / Solicitation / Offer / Award.

9.	In addition to the items listed in this provision, Suppliers must address the items shown in Provision 4-1: Addendum: Required Information.

2.	Business Disagreements. Business disagreements may be lodged with the Supplier Disagreement Resolution Official (SDRO) if the Supplier and the Contracting Officer have failed to resolve the disagreement as described in 39 CFR Section 601 (available for review at www.gpoaccess.gov/ecfr). The SDRO will consider the disagreement only if it is lodged in accordance with the time limits and procedures described in 39 CFR Section 601. The SDRO’s decisions are available for review at www.usps.com.

3.	Late Proposals. Proposals or modifications of proposals received at the address specified for the receipt of proposals after the exact time specified for receipt of proposals will not be considered unless determined to be in the best interest of the Postal Service.

4.	Type of Contract. The Postal Service plans to award a Fixed Rate per Mile, Indefinite Delivery, Indefinite Quantity, with Economic Price Adjustment contract under this solicitation and all proposals must be submitted on this basis. Alternate proposals based on other contract types will not be considered. Adjustments will be made in accordance with Management Instruction PM-4.4.1-2005-1 which can be found at http://about.usps.com/management-instructions/p441051.pdf. (See Clause B-3: Contract Type, for additional info)

5.	Contract Award. The Postal Service may evaluate proposals and award contracts without discussions with Suppliers. Therefore, the Supplier’s initial proposal should contain the Supplier’s best terms from a price and technical standpoint. Discussions may be conducted if the Postal Service determines they are necessary. The Postal Service may reject any or all proposals if such action is in the best interest of the Postal Service.

6.	Multiple Awards. The Postal Service intends to award one or more contracts under this solicitation. The Postal Service may award a Supplier one or more site(s) and/or region(s) under this solicitation. The Postal Service reserves the right to not award an additional site and/or region to a successful Supplier should it deem that a non-award of the additional site(s) and/or region to the successful Supplier is in its best interest.

7.	Incorporation by Reference. Wherever in this solicitation or contract a standard provision or clause is incorporated by reference, the incorporated term is identified by its title, the provision or clause number assigned to it in the Postal Service’s Supplying Principles and Practices, and its date. The text of incorporated terms may be found in the Supplying Principles and Practices, accessible online at http://about.usps.com/manuals/spp/spp.pdf.

Questions on the Solicitation. All Suppliers will receive as an attachment to the solicitation, Attachment N, Wave 4 Frequently Asked Questions.

Provision 4-1: Additional Requirement. In order for the Postal Service to evaluate proposals in accordance with the criteria stated in Provision 4-2, the following information must be provided. In general, the Supplier should be concerned with providing specific facts in lieu of broad generalizations and flowery descriptions. The Supplier must also complete and return the Representations and Certifications (Provision 4-3 below). Instructions for proposal submittal are contained in the table below.

Proposals are to be divided into volumes as shown in the table below. The Supplier must address the sections of each Tab within each Volume in the order detailed in the tables below. Page number limitations are also noted in the table below. Page limitation excludes coversheets, dividers, tables of contents, and attachments required by solicitation. Text in all volumes may be single-spaced and no smaller than Arial 10 point font. Graphics may include fonts no smaller than Arial 8 point as displayed. Margins may be no less than one (1) inch on any side, top, or bottom.

Proposals must comply with the instructions contained herein. Proposals not in conformance with these instructions may be rejected. Previously submitted data or prior performance presumed to be known to the USPS (e.g., any previous projects performed for the USPS) will not be considered as part of the technical proposal evaluation; Supplier must include in this proposal all information it wants to be considered by USPS. Any information that may have been submitted prior to the solicitation which is still relevant must be resubmitted in the formats requested.

Volume 1 – Technical Proposal

Tab	Criteria	Page Limit
1	Supplier Eligibility	Check Box
2	Past Performance	2
3	Supplier Capability	2
4	Management Plan	7
5	Contingency Plan	2
6	Sustainability Plan	3
7	Subcontracting Plan	2

Volume 2 – Price Proposal

Tab	Sections	Page Limit
1	Completed and Signed PS Form 7405 (Attachment H)	1
2	Pricing Sheet (for information only)	1
3	Representations and Certifications (Provision 4-3) (Attachment C)	5

Volume 3 – Financials

Tab	Sections	Page Limit
1	k recent credit report that includes certification of no bankruptcy Filings in the past three (3) years.	N/A
2	Three (3) years of audited financial statements to include Income Statements (e.g. Balance Sheet, Statement of Cash Flow, etc.), and the corresponding note pages to the financial statements	N/A
3	Funding documentation from a financial institution (when funding is required to obtain vehicles).	N/A
4	Names of Financial institution, contact names, phone numbers for lines of credit currently available as of proposal date for each line of credit including bank letter(s) of reference.	N/A
5	Most Recent Tax Returns for the past two (2) years.	N/A
6	Tax Identification Number (TIN) documentation – COPY of social security card for owner operators.	N/A

Volume 1 – Technical Proposal

The factors that will be used in the technical evaluation of proposals and their relative importance are as follows:

●	Supplier Eligibility is a pass or fail factor

●	Past Performance is the most important Technical Evaluation factor

●	Supplier Capability is less important than the Past Performance

●	Management Plan is less important than Supplier Capability

●	Contingency Plan is equal to Management Plan, Sustainability Plan & Subcontracting Plan

Supplier Eligibility

The Supplier must submit information that will allow the evaluation team to determine that the Supplier is eligible to perform all the services required for the full term of the resultant contract Information submitted must allow the evaluators to determine the Supplier’s eligibility relating to the factors set forth in “Supplier Eligibility” in Provision 4-2, Evaluation.

Past Performance

The Supplier must submit information that will allow the evaluation team to determine its performance level on contracts and other business arrangements of similar size and scope. Information submitted should allow the evaluators to determine the Supplier’s past performance relating to the factors set forth in “Past Performance,” in Provision 4-2, Evaluation.

Supplier Capability

The Supplier must submit information that will allow the evaluation team to determine that the Supplier is able to perform all the services required for the full term of the resultant contract. Information submitted must allow the evaluators to determine the Supplier’s capability relating to the factors set forth in “Supplier Capability” in Provision 4-2, Evaluation. This solicitation should be addressed as though this is the first time a Supplier is doing business with the Postal Service.

Management Plan

Suppliers must provide a Management Plan for dealing with normal daily operations, as well as unscheduled and unexpected events affecting the expeditious operation of the network. The Supplier must provide an implementation plan and its project methodology or proposed approach for ramping up and commencing the services required in the contract. The Supplier must include a description of the division of roles and responsibilities during this process between the Supplier and USPS.

Contingency Plan

The Supplier must submit information that will allow the evaluation team to determine that a Supplier has Contingency Plan for dealing with unexpected events, such as overflow mail, damaged containers, equipment breakdowns, etc. Information submitted must allow the evaluators to determine the Supplier’s Contingency Plan relating to the factors set forth in “Contingency Plan” in Provision 4-2, Evaluation.

Sustainability Plan

The Supplier must include a detailed sustainability plan in its proposal. The plan should describe the Supplier’s current sustainability initiatives and metrics, as well as suggested initiatives on which the Supplier will work collaboratively with the Postal Service. Information submitted must allow the evaluators to determine the Supplier’s capability relating to the factors set forth in “Sustainability Plan” in Provision 4-2, Evaluation.

Subcontracting Plan

All suppliers, including small businesses, must submit a subcontracting plan that is specific to this contract and that separately addresses subcontracting with small, minority, and woman-owned businesses. The offeror must include a detailed description of all related/support services (e.g. maintenance, custodial services) and specific line haul services. The supplier must detail which routes the subcontract services will address and what allocation of the operation will be covered by the subcontract services. Information submitted must allow the evaluators to determine the Supplier’s capability relating to the factors set forth in “Subcontracting Plan” in Provision 4-2, Evaluation.

Volume 2 – Price Proposal

1.	PS Form 7405

The Supplier must provide a completed and signed PS Form 7405 (Attachment H, Transportation Services Proposal & Contract (PS 7405)).

The following instructions should be closely followed in completing this form:

Item 1. Fill in the solicitation number, date of the solicitation, and the terminal points of the route exactly as they appear on the solicitation.

Item 2. N/A. Pricing is entered in Emptoris.

Item 3. In blocks a, b, and c, enter the complete name, address and phone number of the Supplier. Enter the Supplier’s DOT number in block d. Enter the Employer Identification Number (Social Security Number if the Supplier is an individual)

Item 4. In block e, complete blocks f and g only if proposals are being submitted for box delivery routes.

Item 5. Supplier signature

Complete the remainder of the form, including the appropriate certificate, and other items on the reverse, and sign the form as Supplier.

2.	Price/RPM

The Supplier must complete and submit pricing through the E-Sourcing System, Emptoris.

The Supplier must provide a Rate per Mile (RPM), for each mileage range for both Peak and Non-Peak periods. The Supplier’s proposed rates must be calculated based on the mileage automatically populated in Emptoris. Attachment D- Pricing Sheet is provided as information only and should not be included in the Supplier’s proposal submission.

The proposed RPM for peak and non-peak must be inclusive of all supplier costs associated with providing the required services for the proposed mileage range. These costs include but are not limited to equipment, labor, training, GPS, overhead, profit, and fuel. The rates may be carried out to a maximum of four decimal places.

NOTE: The Suppliers proposed RPM on the Expected Mileage will be the most important factor in evaluating the price. The Suppliers proposed RPM on the Upper Range and the Lower Range are of equal importance but significantly less important than the proposed RPM of the Expected Mileage Range.

Price Analysis

Suppliers will be asked to provide a price proposal for one or more regions for each site on which they bid. If suppliers provide a price proposal for all or multiple regions within a site as a bundle they must also provide a price proposal for each individual region within its multiple region proposal bundles. For each mileage range pricing offer, the supplier will also be required to detail the number of proposed fuel gallons and labor hours so that impact of future adjustments in fuel and labor can be evaluated in the pricing analysis. In addition, the supplier must provide labor categories (per the wage determination that applies to this contract) to include the number of labor hours for each category they are proposing.

	Historic Peak Ave Region RPM Weighted	Historic Non-Peak Ave Region RPM Weighted	Historic Ave Region RPM Weighted
Austin Region A	$2.43	$2.27	$2.29
Austin Region B	$2.87	$2.36	$2.41
Austin Region C	$7.14	$5.14	$5.36
Erie Region A	$1.81	$1.81	$1.81
Erie Region B	$1.78	$1.78	$1.78
Eureka Region A	$2.44	$2.44	$2.44
Lubbock Region A	$2.17	$2.17	$2.17
Lubbock Region B	$2.12	$1.96	$1.98
Mid-Hudson Region A	$2.12	$2.12	$2.12
Mid-Hudson Region B	$2.16	$2.16	$2.16
Mid-Hudson Region C	$2.32	$2.32	$2.32
Saginaw Region A	$2.41	$2.47	$2.46
Saginaw Region B	$2.14	$2.08	$2.09
Traverse City Region A	$1.90	$1.86	$1.87
Traverse City Region B	$1.91	$1.86	$1.87
Traverse City Region C	$1.80	$1.81	$1.80
Altoona Region A	$1.95	$1.95	$1.95
Altoona Region B	$1.92	$1.82	$1.83
Anchorage Region A	$3.42	$3.21	$3.23
Anchorage Region B	$4.28	$3.47	$3.56
Springfield Region A	$2.00	$1.85	$1.87
Springfield Region B	$2.12	$2.08	$2.08

3.	Representations and Certifications

The Representations and Certifications pursuant to Provision 4-3 must be executed and returned with the proposal.

Volume 3 – Financials

Supplier’s Financial Condition of company: The offeror must provide:

a.	A recent credit report that includes certification of no bankruptcy filings in the past three (3) years.

b.	Three (3) years of audited financial statements to include Income Statements (e.g. Balance Sheet, Statement of Cash Flow, etc.), and the corresponding note pages to the financial statements.

c.	Funding documentation from a financial institution (when funding is required to obtain vehicles).

d.	Names of Financial institution, contact names, phone numbers for lines of credit currently available as of proposal date for each line of credit including bank letter(s) of reference.

e.	Most Recent Tax Returns for the past two (2) years.

f.	Tax Identification Number (TIN) documentation – COPY of social security card for owner operators.

PROVISION 4-2: EVALUATION (MARCH 2006) (MODIFIED)

Each Supplier will be required to submit a two-volume proposal. The Technical Evaluation will be based on the Volume 1 – Technical Proposal, whereas the Price Evaluation will be based on data provided in the Volume 2 - Price Proposal.

The factors that will be used in the technical evaluation of proposals and their relative importance are as follows:

1.	Supplier Eligibility is a pass or fail factor

2.	Past Performance is the most important Technical Evaluation factor

3.	Supplier Capability is less important than the Past Performance

4.	Management Plan is less important than Supplier Capability

5.	Contingency Plan, Sustainability Plan, and Subcontracting Plan are all equal to Management Plan

Supplier Eligibility (Pass / Fail)

The Suppliers’ ability to meet all the required factors that are necessary to perform operations, to include the following:

Companies ineligible:

1.	Business organizations substantially owned or controlled by Postal Service employees or their immediate families.

2.	Offerors suspended, debarred, ineligible, or proposed for suspension, debarment, or ineligibility are also excluded from conducting business with the Postal Service as agents, subcontractors, or representatives of other offerors.

Past Performance

The offeror will be evaluated on its performance under existing and prior contracts for similar services. In evaluating past performance, the Postal Service will consider the offeror’s effectiveness in quality of products or services; timeliness of performance; cost control; business practices; customer satisfaction, and key personnel past performance. Additionally, consideration will be given to the offeror’s demonstrated commitment to continuous improvement, innovation, sustainability and knowledge transfer.

The offeror must submit a list of at least three (3) references that USPS may contact to assess the offer’s past performance during the past twelve (12) months. The list must include, at a minimum, the following information:

1.	Name of reference (company name and location).

2.	Point of contact (name and title).

3.	Telephone number and email address.

4.	Type of contract and size and services rendered for transportation contracts of similar scope.

5.	Dates of service.

Supplier Capability

The extent to which the Supplier has the ability to obtain adequate resources (technical, equipment, etc.) to perform the work will be evaluated. The Suppliers will address the following in the Supplier capability section of the proposal (which are not sub factors):

1.	The ability to meet the required delivery schedule (e.g., able to begin operations on the effective date of start-up of contract performance) considering all existing commitments, including pending awards.

2.	Equipment to include the type, age, and average miles per gallon (MPG) along with the offeror’s plan to upgrade vehicles during the life of the contract;

3.	A sound record of integrity and business ethics; and

4.	The necessary organization, experience, accounting and operational controls, technical skills, and property controls.

Management Plan

The offeror must include a detailed management plan in its proposal. The Management Plan, at a minimum, must address the offeror’s plan and ability to perform at high level of on time performance, to include the following (which are not sub factors):

1.	Monitoring of service performance to ensure quality on time performance.

2.	Maintaining adequate staffing levels including drivers and supervisors considering the planned hours for portal time, layover, and pre/post inspections.

3.	Compliance with Department of Labor (DOL) and Department of Transportation (DOT) regulations.

4.	Completion of all loading in time to meet dispatch.

5.	Implementation of global positioning systems (GPS) or other technology-driven solutions.

6.	Implementation of a safety program and a driver training program.

7.	Scanning Postal mail transport equipment (MTE).

8.	Close-out, receive, and dispatch all surface vehicles.

9.	Security of the mail.

10.	Security screening of contractor personnel and verification of their eligibility.

11.	Detail showing the offerors’ ability to obtain clearance in accordance with Administrative Support Manual 272.

12.	Electronic Data Interchange to include Scanning and Data Transmission.

13.	Subcontracting management and approach.

Contingency Plan

The offeror must include a detailed Contingency Plan in its proposal. The Contingency Plan, at a minimum, must address the offeror’s plan and ability to handle the contingency operations below (which are not sub factors):

1.	Overflow mail

2.	Less MTE than required

3.	Damaged containers

4.	Damaged or non-labeled mail

5.	Schedule changes

6.	Equipment breakdowns

7.	Inclement weather during operations

8.	Labor disruptions including, but not limited to, walkouts or strikes

9.	Staffing shortages relating to medical or other emergencies

10.	Delays caused by environmental issues such as fuel spills, chemical spills, or other HAZMAT.

Sustainability Plan

The offeror must include a detailed sustainability plan in its proposal. The Sustainability Plan, at a minimum, must address the items listed below (which are not sub factors):

1.	A listing of the Make, Model, Age, and Class of Vehicle that it plans to use for the solicited service. The Vehicle Classification should be based on the details of the Attachment A, Vehicle Specifications. The offeror should provide a specific vehicle listing by Mileage Range (Upper, Expected, and Lower).

2.	The offeror should list the average MPG for each class of vehicle listed for each Mileage Range (Upper, Expected, and Lower).

3.	An explanation of the number of scheduled miles, portal miles, backhaul miles, maintenance miles, and any other miles that will be included in the contracted service for each Mileage Range (Upper, Expected, and Lower).

4.	The amount of gallons of fuel that the offeror is proposing for this service for each Mileage Range (Upper, Expected, and Lower).

5.	Whether the vehicles operate using alternative fuel. If so, please state the type (Compressed Natural Gas, Liquefied Natural Gas, etc.).

6.	A plan to improve the fuel efficiency of the vehicles over the life of the contract. The plan should describe the offeror’s current sustainability initiatives and metrics, as well as suggested initiatives on which the offeror will work collaboratively with the Postal Service.

Subcontracting Plan

All suppliers, including small businesses, must submit a subcontracting plan that is specific to this contract, and that separately addresses subcontracting with small, minority, and woman-owned businesses. The offeror must include a detailed description of all related/support services (e.g. maintenance, custodial services) and specific line haul services. The supplier must detail which routes the subcontract services will address and what allocation of the operation will be covered by the subcontract services.

The team will evaluate the Subcontracting Plan based on the items listed below (which are not subfactors):

a.	Goals, in terms of percentages of the total amount of this contract that the supplier will endeavor to subcontract to small, minority, and woman-owned businesses. The supplier must include all subcontracts that contribute to contract performance, and may include a proportionate share of supplies and services that are normally allocated as indirect costs.

b.	A statement of the: Total dollars planned to be subcontracted under this contract; and Total of that amount planned to be subcontracted to small, minority, and woman-owned businesses.

c.	A description of the principal types of supplies and services to be subcontracted under this contract, identifying the types planned for subcontracting to small, minority, and woman-owned businesses.

d.	A description of the method used to develop the subcontracting goals for this contract.

e.	A description of the method used to identify potential sources for solicitation purposes and a description of efforts the supplier will make to ensure that small, minority, and woman-owned businesses have an equitable opportunity to compete for subcontracts.

f.	A statement as to whether the offer included indirect costs in establishing subcontracting goals for this contract and a description of the method used to determine the proportionate share of indirect costs to be incurred with small, minority, and woman-owned businesses.

g.	The name of the individual employed by the supplier who will administer the subcontracting program and a description of the individual’s duties.

h.	Assurances that the supplier will require all subcontractors receiving subcontracts in excess of $1,000,000 to adopt a plan similar to the plan agreed to by the supplier.

i.	A description of the types of records the supplier will maintain to demonstrate compliance with the requirements and goals in the plan for this contract. The records must include at least the following: a. Source lists, guides, and other data identifying small, minority, and woman-owned businesses; Organizations contacted in an attempt to locate sources that are small, minority, and woman-owned businesses; Records on each subcontract solicitation resulting in an award of more than $100,000, indicating whether small, minority, or woman-owned businesses were solicited and if not, why not; and Records to support subcontract award data, including the name, address, and business size of each subcontractor.

j.	Plan and details of all subcontractors proposed that are current Postal HCR suppliers.

For the price evaluation, the Postal Service will evaluate the prices from the single site proposed offers and the multi-site proposed offers by comparing the different combinations. Price is MORE important than technical proposal evaluation factors. The Postal Service is more concerned with making an award at the lowest overall price than with obtaining superior technical or management features. However, the Postal Service may not necessarily make an award at the lowest price in order to achieve a small price savings if better value can be achieved with superior technical or management features. The benefits of a higher priced proposal may merit a higher price.

As part of the price evaluation, the Postal Service will also consider the impact of the supplier proposed fuel gallons and proposed labor hours for each pricing tier.

The USPS may determine that an offer is unacceptable if any of the Mileage Range Pricing is significantly unbalanced in relation to other proposals received. The pricing must reflect a clear understanding of the requirements and must be consistent with the various elements of the supplier’s technical proposal.

The USPS anticipates awarding no more than one (1) supplier per site, with the exception of the four (4) sites that are split into two (2) regions. For the sites that are split into two (2) regions or more, USPS may choose to award both regions to a single supplier or award each region separately. Should a supplier be awarded multiple regions or multiple sites, the Purchase Team will ensure that risks associated with awarding to a single supplier are mitigated and contingencies are available for additional service coverage. If proposing more than one (1) site, suppliers will have the option of providing discounts for a multi-site award during negotiations. This discount will be applicable to each site(s) proposed. The evaluation of the supplier’s price will be inclusive of this discounted price; the determination of the optimal combination of site(s) to be awarded to a supplier will also include the proposed discount.

Best Value Decision

Award will be made to the Supplier who proposes the best combination of price and technical factors. Price is more important than the technical factors. In determining potential tradeoffs to arrive at the best value selection, the Postal Service will assess the strengths, weaknesses, risks, and deficiencies between or among competing technical proposals from the standpoint of:

1) What the difference might mean in terms of technical factors; and

2) What the evaluated cost would be for the Postal Service to take advantage of that difference.

Award will not necessarily be made to the Supplier who provides the highest-rated technical proposal or to the Supplier who offers the lowest price. Price will become more important in selecting between or among closely ranked technical proposals. In making any price-technical tradeoff, the Postal Service also does not intend to pay a premium price unless there is a significant technical advantage justifying a higher price. The Postal Service may award a Supplier one or more sites under this solicitation. The Postal Service may choose to award each site to a different Supplier, depending on which Supplier provides the best value to USPS for each site being solicited.

Suppliers must receive an overall technical rating of “Fair” in order to be considered for award.

The Postal Service reserves the right to not award a contract based on this solicitation should it deem that a non-award is in its best interest. Awards will not be made to Suppliers whose proposals are not competitively priced or to Suppliers with poor technical proposals.

Postal Service E-Sourcing Registration

All prospective Suppliers must register at https://uspsprod.emptoris.com and enter the required information.

Technical and Price Proposals must be submitted in electronic form through Emptoris. All submissions MUST be received in Emptoris no later than 8:00 a.m. EST Tuesday, April 26, 2018. Please see the “USPS DRO – Bidding” Instruction document provided to Suppliers in the solicitation invitation email message for detailed submission process.

Proposals should be submitted in three (3) separate attachments for each site and each region in the following manner:

●	Volume 1 - Technical Proposal

●	Volume 2 - Price Proposal

●	Volume 3 - Financial Documents

Please submit three (3) proposal attachments in Emptoris in the following format as stated below separately for each site and each region (see sample below):

Site Name - Region A, Technical

Site Name - Region A, Price

Site Name - Region A, Financial

Site Name – Region B, Technical

Site Name – Region B, Price

Site Name – Region C, Financial

Failure to submit the required information may result in a proposal being deemed non-responsive. Non-responsive proposals will not be considered for evaluation or award.

PROVISION 4-3: REPRESENTATIONS AND CERTIFICATIONS (NOVEMBER 2012) [NOTE: Use Attachment C, Representations and Certifications, for submission]

1.	Type of Business Organization. The Supplier, by checking the applicable blocks, represents that it:

a.	Operates as:

●	__ a corporation incorporated under the laws of the state of; or country of if incorporated in a country other than the United States of America.

●	__ an individual;

●	__ a partnership;

●	__ a joint venture;

●	__ a limited liability company;

●	__ a nonprofit organization; or

●	__ an educational institution; and

b.	Is (check all that apply)

●	__ a small business concern;

●	__ a minority business (indicate minority below):

●	__ Black American

●	__ Hispanic American

●	__ Native American

●	__ Asian American:

●	__ a woman-owned business; or

●	__ none of the above entities.

i.	A small business concern for the purposes of Postal Service purchasing means a business, including an affiliate, that is independently owned and operated, is not dominant in producing or performing the supplies or services being purchased, and has no more than 500 employees, unless a different size standard has been established by the Small Business Administration (see 13 CFR 121, particularly for different size standards for airline, railroad, and construction companies). For subcontracts of $50,000 or less, a subcontractor having no more than 500 employees qualifies as a small business without regard to other factors.

ii.	Minority Business. A minority business is a concern that is at least 51 percent owned by, and whose management and daily business operations are controlled by, one or more members of a socially and economically disadvantaged minority group, namely U.S. citizens who are Black Americans, Hispanic Americans, Native Americans, or Asian Americans. (Native Americans are American Indians, Eskimos, Aleuts, and Native Hawaiians. Asian Americans are U.S. citizens whose origins are Japanese, Chinese, Filipino, Vietnamese, Korean, Samoan, Laotian, Kampuchean (Cambodian), Taiwanese, in the U.S. Trust Territories of the Pacific Islands or in the Indian subcontinent.)

iii.	Woman-owned Business. A woman-owned business is a concern at least 51 percent of which is owned by a woman (or women) who is a U.S. citizen, controls the firm by exercising the power to make policy decisions, and operates the business by being actively involved in day-to-day management.

iv.	Educational or Other Nonprofit Organization. Any corporation, foundation, trust, or other institution operated for scientific or educational purposes, not organized for profit, no part of the net earnings of which insures to the profits of any private shareholder or individual.

c.	Is (check all that apply)

●	__ a Postal Service employee or a business organization substantially owned or controlled by such an individual

●	__ a spouse of a Postal Service employee or a business organization substantially owned or controlled by such an individual

●	__ another family member of a Postal Service employee or a business organization substantially owned or controlled by such an individual

●	__ an individual residing in the same household as a Postal Service employee or a business organization substantially owned or controlled by such an individual.

(Note: Offers from any of the sources listed in subparagraph A.3, may not be considered for an award pending review and recommendation by the Postal Service Ethics Office.)

2.	Parent Company and Taxpayer Identification Number

a.	A parent company is one that owns or controls the basic business polices of a Supplier. To own means to own more than 50 percent of the voting rights in the Supplier. To control means to be able to formulate, determine, or veto basic business policy decisions of the Supplier. A parent company need not own the Supplier to control it; it may exercise control through the use of dominant minority voting rights, proxy voting, contractual arrangements, or otherwise.

b.	Enter the Supplier’s U.S. Taxpayer Identification Number (TIN) in the space provided. The TIN is the Supplier’s Social Security number or other Employee Identification Number (EIN) used on the Supplier’s Quarterly Federal Tax Return, U.S. Treasury Form 941, or as required by Internal Revenue Service (IRS) regulations. Supplier’s TIN:

c.	IRS Form W-9, Request for Taxpayer Identification Number and Certification. You must complete a copy of IRS Form W-9 and attach it to this certification.

d.	Check this block if the Supplier is owned or controlled by a parent company.

e.	If the block above is checked, provide the following information about the parent company:

Parent Company’s Name__________________________________

Parent Company’s Main Office:_____________________________

Address:______________________________________________

No. and Street: __________________________________________

City: _________________ State: _______ ZIP Code:____________

Parent Company’s TIN: ___________________________________

f.	If the Supplier is a member of an affiliated group that files its federal income tax return on a consolidated basis (whether or not the Supplier is owned or controlled by a parent company, as provided above) provide the name and TIN of the common parent of the affiliated group

Name of Common Parent: _________________________________

Common Parent’s TIN:____________________________________

3.	Certificate of Independent Price Determination

a.	By submitting this proposal, the Supplier certifies, and in the case of a joint proposal each party to it certifies as to its own organization, that in connection with this solicitation:

i.	The prices proposed have been arrived at independently, without consultation, communication, or agreement, for the purpose of restricting competition, as to any matter relating to the prices with any other Supplier or with any competitor;

ii.	Unless otherwise required by law, the prices proposed have not been and will not be knowingly disclosed by the Supplier before award of a contract, directly or indirectly to any other Supplier or to any competitor; and

iii.	No attempt has been made or will be made by the Supplier to induce any other person or firm to submit or not submit a proposal for the purpose of restricting competition.

b.	Each person signing this proposal certifies that:

i.	He or she is the person in the Supplier’s organization responsible for the decision as to the prices being offered herein and that he or she has not participated, and will not participate, in any action contrary to paragraph a above; or
ii.	He or she is not the person in the Supplier’s organization responsible for the decision as to the prices being offered but that he or she has been authorized in writing to act as agent for the persons responsible in certifying that they have not participated, and will not participate, in any action contrary to paragraph a above, and as their agent does hereby so certify; and he or she has not participated, and will not participate, in any action contrary to paragraph a above.

c.	Modification or deletion of any provision in this certificate may result in the disregarding of the proposal as unacceptable. Any modification or deletion should be accompanied by a signed statement explaining the reasons and describing in detail any disclosure or communication.

4.	Certification of Non segregated Facilities

a.	By submitting this proposal, the Supplier certifies that it does not and will not maintain or provide for its employees any segregated facilities at any of its establishments, and that it does not and will not permit its employees to perform services at any location under its control where segregated facilities are maintained. The Supplier agrees that a breach of this certification is a violation of the Equal Opportunity clause in this contract.

b.	As used in this certification, segregated facilities means any waiting rooms, work areas, rest rooms or wash rooms, restaurants or other eating areas, time clocks, locker rooms or other storage or dressing areas, parking lots, drinking fountains, recreation or entertainment area, transportation, or housing facilities provided for employees that are segregated by explicit directive or are in fact segregated on the basis of race, color, religion, or national origin, because of habit, local custom, or otherwise.

c.	The Supplier further agrees that (unless it has obtained identical certifications from proposed subcontractors for specific time periods) it will obtain identical certifications from proposed subcontractors before awarding subcontracts exceeding $10,000 that are not exempt from the provisions of the Equal Opportunity clause; that it will retain these certifications in its files; and that it will forward the following notice to these proposed subcontractors (except when they have submitted identical certifications for specific time periods):

Notice: A certification of non-segregated facilities must be submitted before the award of a subcontract exceeding $10,000 that is not exempt from the Equal Opportunity clause. The certification may be submitted either for each subcontract or for all subcontracts during a period (quarterly, semiannually, or annually).

5.	Certification Regarding Debarment, Proposed Debarment, and Other Matters (This certification must be completed with respect to any offer with a value of $100,000 or more.)

a.	The Supplier certifies, to the best of its knowledge and belief, that it or any of its principals:

i.	Are ___ are not ___ presently debarred or proposed for debarment, or declared ineligible for the award of contracts by any Federal, state, or local agency;

ii.	Have ____ have not ___, within the three-year period preceding this offer, been convicted of or had a civil judgment rendered against them for commission of fraud or a criminal offense in connection with obtaining, attempting to obtain, or performing a public (Federal, state, or local) contract or subcontract; violation of Federal or state antitrust statutes relating to the submission of offers; or commission of embezzlement, theft, forgery, bribery, falsification or destruction of records, making false statements, tax evasion, or receiving stolen property;

iii.	Are ___ are not ___ presently indicted for, or otherwise criminally or civilly charged by a governmental entity with, commission of any of the offenses enumerated in subparagraph (b) above;

iv.	Have ___ have not ___ within a three-year period preceding this offer, been convicted of or had a civil judgment rendered against them for commission of fraud or a criminal offense in conjunction with obtaining, attempting to obtain, or performing a public (Federal, state or local) contract or subcontract; violation of Federal or state antitrust statutes relating to the submission of offers; or commission of embezzlement, theft, forgery, bribery, falsification or destruction of records, making false statements, tax evasion or receiving stolen property; and

v.	Are ___ are not ___ presently indicted for, or otherwise criminally or civilly charged by a governmental entity with, commission of any of the offenses enumerated in subparagraph (d) above.

b.	The Supplier has ___ has not ___, within a three-year period preceding this offer, had one or more contracts terminated for default by any Federal, state, or local agency.

c.	“Principals,” for the purposes of this certification, means officers, directors, owners, partners, and other persons having primary management or supervisory responsibilities within a business entity (e.g., general manager, plant manager, head of a subsidiary, division, or business segment, and similar positions).

d.	The Supplier must provide immediate written notice to the Contracting Officer if, at any time prior to contract award, the Supplier learns that its certification was erroneous when submitted or has become erroneous by reason of changed circumstances.

e.	A certification that any of the items in E.1 and E.2 of this provision exists will not necessarily result in withholding of an award under this solicitation. However, the certification will be considered as part of the evaluation of the Supplier’s capability (see the Conduct Supplier Capability Analysis topic of the Evaluate Proposals task of Process Step 2: Evaluate Sources, in the Postal Service’s Supplying Practices). The Supplier’s failure to furnish a certification or provide additional information requested by the Contracting Officer will affect the capability evaluation.

f.	Nothing contained in the foregoing may be construed to require establishment of a system of records in order to render, in good faith, the certification required by E.1 and E.2 of this provision. The knowledge and information of a Supplier is not required to exceed that which is normally possessed by a prudent person in the ordinary course of business dealings.

g.	This certification concerns a matter within the jurisdiction of an agency of the United States and the making of a false, fictitious, or fraudulent certification may render the maker subject to prosecution under section 1001, Title 18, United States Code.

h.	The certification in E.1 and E.2 of this provision is a material representation of fact upon which reliance was placed when making the award. If it is later determined that the Supplier knowingly rendered an erroneous certification, in addition to other remedies available to the Postal Service, the Contracting Officer may terminate the contract resulting from this solicitation for default.

PROVISION 9-2: PREAWARD EQUAL OPPORTUNITY COMPLIANCE REVIEW

If the contract award will be $10 million or more, the prospective Supplier and its known first-tier subcontractors with subcontract of $10 million or more will be subject to a pre-award compliance review. In order to qualify for award, the prospective Supplier and first-tier subcontractors must be found in compliance pursuant to 41 CFR 60- 1.20.

PART 2: DYNAMIC ROUTE OPTIMIZATION CLAUSES

CLAUSE B-1 DEFINITIONS (MARCH 2006) (MODIFIED)

As used in this contract, the following terms have the following meanings:

a.	Contracting Officer. The person executing this contract on behalf of the Postal Service, and any other officer or employee who is a properly designated Contracting Officer; the term includes, except as otherwise provided in the contract, the authorized representative of a Contracting Officer acting within the limits of the authority conferred upon that person.

b.	Administrative Official. Any Postal Service official designated by the Manager, Distribution Network to supervise and administer a Supplier’s performance of mail transportation and related services. Officials so designated do NOT have the authority to make contract changes.

c.	Mail. Mailable matter that is accepted for mail processing and delivery by USPS.

d.	Manifest. The list of service points and times as described in the Postal Service provided schedule, may be extended, curtailed, or otherwise altered in accordance with the terms of this contract.

e.	Supplier. The person or persons, partnership or corporation that will be providing the service advertised in this solicitation.

f.	PS Form 5500, Contract Route Irregularity Report. This form is to describe the irregularity in service that will include the Supplier’s reply and the USPS comments, Form 5500 can be used for failure to observe contract schedule; failure to have locks on doors; unsatisfactory vehicle; safety violations; omitted service or other irregularities as deemed appropriate.

g.	PS Form 5397, Contract Route Extra Trip Authorization. This form is used for authorization of One-Way Trips or Round Trips in excess of miles/hours as identified on the Supplier manifest.

CLAUSE B-3: CONTRACT TYPE (MARCH 2006) (MODIFIED)

This contract will be an indefinite quantity, indefinite delivery contract under which the Postal Service will order mileage at a Fixed Rate per Mile, subject to an economic adjustment. Minimum and maximum mileage quantities have been established for each P&DC area. The supplier is guaranteed a minimum of 10% of the lower range total annual miles of the base year, which is the overall contract minimum. After the base year, the minimum mileage guarantee will be applied monthly and based on the minimum miles listed in the Lower Range mileage tier for each month. The monthly minimum guarantees will not apply in the event performance ends as a result of a termination. Suppliers will also be expected to cover a maximum mileage amount equal to the top of the highest mileage range identified for each region for both Non-Peak and Peak schedules. The Supplier has the right to refuse mileage above the maximum monthly mileage identified.

CLAUSE B-9: CLAIMS AND DISPUTES (MARCH 2006)

a. This contract is subject to the Contract Disputes Act of 1978 (41 U.S.C. 7101-7109) (“the Act” or “CDA”).

b. Except as provided in the Act, all disputes arising under or relating to this contract must be resolved under this clause.

c. “Claim,” as used in this clause, means a written demand or written assertion by one of the contracting parties seeking, as a matter of right, the payment of money in a sum certain, the adjustment or interpretation of contract terms, or other relief arising under or relating to this contract. However, a written demand or written assertion by the Supplier seeking the payment of money exceeding $100,000 is not a claim under the Act until certified as required by subparagraph d.2 below. A voucher, invoice, or other routine request for payment that is not in dispute when submitted is not a claim under the Act. The submission may be converted to a claim under the Act by complying with the submission and certification requirements of this clause, if it is disputed either as to liability or amount is not acted upon in a reasonable time.

d. A claim by the Supplier must be made in writing and submitted to the Contracting Officer for a written decision. A claim by the Postal Service against the Supplier is subject to a written decision by the Contracting Officer. For Supplier claims exceeding $100,000, the Supplier must submit with the claim the following certification: “I certify that the claim is made in good faith, that the supporting data are accurate and complete to the best of my knowledge and belief, that the amount requested accurately reflects the contract adjustment for which the Supplier believes the Postal Service is liable, and that I am duly authorized to certify the claim on behalf of the Supplier”. The certification may be executed by any person duly authorized to bind the Supplier with respect to the claim.

e. For Supplier claims of $100,000 or less, the Contracting Officer must, if requested in writing by the Supplier, render a decision within 60 days of the request. For Supplier-certified claims over $100,000, the Contracting Officer must, within 60 days, decide the claim or notify the Supplier of the date by which the decision will be made.

f. The Contracting Officer’s decision is final unless the Supplier appeals or files a suit as provided in the Act.

g. When a CDA claim is submitted by or against a Supplier, the parties by mutual consent may agree to use an alternative dispute resolution (ADR) process to assist in resolving the claim. A certification as described in d (2) of this clause must be provided for any claim, regardless of dollar amount, before ADR is used.

h. The Postal Service will pay interest in the amount found due and unpaid from:

(1)	The date the Contracting Officer receives the claim (properly certified, if required); or

(2)	The date payment otherwise would be due, if that date is later, until the date of payment.

i. Simple interest on claims will be paid at a rate determined in accordance with the Interest clause.

j. The Supplier must proceed diligently with performance of this contract, pending final resolution of any request for relief, claim, appeal, or action arising under the contract, and comply with any decision of the Contracting Officer.

CLAUSE B-15: NOTICE OF DELAY (FEBRUARY 2018) (MODIFIED)

Immediately upon becoming aware of any difficulties that might delay deliveries under this contract, the Supplier will notify the Administrative Official. The notification must identify the difficulties, the reasons for them, and the estimated period of delay anticipated. Failure to give notice may preclude later consideration of any request for an extension of contract time.

CLAUSE B-16: SUSPENSIONS AND DELAYS (MARCH 2006)

A.	If the performance of all or any part of the work of this contract is suspended, delayed, or interrupted by:

(1)	An order or act of the Contracting Officer in administering this contract; or

(2)	By a failure of the Contracting Officer to act within the time specified in this contract - or within a reasonable time if not specified - an adjustment will be made for any increase in the cost of performance of this contract caused by the delay or interruption (including the costs incurred during any suspension or interruption). An adjustment will also be made in the delivery or performance dates and any other contractual term or condition affected by the suspension, delay, or interruption. However, no adjustment may be made under this clause for any delay or interruption to the extent that performance would have been delayed or interrupted by any other cause, including the fault or negligence of the Supplier, or for which an adjustment is provided or excluded under any other term or condition of this contract.

B.	A claim under this clause will not be allowed:

(1)	For any costs incurred more than 20 days before the Supplier has notified the Contracting Officer in writing of the act or failure to act involved; and

(2)	Unless the claim, in an amount stated, is asserted in writing as soon as practicable after the termination of the delay or interruption, but not later than the day of final payment under the contract.

CLAUSE B-19: EXCUSABLE DELAYS (MARCH 2006)

a. Except with respect to defaults of subcontractors, the Supplier will not be in default by reason of any failure in performing this contract in accordance with its terms (including any failure by the Supplier to make progress in the prosecution of the work that endangers performance) if the failure arises out of causes beyond the control and without the fault or negligence of the Supplier. Such causes may include, but are not restricted to, acts of God or of the public enemy, acts of the government in its sovereign capacity or of the Postal Service in its contractual capacity, fires, floods, epidemics, quarantine restrictions, strikes, freight embargoes, and unusually severe weather, but in every case the failure to perform must be beyond the control and without the fault or negligence of the Supplier.

b. If failure to perform is caused by the failure of a subcontractor to perform or make progress and arises out of causes beyond the control of both the Supplier and subcontractor, and without the fault or negligence of either of them, the Supplier will not be deemed to be in default, unless:

(1)	The supplies or services to be furnished by the subcontractor are obtainable from other sources;

(2)	The Contracting Officer orders the Supplier in writing to procure the supplies or services from other sources; and

(3)	The Supplier fails to comply reasonably with the order.

c. Upon request of the Supplier, the Contracting Officer shall ascertain the facts and extent of failure, and if the Contracting Officer determines that any failure to perform was occasioned by any of the said causes, the delivery schedule shall be revised accordingly, subject to the rights of the Postal Service under any termination clause included in this contract.

d. As used in this clause, the terms “subcontractor” and “subcontractors” mean subcontractor(s) at any tier.

CLAUSE B-22: INTEREST (MARCH 2006)

The Postal Service will pay interest on late payments and unearned prompt payment discounts in accordance with the Prompt Payment Act, 31 U.S.C. 3901 et seq., as amended by the Prompt Payment Act Amendments of 1988, P. L. 100-496.

CLAUSE B-26: PROTECTION OF POSTAL SERVICE BUILDINGS, EQUIPMENT, AND VEGETATION (MARCH 2006)

The Supplier must use reasonable care to avoid damaging buildings, equipment, and vegetation (such as trees, shrubs, and grass) on the Postal Service installation. If the Supplier fails to do so and damages any buildings, equipment, or vegetation, the Supplier must replace or repair the damage at no expense to the Postal Service, as directed by the Contracting Officer. If the Supplier fails or refuses to make repair or replacement, the Supplier will be liable for the cost of repair or replacement, which may be deducted from the contract price.

CLAUSE B-30: PERMITS AND RESPONSIBILITIES (MARCH 2006)

The Supplier is responsible, without additional expense to the Postal Service, for obtaining any necessary licenses and permits, and for complying with any applicable federal, state, and municipal laws, codes, and regulations in connection with the performance of the contract. The Supplier is responsible for all damage to persons or property, including environmental damage, which occurs as a result of its omission(s) or negligence. The Supplier must take proper safety and health precautions to protect the work, the workers, the public, the environment, and the property of others.

CLAUSE B-39: INDEMNIFICATION (MARCH 2006)

The Supplier must save harmless and indemnify the Postal Service and its officers, agents, representatives, and employees from all claims, losses, damage, actions, causes of action, expenses, and/or liability resulting from, brought for, or on account of any personal injury or property damage received or sustained by any person, persons or property growing out of, occurring, or attributable to any work performed under or related to this contract, resulting in whole or in part from negligent acts or omissions of the Supplier, any subcontractor, or any employee, agent, or representative of the Supplier or any subcontractor.

CLAUSE B-64: ACCOUNTABILITY OF THE SUPPLIER (HIGHWAY) (MARCH 2006)

a. The Supplier shall supervise its operations and the operations of its subcontractors which provide services under this contract personally or through representatives. The Supplier or its supervising representatives must be easily accessible in the event of emergencies or interruptions in service.

b. In all cases, the Supplier shall be strictly liable to the Postal Service for the Postal Service’s actual damages if mail is subject to loss, rifling, damage, wrong delivery, depredation, and other mistreatment while in the custody and control of the Supplier or its subcontractors. The Supplier shall also be accountable and answerable in damages for the faithful performance of all other obligations assumed under this contract, whether or not it has entrusted part or all of its performance to another, except

(1)	The Supplier is not liable for its failure to perform if the failure arises out of circumstances beyond its control, and without its fault or negligence, and

(2)	The Supplier is not liable for a failure of its subcontractors to perform if the subcontractor’s failure arises out of circumstances beyond the Supplier or the subcontractor’s control, and without the fault or negligence of either.

c. The Supplier shall faithfully account for and deliver to the Postal Service all

(1)	Mail,

(2)	Moneys, and

(3)	Other property of any kind belonging to or entrusted to the care of the Postal Service, that come into its possession during the term of this contract.

d. The Supplier shall, promptly upon discovery, refund (i) any overpayment made by the Postal Service for service performed, or (ii) any payment for service not rendered.

CLAUSE B-65: ADJUSTMENTS TO COMPENSATION (MARCH 2006) (MODIFIED)

Contract compensation may be adjusted, from time to time, by mutual agreement of the Supplier and the Contracting Officer.

a.	Any such adjustments shall be made in accordance with the provisions of this clause and any U.S. Postal Service Management Instruction governing adjustments in effect on the date of adjustment.

b.	In connection with an adjustment, the Contracting Officer may examine such records and books of account maintained by the Supplier as the Contracting Officer may deem necessary.

c.	Adjustments in compensation pursuant to this clause shall be memorialized by formal amendment to the contract.

d.	Should the Postal Service introduce procedures which affect the Supplier’s obligations with respect to the costs of taxes, the contract price will be adjusted with respect to those costs, pro rata, without entitlement to other compensation for those adjustments, subject to the resolution of any dispute about the adjustments under the Claims and Disputes clause.

CLAUSE B-68: CHANGES IN CORPORATE OWNERSHIP OR OFFICERS (MARCH 2006)

a.	This clause applies only if the Supplier is a corporation and it holds no other regular highway transportation contracts or the aggregate annual rate dollar value of any regular highway transportation contracts it holds is less than $150,000.

b.	A principal owner is any individual, partnership, corporation, or other entity which holds 25 percent or more of the Supplier’s stock. Corporate officers are the President, Vice President, and Secretary.

c.	The Supplier shall furnish the Contracting Officer, in writing, the names of its principal owners and its corporate officers before contract award or novation.

d.	Except in the case of death or incapacity of one or more of the principal owners or corporate officers, the Supplier must notify the Contracting Officer in writing not less than 30 days prior to any planned change in the principal owners or corporate officers.

e.	In the event of death or incapacity of one or more of the principal owners or corporate officers, the Supplier must notify the Contracting Officer in writing within 30 days.

CLAUSE B-69: EVENTS OF DEFAULT (MARCH 2006) (MODIFIED)

The Supplier’s right to perform this contract is subject to termination under the clause entitled Termination for Default. The following constitute events of default, and this contract may be terminated pursuant to that Clause.

a.	The Supplier’s failure to perform service according to the terms of the contract;

b.	If the Supplier has been administratively determined to have violated Postal laws and regulations and other laws related to the performance of the service;

c.	Failure to follow the instructions of the Contracting Officer;

d.	If the Supplier transfers or assigns his contract, except as authorized herein, or sublets the whole or a portion of this contract contrary to the applicable provisions of the U.S. Postal Service Supplying Principles and Practices or without any required approval of the Contracting Officer;

e.	If the Supplier combines to prevent others from proposing for the performance of Postal Service contracts;

f.	The Supplier’s failure properly to account, deliver and pay over moneys, mail and other property pursuant to this contract;

g.	If the Supplier or a partner, if the Supplier is a partnership, or a principal owner or corporate officer, if the Supplier is a corporation,

(a)	has been or is, during the term of the contract, convicted of a crime of moral turpitude affecting his or her reliability or trustworthiness as a mail transportation Supplier, such as any form of theft, fraud, embezzlement or assault, or

(b)	associates with known criminals, or

(c)	otherwise is not reliable, trustworthy or of good character.

h.	Any breach by the Supplier or subcontractor of any warranty contained in PS Form 7465, Transportation Services Subcontract;

i.	If the Supplier allows any employed individual to operate a vehicle in connection with this contract who has a record indicating that it would be hazardous for that individual to do so;

j.	If the Supplier’s transportation equipment is insufficient, inadequate, or otherwise inappropriate for the service;

k.	If the Supplier employs any individual in connection with the contract contrary to the instructions of the Contracting Officer;

l.	If at any time the Supplier, its principal owners, corporate officers or personnel are disqualified by law or regulation from performing services under this contract, and upon notice thereof, the Supplier fails to remove any such disqualification;

m.	If the Supplier fails to establish and maintain continuously in effect insurance as required by this contract, or fails to provide proof of insurance prior to commencement of service and thereafter as required by the Contracting Officer;

n.	If the Supplier fails to provide any notification of a change in principal owners or corporate officers which this contract may require; or

o.	If the Supplier materially breaches any other requirement or clause of this contract.

p.	When a Supplier has multiple contracts with the Postal Service, a material breach under one contract may be grounds for termination of the Supplier’s remaining contracts, if the Contracting Officer determines that termination is in the best interests of the Postal Service.

CLAUSE B-77: PROTECTION OF THE MAIL (MARCH 2006)

The Supplier must protect and safeguard the mail from loss, theft, or damage while it is in the Supplier’s custody or control and prevent unauthorized persons from having access to the mail.

CLAUSE B-78 RENEWAL (MARCH 2006)

This contract may be renewed by mutual agreement of the parties.

CLAUSE B-79: FORFEITURE OF COMPENSATION (MARCH 2006)

If the Supplier fails to perform a trip for any reason, the offeror shall not be entitled to any compensation otherwise due for that trip. If the offeror fails to perform a trip, and such failure is due to the fault or negligence of the Supplier or of its subcontractors, the Supplier shall be liable for all damages actually suffered by the Postal Service by reason of such failure.

CLAUSE B-80: LAWS AND REGULATIONS APPLICABLE (MARCH 2006)

This contract and the services performed under it are subject to all applicable federal, state and local laws and regulations. The Supplier shall faithfully discharge all duties and obligations imposed by such laws and regulations, and shall obtain and pay for all permits, licenses, and other authorities required to perform this contract.

CLAUSE B-81: INFORMATION OR ACCESS BY THIRD PARTIES (MAY 2006)

The Postal Service retains exclusive authority to release any or all information about mail matter in the custody of the Supplier and to permit access to that mail in the custody of the Supplier. All requests by non-postal individuals (including employees of the Supplier) for information about mail matter in the custody of the Supplier or for access to mail in the custody of the Supplier must be referred to the Contracting Officer or his or her designee.

CLAUSE B-82: ACCESS BY OFFICIALS (MARCH 2006)

The Supplier shall deny access to the cargo compartment of a vehicle containing mail therein to Federal, state or local officials except at a postal facility and in the presence of a postal employee, unless to prevent damage to the vehicle or its contents.

CLAUSE 1-1: PRIVACY PROTECTION (OCTOBER 2014)

In addition to other provisions of this contract, the Supplier agrees to the following:

a.	Privacy Act — If the Supplier operates a system of records on behalf of the Postal Service, the Privacy Act (5 U.S.C. 522a), the Postal Service regulations at 39 CFR Parts 266–267, and Handbook AS-353, Guide to Privacy, the Freedom of Information Act, and Records Management and Appendix, apply to those records. The Supplier is considered to operate a system of records if it maintains records (including collecting, using, revising, deleting, or disseminating records) from which information is retrieved by the name of an individual or by some number, symbol, or other identifier assigned to the individual. The Supplier must comply with the Act and the Postal Service regulations and Handbook AS-353 in designing, developing, managing, and operating the system of records, including ensuring that records are current and accurate for their intended use, and incorporating adequate safeguards to prevent misuse or improper disclosure of personal information. Violations of the Act may subject the violator to criminal penalties.

b.	Information Pertaining to Individuals (“Personal Information”) — If the Supplier has access to Postal Service information pertaining to individuals (e.g. customer or employee information), including address information, whether collected online or offline by the Postal Service or by a Supplier acting on its behalf, the Supplier must comply with the following:

1.	General — With regard to the Postal Service customer information to which it has access pursuant to this contract, the Supplier has that access as an agent of the Postal Service and must adhere to its official Privacy Policy at http://usps.com/privacypolicy.

2.	Use, Ownership, and Nondisclosure — The Supplier may use Postal Service Personal Information solely for the purposes of this contract, and may not collect or use such information for non-Postal Service marketing, promotion, or any other purpose without the prior written approval of the Contracting Officer. The Supplier may not maintain, access, or store (including archival back-ups) any Personal Information data outside the United States. The Supplier must restrict access to such information to those employees who need the information to perform work under this contract, and must ensure that each such employee (including subcontractors’ employees) sign a nondisclosure agreement, in a form suitable to the Contracting Officer, prior to being granted access to the information. The Postal Service retains sole ownership and rights to its Personal Information. Unless the contract states otherwise, upon completion of the contract the Supplier must turn over all Postal Service Personal Information and any copies of the information, in any form the Personal Information or copies may exist, in its possession to the Postal Service. In addition, the Supplier must certify that no Postal Service Personal Information and, if applicable, copies, have been retained unless otherwise authorized in writing by the Contracting Officer. If so required elsewhere in this contract, the information or copies must be destroyed by the Supplier and the Supplier must certify to the Contracting Officer that such destruction has taken place.

3.	Security Plan — When applicable, and unless waived in writing by the Contracting Officer, the Supplier must work with the Postal Service to develop and implement a security plan that addresses the protection of Personal Information. The plan will be incorporated into the contract and followed by the Supplier, and must, at a minimum, address notification to the Postal Service of any security breach. If the contract does not include a security plan at the time of contract award, it must be added within 60 days after contract award.

4.	Breach Notification — If there is any actual or suspected breach of any nature in the security of Postal Service data, including Personal Information, the Supplier must notify the Contracting Officer and the Postal Service’s Chief Privacy Officer as soon as practicable but no later than 24 hours following the detection of a suspected or confirmed breach. The Supplier will be required to follow Postal Service policies regarding breach notification to customers and/or employees.

5.	Legal Demands for Information — If a legal demand is made for Postal Service Personal Information (such as by subpoena), the Supplier must immediately notify the Contracting Officer and follow the applicable requirements in 39 CFR, sections 265.11 and 265.12. After notification, the Postal Service will determine whether and to what extent to comply with the legal demand. Should the Postal Service agree to or unsuccessfully resist a legal demand, the Supplier may, with the written permission of the Contracting Officer, release the information specifically demanded.

c.	Online Assistance — If the Supplier assists in the design, development, or operation of a Postal Service customer Web site, or if it designs or places an ad banner, button, or link on a Postal Service Web site or any Web site on the Postal Service’s behalf, the Supplier must comply with the limitations set forth in the Official Postal Service Privacy Policy (see b.1, above). Exceptions to these limitations require the prior written approval of the Contracting Officer and the Postal Service’s Chief Privacy Officer.

d.	Marketing E-Mail — If the Supplier assists the Postal Service in conducting a marketing e-mail campaign, the Supplier does so as an agent of the Postal Service and must adhere to the Postal Service policies set out in Postal Service Management Instruction AS-350-2004-4, Marketing E-mail. Suppliers wishing to conduct marketing email campaigns to postal employees must first obtain the prior written approval of the Contracting Officer.

e.	Audits — The Postal Service may audit the Supplier’s compliance with the requirements of this clause, including through the use of online compliance software.

f.	Indemnification — The Supplier will indemnify the Postal Service against all liability (including costs and fees) for damages arising out of violations of this clause.

g.	Flow-down — The Supplier will flow this clause down to any and all subcontractors.

CLAUSE 1-7: ORGANIZATIONAL CONFLICTS OF INTEREST (MARCH 2006)

a.	Warranty Against Existing Conflicts of Interest. The Supplier warrants and represents that, to the best of its knowledge and belief, it does not presently have organizational conflicts of interest that would diminish its capacity to provide impartial, technically sound, objective research assistance or advice, or would result in a biased work product, or might result in an unfair competitive advantage, except for advantages flowing from the normal benefits of performing this agreement.

b.	Restrictions on Contracting. The Supplier agrees that during the term of this agreement, any extensions thereto, and for a period of 2 years thereafter, neither the Supplier nor its affiliates will perform any of the following:

(1)	Compete for any Postal Service contract for production of any product for which the Supplier prepared any work statement or specifications or conducted any studies or performed any task under this agreement.

(2)	Contract (as the provider of a component or the provider of research or consulting services) with any Supplier competing for any Postal Service contract for production of any product for which the Supplier prepared any work statements or specifications or conducted any studies or performed any task under this agreement.

(3)	Contract (as the provider of a component or the provider of research or consulting services) with the Supplier which wins award of a Postal Service contract for production of any product for which the Supplier prepared any work statement or specifications or conducted any studies or performed any task under this agreement.

c.	Possible Future Conflicts of Interest. The Supplier agrees that, if after award of this agreement, it discovers any organizational conflict of interest that would diminish its capacity to provide impartial, technically sound, objective research assistance or advice, or would result in a biased work product, or might result in an unfair competitive advantage, except advantages flowing from the normal benefits of performing this agreement, the Supplier will make an immediate and full disclosure in writing to the Contracting Officer, including a description of the action the Supplier has taken or proposes to take to avoid, eliminate, or neutralize this conflict of interest.

d.	Nondisclosure of Confidential Material

(1)	The Supplier recognizes that, in performing this agreement, it may receive confidential information.

To the extent that and for as long as the information is confidential, the Supplier agrees to take the steps necessary to prevent its disclosure to any third party without the prior written consent of the Contracting Officer.

(2)	The Supplier agrees to indoctrinate its personnel who will have access to confidential information as to the confidential nature of the information, and the relationship under which the Supplier has possession of this information.

(3)	The Supplier agrees to limit access to the confidential information obtained, generated, or derived, and to limit participation in the performance of orders under this agreement to those employees whose services are necessary for performing them.

e.	Postal Service Remedy. If the Supplier breaches or violates any of the warranties, covenants, restrictions, disclosures or nondisclosures set forth under this clause, the Postal Service may terminate this agreement, in addition to any other remedy it may have for damages or injunctive relief.

CLAUSE 1-11: PROHIBITION AGAINST CONTRACTING WITH FORMER OFFICERS OR PCES EXECUTIVES (MARCH 2006)

During the performance of this contract, former Postal officers or Postal Career Executive Service (PCES) executives are prohibited from employment by the contractor as key personnel, experts or consultants, if such individuals, within 1 year after their retirement from the Postal Service, would be performing substantially the same duties as they performed during their career with the Postal Service.

CLAUSE 1-12: USE OF FORMER POSTAL SERVICE EMPLOYEES (MARCH 2006)

During the term of this contract, the Supplier must identify any former Postal Service employees it proposes to be engaged, directly or indirectly, in contract performance. Such individuals may not commence performance without the Contracting Officer’s prior approval. If the Contracting Officer does not provide such approval, the Supplier must replace the proposed individual former employee with another individual equally qualified to provide the services called for in the contract.

CLAUSE 2-19: OPTION TO EXTEND (SERVICES CONTRACT) (MARCH 2006)

The Postal Service may require the Supplier to continue to perform any or all items of services under this contract up to one hundred twenty (120) days after contract end date. The Contracting Officer may exercise this option, at any time within the one hundred twenty (120) days prior to contract end date, by giving written notice to the Supplier. The rates set forth in the Schedule will apply to any extension made under this option clause.

For purposes of continuity of service, the Contracting Officer may unilaterally extend the contract up to a period of one hundred twenty (120) days at any time prior to the end of the contract’s current period of performance in order to allow for the support of any wave-in/wave-out transition activities.

CLAUSE 2-22: VALUE ENGINEERING INCENTIVE (MARCH 2006)

a.	General. The Supplier is encouraged to develop and submit Value Engineering Change Proposals (VECPs) voluntarily. The Supplier will share in savings realized from an accepted VECP as provided in paragraph (h) below.

b.	Definitions

1.	Value Engineering Change Proposal (VECP). A proposal that:

a.	Requires a change to the instant contract;

b.	Results in savings to the instant contract; and

c.	Does not involve a change in:

i.	Deliverable end items only;

ii.	Test quantities due solely to results of previous testing under the instant contract; or

iii.	Contract type only.

2.	Instant Contract. The contract under which a VECP is submitted. It does not include additional contract quantities.

3.	Additional Contract Quantity. An increase in quantity after acceptance of a VECP due to contract modification, exercise of an option, or additional orders (except orders under indefinite-delivery contracts within the original maximum quantity limitations).

4.	Postal Service Costs. Costs to the Postal Service resulting from developing and implementing a VECP, such as net increases in the cost of testing, operations, maintenance, logistics support, or property furnished. Normal administrative costs of processing the VECP are excluded.

5.	Instant Contract Savings. The estimated cost of performing the instant contract without implementing a VECP minus the sum of (a) the estimated cost of performance after implementing the VECP and (b) Postal Service costs.

6.	Additional Contract Savings. The estimated cost of performance or delivering additional quantities without the implementation of a VECP minus the sum of (a) the estimated cost of performance after the VECP is implemented and (b) Postal Service cost.

7.	Supplier’s Development and Implementation Costs. Supplier’s cost in developing, testing, preparing, and submitting a VECP. Also included are the Supplier’s cost to make the contractual changes resulting from the Postal Service acceptance of the VECP.

c.	Content. A VECP must include the following:

1.	A description of the difference between the existing contract requirement and that proposed, the comparative advantages and disadvantages of each, a justification when an item’s function or characteristics are being altered, the effect of the change on the end item’s performance, and any pertinent objective test data.

2.	A list and analysis of the contract requirements that must be changed if the VECP is accepted, including any suggested specification revisions.

3.	A separate, detailed cost estimate for (a) the affected portions of the existing contract requirement and (b) the VECP. The cost reduction associated with the VECP must take into account the Supplier’s allowable development and implementation costs.

4.	A description and estimate of costs the Postal Service may incur in implementing the VECP, such as test and evaluation and operating and support costs.

5.	A prediction of any effects the proposed change would have on Postal Service costs.

6.	A statement of the time by which a contract modification accepting the VECP must be issued in order to achieve the maximum cost reduction, noting any effect on the contract completion time or delivery schedule.

7.	Identification of any previous submissions of the VECP to the Postal Service, including the dates submitted, purchasing offices, contract numbers, and actions taken.

d.	Submission. The Supplier must submit VECPs to the Contracting Officer.

e.	Postal Service Action

1.	The Contracting Officer will give the Supplier written notification of action taken on a VECP within 60 days after receipt. If additional time is needed, the Contracting Officer will notify the Supplier, within the 60-day period, of the expected date of a decision. The Postal Service will process VECPs expeditiously but will not be liable for any delay in acting upon a VECP.

2.	If a VECP is not accepted, the Contracting Officer will so notify the Supplier, explaining the reasons for rejection.

f.	Withdrawal. The Supplier may withdraw a VECP, in whole or in part, at any time before its acceptance.

g.	Acceptance

1.	Acceptance of a VECP, in whole or in part, will be by execution of a supplemental agreement modifying this contract and citing this clause. If agreement on price (see paragraph h below) is reserved for a later supplemental agreement, and if such agreement cannot be reached, the disagreement is subject to the Claims and Disputes clause of this contract.

2.	Until a VECP is accepted by contract modification, the Supplier must perform in accordance with the existing contract.

3.	The Contracting Officer’s decision to accept or reject all or any part of a VECP is final and not subject to the Claims and Disputes clause or otherwise subject to litigation under the Contract Disputes Act of 1978 (41 U.S.C. 601-613).

h.	Sharing. If a VECP is accepted, the Supplier’s share is ___ percent of the contract savings. If options are included in the contract, the Supplier’s share for the additional quantity is ___ percent of the contract savings. The contract savings are calculated by subtracting the estimated cost of the performing the contract with the VECP, Postal Service costs, and the allowable development and implementation costs from the estimated cost of performing the contract without the VECP. Profit is excluded when calculating contract savings. (Contracting Officer inserts the negotiated percentage of shared savings. See the Shared Lessons Learned topic of the Manage Delivery and Contract Performance task of Process Step 5: Measure and Manage Supply, from the Postal Service Supplying Practices.)

i.	Data

1.	The Supplier may restrict the Postal Service’s right to use any part of a VECP or the supporting data by marking the following legend on the affected parts:

“These data, furnished under the Value Engineering Incentive clause of contract, may not be disclosed outside the Postal Service or duplicated, used, or disclosed, in whole or in part, for any purpose other than to evaluate a value engineering change proposal submitted under the clause. This restriction does not limit the Postal Service’s right to use information contained in these data if it has been obtained or is otherwise available from the Supplier or from another source without limitation.”

2.	If a VECP is accepted, the Supplier hereby grants the Postal Service unlimited rights in the VECP and supporting data, except that, with respect to data qualifying and submitted as limited rights technical data, the Postal Service will have the rights specified in the contract modification implementing the VECP and will appropriately mark the data. (The terms “unlimited rights” and “limited rights” are defined in the Clarify Data Rights and Intellectual Property Issues topic of the Develop Sourcing Strategy task of Process Step 2: Evaluate Sources of the Supplying Practices.)

Additional Paragraph j (see the Clarify Data Rights and Intellectual Property Issues topic of the Develop Sourcing Strategy task of Process Step 2:

j.	Subcontracts. The Supplier must include an appropriate value engineering incentive clause in any firm-fixed-price subcontract of $100,000 or more. In calculating any price adjustment for savings under this contract, the Supplier’s allowable VECP development and implementation costs include any subcontractor’s allowable development and implementation costs. Subcontract savings are subject to the sharing arrangements in paragraph h of this clause, and will be taken into account in determining the savings under this contract.

CLAUSE 2-39: ORDERING (MARCH 2006) (MODIFIED)

Services to be furnished under this contract will be ordered by the issuance of weekly manifests, during the period and by the activities specified in the schedule.

All orders are subject to the terms and conditions of this contract. If there is any conflict between an order and this contract, the contract is controlling.

CLAUSE 2-42: INDEFINITE QUANTITY (MARCH 2006) (MODIFIED)

a.	This is an indefinite-quantity contract; the quantities of supplies or services specified in the Schedule are not purchased until ordered through issuance of the manifest.

b.	Orders will be defined by the weekly Manifest schedule changes that suppliers receive. The weekly Manifest will be generated by the Transportation Management System (TMS) and issued by Surface Transportation Operations. The frequency of these changes may be every week. As the mileage and routes are optimized, supplier’s schedules will be updated to reflect this change.

c.	Performance must be as directed in the Manifest in accordance with the contract Schedule. The Supplier must furnish to the Postal Service, when provided the Manifest, the services specified in the Manifest up to the quantity designated in the Attachment A: Service Point Details and Specifications as the maximum. The Postal Service will also detail the least quantity of services designated in the Attachment A: Service Point Details and Specifications, as the monthly minimum.

d.	Any order issued during the effective period of this contract and not completed within that period must be completed by the Supplier within the time specified in the Manifest, and the rights and obligations of the Supplier and the Postal Service with respect to the order will be the same as if the order were completed during the effective period of the contract.

CLAUSE 3-1: SMALL-, MINORITY-, AND WOMAN-OWNED BUSINESS SUBCONTRACTING REQUIREMENTS (FEBRUARY 2018)

a.	All suppliers, except small businesses, must have an approved subcontracting plan for contracts estimated or valued at $1 million or more at time of award. A subcontracting plan is also required when contracts awarded at less than $1 million reach or exceed the $1 million threshold during contract performance. The plan must be specific to this contract, and separately address subcontracting with small-, minority-, and woman-owned businesses. A plan approved by the Postal Service must be included in and made a part of the contract. A subcontract is defined as any agreement (other than one involving an employer-employee relationship) entered into by a Postal Service supplier or subcontractor calling for goods or services required for performance of the contract or subcontract.

b.	The supplier’s subcontracting plan must include the following:

(1)	Goals, in terms of percentages of the total amount of this contract that the supplier will endeavor to subcontract to small-, minority-, and woman-owned businesses. The supplier must include all subcontracts that contribute to contract performance, and may include a proportionate share of goods and services that are normally allocated as indirect costs.

(2)	A statement of the:

(a)	Total dollars planned to be subcontracted under this contract. For indefinite-delivery contracts, this amount would be based upon the minimum and maximum and stated as a total dollar range; and

(b)	Total of that amount planned to be subcontracted to small-, minority-, and woman-owned businesses. For indefinite-delivery contracts, this amount would be based upon the minimum and maximum and stated as a total dollar range.

(3)	A description of the principal types of goods and services to be subcontracted under this contract, identifying the types planned for subcontracting to small-, minority-, and woman-owned businesses.

(4)	A description of the method used to develop the subcontracting goals for this contract.

(5)	A description of the method used to identify potential sources for solicitation purposes and a description of efforts the supplier will make to ensure that small-, minority-, and woman-owned businesses have an equitable opportunity to compete for subcontracts.

(6)	A statement as to whether the offer included indirect costs in establishing subcontracting goals for this contract and a description of the method used to determine the proportionate share of indirect costs to be incurred with small-, minority-, and woman-owned businesses.

(7)	The name of the individual employed by the supplier who will administer the subcontracting program and a description of the individual’s duties.

(8)	Assurances that the supplier will require all subcontractors receiving subcontracts in excess of $1 million to adopt a plan similar to the plan agreed to by the supplier.

(9)	A description of the types of records the supplier will maintain to demonstrate compliance with the requirements and goals in the plan for this contract. The records must include at least the following:

(a)	Source lists, guides, and other data identifying small-, minority-, and woman-owned businesses;

(b)	Organizations contacted in an attempt to locate sources that are small-, minority-, and woman-owned businesses;

(c)	Records on each subcontract solicitation resulting in an award of more than $100,000, indicating whether small-, minority-, or woman-owned businesses were solicited and if not, why not; and

(d)	Records to support subcontract award data, including the name, address, and business size of each subcontractor.

c.	Reports. The supplier must provide reports on subcontracting activity under this contract on a semi-annual basis. Should a contract be awarded and completed within the semi-annual reporting period, a report of subcontracting activity is still required. The report must be one of the types described in Clause 3-2: Participation of Small-, Minority-, and Woman-Owned Businesses.

CLAUSE 3-2: PARTICIPATION OF SMALL-, MINORITY-, AND WOMAN-OWNED BUSINESSES (FEBRUARY 2018)

a.	The policy of the Postal Service is to encourage the participation of small-, minority-, and woman-owned business in its purchases of goods and services to the maximum extent practicable consistent with efficient contract performance. The supplier agrees to follow the same policy in performing this contract, and also agrees that any awarded subcontract will follow the same policy by including this clause within contracts with subcontractors.

b.	When a contract is estimated or valued at $500,000 or more, or when a contract reaches or exceeds the $500,000 threshold during contract performance, the supplier must submit semiannual reports on its subcontracting activity under this contract via a reporting method as specified by the Postal Service. Subject to the agreement of the supplier and the Postal Service, the supplier will report subcontracting activity on one of the following bases:

(1)	Showing the amount of payments made to subcontractors during the reporting period;

(2)	Showing subcontracting activity that is allocable to this contract using generally accepted accounting principles; or

(3)	A combination of the methods listed above.

c.	The supplier will submit a report in accordance with the Postal Service’s reporting method to the contracting officer within 15 calendar days after the end of each semi-annual period, describing all subcontract awards to small-, minority-, or woman-owned businesses. The report will include, but is not limited to, Postal Service contract number, subcontractor information (supplier name, address, contact name, contact email address), business classification, North American Industry Classification System (NAICS) code, and contract specific payments (direct, allocated, and total direct and allocated dollars). The contracting officer may require more frequent reports.

CLAUSE 4-1: GENERAL TERMS AND CONDITIONS (JULY 2007) (MODIFIED)

a.	Inspection and Acceptance. The Supplier will only tender for acceptance those items that conform to the requirements of this contract. The Postal Service reserves the right to inspect or test supplies or services that have been tendered for acceptance. The Postal Service may require repair or replacement of nonconforming supplies or re-performance of nonconforming services at no increase in contract price. The Postal Service must exercise its post acceptance rights (1) within a reasonable period of time after the defect was discovered or should have been discovered and (2) before any substantial change occurs in the condition of the items, unless the change is due to the defect in the item.

b.	Assignment. If this contract provides for payments aggregating $10,000 or more, claims for monies due or to become due from the Postal Service under it may be assigned to a bank, trust company, or other financing institution, including any federal lending agency, and may thereafter be further assigned and reassigned to any such institution. Any assignment or reassignment must cover all amounts payable and must not be made to more than one party, except that assignment or reassignment may be made to one party as agent or trustee for two or more parties participating in financing this contract. No assignment or reassignment will be recognized as valid and binding upon the Postal Service unless a written notice of the assignment or reassignment, together with a true copy of the instrument of assignment, is filed with:

(1)	The Contracting Officer;

(2)	The surety or sureties upon any bond; and

(3)	The office, if any, designated to make payment, and the Contracting Officer has acknowledged the assignment in writing.

(4)	Assignment of this contract or any interest in this contract other than in accordance with the provisions of this clause will be grounds for termination of the contract for default at the option of the Postal Service.

c.	Changes.

1.	The Contracting Officer may, in writing, without notice to any sureties, order changes within the general scope of this contract in the following:

a.	Drawings, designs, or specifications when supplies to be furnished are to be specially manufactured for the Postal Service in accordance with them;

b.	Statement of work or description of services;

c.	Method of shipment or packing;

d.	Places of delivery of supplies or performance of services;

e.	Delivery or performance schedule;

f.	Postal Service furnished property or facilities.

2.	Any other written or oral order (including direction, instruction, interpretation, or determination) from the Contracting Officer that causes a change will be treated as a change order under this paragraph, provided that the Supplier gives the Contracting Officer written notice stating (a) the date, circumstances, and source of the order and (b) that the Supplier regards the order as a change order.

3.	If any such change affects the cost of performance or the delivery schedule, the contract will be modified to effect an equitable adjustment.

4.	The Supplier’s claim for equitable adjustment must be asserted within 30 days of receiving a written change order. A later claim may be acted upon — but not after final payment under this contract — if the Contracting Officer decides that the facts justify such action.

5.	Failure to agree to any adjustment is a dispute under Clause B-9, Claims and Disputes, which is incorporated into this contract by reference (see paragraph s). Nothing in that clause excuses the Supplier from proceeding with the contract as changed.

d.	Reserved

e.	Reserved

f.	Reserved

g.	Invoices: See section L. Payment and Schedule Changes of the SOW

i.	Payment: See Part 1: Section L, Payment and Schedule Changes in SOW

j.	Risk of Loss. Unless the contract specifically provides otherwise, risk of loss or damage to the supplies provided under this contract will remain with the Supplier until, and will pass to the Postal Service upon:

(1)	Delivery of the supplies to a carrier, if transportation is f.o.b. origin, or;

(2)	Delivery of the supplies to the Postal Service at the destination specified in the contract, if transportation is f.o.b. destination.

k.	Taxes. The contract price includes all applicable federal, state, and local taxes and duties.

l.	Termination with Notice. The Contracting Officer or the Supplier, on 180 days written notice, may terminate this contract or the right to perform under it, in whole or in part, without cost to either party.

m.	Termination for Default. The Postal Service may terminate this contract, or any part hereof, for default by the Supplier, or if the Supplier fails to provide the Postal Service, upon request, with adequate assurances of future performance. In the event of termination for default, the Postal Service will not be liable to the Supplier for any amount for supplies or services not accepted, and the Supplier will be liable to the Postal Service for any and all rights and remedies provided by law. The debarment, suspension, or ineligibility of the Supplier, its partners, officers, or principal owners under the Postal Service’s procedures may constitute an act of default under this contract, and such act will not be subject to notice and cure pursuant to any termination of default provision of this contract. If it is determined that the Postal Service improperly terminated this contract for default, such termination will be deemed a Termination with Notice; the calculation of damages will be based on the contract’s applicable monthly minimums.

n.	Title. Unless specified elsewhere in this contract, title to items furnished under this contract will pass to the Postal Service upon acceptance, regardless of when or where the Postal Service takes physical possession.

p.	Limitation of Liability. Except as otherwise provided by an express or implied warranty, the Supplier will not be liable to the Postal Service for consequential damages resulting from any defect or deficiencies in accepted items.

q.	Other Compliance Requirements. The Supplier will comply with all applicable Federal, State, and local laws, executive orders, rules and regulations applicable to its performance under this contract. If there are any changes to a federal, state or local law, statute or regulation, executive order or other rule applicable to contract performance during the term of this contract that result in additional contract costs, these costs will be borne by the Supplier.

r.	Order of Precedence. Any inconsistencies in the provisions of a solicitation, a contract awarded under a solicitation, or a contract awarded without the issuance of a written solicitation will be resolved by giving precedence in the following order:

(1)	The Statement of Work

(2)	The Provisions

(3)	The Clauses

(4)	Attachments to this document

(5)	Documents incorporated by reference.

CLAUSE 4-2: CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT POLICIES, STATUTES, OR EXECUTIVE ORDERS (JULY 2014) (MODIFIED)

a.	Incorporation by Reference:

1.	Wherever in this solicitation or contract a standard provision or clause is incorporated by reference, the incorporated term is identified by its title, the provision or clause number assigned to it, in the Postal Service Supplying Practices, and its date. The text of incorporated terms may be found at http://about.usps.com/manuals/spp/spp.pdf. The following clauses are incorporated in this contract by reference:

(2)	Clause B-25, Advertising of Contract Awards

(3)	Clause 1-5, Gratuities or Gifts

(4)	Clause 7-10, Sustainability

(5)	Clause 9-1, Convict Labor

(6)	Clause 9-5, Contract Work Hours and Safety Standards Act - Safety Standards

2.	If checked, the following additional clauses are also incorporated in this contract by reference: (Contracting Officer will check as appropriate.)

☐	(1) Clause 1-1, Privacy Protection

☒	(2) Clause 1-6, Contingent Fees

☐	(3) Clause 1-9, Preference for Domestic Supplies

☐	(4) Clause 1-10, Preference for Domestic Construction Materials

☐	(5) Clause 3-1, Small, Minority, and Woman-owned Business Subcontracting Requirements

☐	(6) Clause 3-2, Participation of Small, Minority, and Woman-owned Businesses

☒	(7) Clause 9-2, Contract Work Hours and Safety Standards Act - Overtime Compensation

☐	(8) Clause 9-3, Davis-Bacon Act

☐	(9) Clause 9-6, Walsh-Healey Public Contracts Act

☒	(10) Clause 9-7, Equal Opportunity

☐	(11) Clause 9-10, Service Contract Act

☐	(12) Clause 9-11, Service Contract Act - Short Form

☐	(13) Clause 9-12, Fair Labor Standards Acts and Services Contract Act - Price Adjustments

☒	(14) Clause 9-13, Affirmative Action for Handicapped Workers

☐	(15) Clause 9-14, Affirmative Action for Disabled Veterans and Veterans of the Vietnam Era

b.	Examination of Records:

1.	Records - “Records” includes books, documents, accounting procedures and practices, and other data, regardless of type and regardless of whether such items are in written form, in the form of computer data, or in any other form.

2.	Examination of Costs - If this is a cost-type contract, the Supplier must maintain, and the Postal Service will have the right to examine and audit all records and other evidence sufficient to reflect properly all costs claimed to have been incurred or anticipated to be incurred directly or indirectly in performance of this contract. This right of examination includes inspection at all reasonable times of the Supplier’s plants, or parts of them, engaged in the performance of this contract.

3.	Cost or Pricing Data - If the Supplier is required to submit cost or pricing data in connection with any pricing action relating to this contract, the Postal Service, in order to evaluate the accuracy, completeness, and currency of the cost or pricing data, will have the right to examine and audit all of the Supplier’s records, including computations and projections, related to:

a.	The proposal for the contract, subcontract, or modification;

b.	The discussions conducted on the proposal(s), including those related to negotiating;

c.	Pricing of the contract, subcontract, or modification; or

d.	Performance of the contract, subcontract or modification.

4.	Reports - If the Supplier is required to furnish cost, funding or performance reports, the Contracting Officer or any authorized representative of the Postal Service will have the right to examine and audit the supporting records and materials, for the purposes of evaluating:

a.	The effectiveness of the Supplier’s policies and procedures to produce data compatible with the objectives of these reports; and

b.	The data reported.

5.	Availability - The Supplier must maintain and make available at its office at all reasonable times the records, materials, and other evidence described in (b)(1)-(4) of this clause, for examination, audit, or reproduction, until three years after final payment under this contract or any longer period required by statute or other clauses in this contract. In addition:

a.	If this contract is completely or partially terminated, the Supplier must make available the records related to the work terminated until three years after any resulting final termination settlement; and

b.	The Supplier must make available records relating to appeals under the claims and disputes clause or to litigation or the settlement of claims arising under or related to this contract. Such records must be made available until such appeals, litigation or claims are finally resolved.

c.	Payment Offsets:

As required by 31 U.S.C. 3716, the Postal Service participates in the Treasury Offset Program of the Department of Treasury’s Financial Management Service. Payments under this contract are subject to offset in whole or in part to for the Supplier’s delinquent tax and non-tax debts owed to the United States and the states and for delinquent child support payments. Suppliers with questions concerning a payment offset should contact the Treasury Offset Program call center at: 1(800) 304-3107.

CLAUSE 7-4: INSURANCE (MARCH 2006) (MODIFIED)

a.	During the term of this contract and any extension, the Supplier must maintain at its own expense the insurance required by this clause. Insurance companies must be acceptable to the Postal Service. Policies must include all terms and provisions required by the Postal Service.

b.	The Supplier must maintain and furnish evidence of workers’ compensation, employers’ liability insurance, and the following general public liability and automobile liability insurance per the Federal Motor Carrier Safety Association (FMSCA), 49CFR 387.9, Financial Responsibility Minimum Levels:

●	General Freight Carrier Trucks over 10,000 pounds are required to have $750,000 insurance.

●	Carrier trucks under 10,001 pounds are required to have $300,000 liability insurance.

c.	Each policy must include substantially the following provision: “It is a condition of this policy that the company furnish written notice to the U.S. Postal Service 30 days in advance of the effective date of any reduction in or cancellation of this policy.”

d.	The Supplier must furnish a certificate of insurance or, if required by the Contracting Officer, true copies of liability policies and manually countersigned endorsements of any changes. Insurance must be effective, and evidence of acceptable insurance furnished, before beginning performance under this contract. Evidence of renewal must be furnished not later than 5 days before a policy expires.

e.	The maintenance of insurance coverage as required by this clause is a continuing obligation, and the lapse or termination of insurance coverage without replacement coverage being obtained will be ground for termination for default.

CLAUSE 7-5: ERRORS AND OMISSIONS (MARCH 2006)

i.	The Supplier warrants that it is insured for $200,000 (unless a greater amount is set forth in the Schedule) for errors and omissions per claim in the performance of this contract.

ii.	Unless the Supplier’s policy is prepaid, non-cancelable, and issued for a period at least equal to the term of this contract on an occurrence basis, the Supplier must have the policy amended to include substantially the following provision:

“It is a condition of this policy that the company furnish written notice to the U.S. Postal Service 30 days in advance of the effective date of any reduction in or cancellation of this policy.”

iii.	The Supplier must furnish a certificate of insurance or, if required by the Contracting Officer, true copies of liability policies and manually countersigned endorsements of any changes. Insurance must be effective, and evidence of acceptable insurance furnished, before beginning performance under this contract. Evidence of renewal must be furnished not later than 5 days

CLAUSE 7-10: SUSTAINABILITY (JULY 2014) (MODIFIED)

The Postal Service embraces sustainable practices and environmental responsibility, and encourages Suppliers to improve their environmental sustainability practices in the performance of this contract. As appropriate, the Postal Service will collaborate with the Supplier to identify opportunities that may improve the environmental and sustainability performance of the goods and services being provided by the Supplier. Some of these environmental sustainable practices may include alternative fuel sources such as electricity, methanol, natural gas and propane. The Postal Services encourages the Supplier to develop and propose innovative sustainability business practices and offer goods and services that assist the Postal Service to operate in a more environmentally sustainable manner. Innovative sustainability business practices can take the form of improved and more sustainable business processes, replacement of materials used in performance with more sustainable materials, combination of sustainable materials with other materials that lead to reductions in the total cost of ownership, or by some other means. If the proposed innovation results in enhanced sustainability or otherwise furthers the Postal Service’s goals, then the Postal Service may share any savings resulting from the innovation with the Supplier.

CLAUSE 8-8: ADDITIONAL DATA REQUIREMENTS (MARCH 2006)

a.	In addition to the data specified elsewhere in this contract to be delivered, the Contracting Officer may, at any time during contract performance or within a period of 3 years after acceptance of all items to be delivered under this contract, order any first generated or produced in the performance of this contract.

b.	The Rights in Technical Data and the Rights in Computer Software clauses, or other equivalent data clauses if included in this contact, apply to all data ordered under this Additional Data Requirements clause. Nothing in this clause requires the supplier to deliver any data specifically identified in this contract as not subject to this clause.

c.	When data are to be delivered under this clause, the supplier will be compensated for converting the data into the prescribed form for reproduction and delivery. The Contracting Officer may release the supplier from the requirements of this clause for specifically identified data items at any time during the three-year period set forth in paragraph a above.

CLAUSE 8-10: RIGHTS IN DATA — SPECIAL WORKS (MARCH 2006)

a.	Definition — Works means literary works, including technical reports, studies, and similar documents; musical and dramatic works; and recorded information, regardless of the form or the medium on which it may be recorded. It does not include information incidental to contract administration, such as financial, administrative, cost or pricing, or management information.

b.	Rights:

(1)	All works first produced in the performance of this contract are the sole property of the Postal Service. The supplier agrees not to assert or authorize others to assert any rights or establish any claim of copyright in these works.

(2)	The supplier assigns all right, title, and interest to the Postal Service in all works first produced in performance of this contract that are not otherwise “works for hire” for the Postal Service under Section 201(b) of Title 17, U.S.C. The supplier, unless directed otherwise by the Contracting Officer, must place on all such works delivered under this contract the following notice:

“Copyright (year of delivery) United States Postal Service”

(3)	The supplier grants to the Postal Service a royalty-free, nonexclusive, irrevocable license throughout the world to publish, translate, deliver, perform, use, and dispose of in any manner any portion of a work that is not first produced in the performance of this contract but in which copyright is owned by the supplier and that is incorporated in the work finished under this contract, and to authorize others to do so for Postal Service purposes.

(4)	Unless the Contracting Officer’s written approval is obtained, the supplier may not include in any works prepared for or delivered to the Postal Service under this contract any works of authorship in which copyright is not owned by the supplier or the Postal Service without acquiring for the Postal Service any right necessary to perfect a license of the scope set forth in subparagraph b(3) above.

(5)	Except as otherwise specifically provided for in this contract, the supplier may not use for purposes other than the performance of this contact, or release, reproduce, distribute, or publish, any work first produced in the performance of this contract, or authorize others to do so.

c.	Indemnity — The supplier indemnifies the Postal Service (and its officers, agents, and employees acting for the Postal Service) against any liability, including costs and expenses:

(1)	For violation of proprietary rights, copyrights, or rights of privacy or publicity, arising out of the creation, delivery, or use of any works furnished under this contract, or

(2)	Based upon any libelous or other unlawful matter contained in these works. These provision do not apply to material furnished by the Postal Service and incorporated in the works to which this clause applies.

CLAUSE 8-13: INTELLECTUAL PROPERTY RIGHTS (MARCH 2006)

All intellectual property rights evolving from studies, reports, or other data delivered under this contract are the sole property of the Postal Service. The supplier agrees to make, execute, and deliver to the Postal Service any papers or other instruments in such terms and contents as may be required for the filing of any required instrument necessary for preserving an intellectual property right and does hereby assign and transfer to the Postal Service the entire right, title, and interest in and to the intellectual property rights. Before final settlement of this contract, a final report must be submitted on Form 7398, Report of Inventions and Subcontracts, or other format acceptable to the Contracting Officer.

Clause 8-16: Postal Service Title in Technical Data and Computer Software (March 2006)

a.	Definitions:

(1)	Data — Data means technical data including drawings, technical reports, studies, and similar documents; computer software and computer software documentation, including but not limited to source code, object code, algorithms, formulas, and, other data that describe design, function, operation, or capabilities, and other recorded information, regardless of the form or the medium on which it may be recorded. It does not include information incidental to contract administration, such as financial, administrative, cost or pricing, or management information.

(2)	Form, Fit, and Function Data — Data relating to an item or process that are sufficient to enable physical and functional interchangeability, as well as data identifying source, size, configuration, mating and attachment characteristics, functional characteristics, and performance requirements; except that for computer software, it means data identifying origin, functional characteristics, and performance requirements but specifically excludes the source code, algorithm, process, formulas, and machine-level flowcharts of the computer software.

(3)	Limited Rights Data — Data other than computer software developed at private expense, including minor modifications of these data.

(4)	Technical Data — Data other than computer software, of a scientific or technical nature. 40

(5)	Restricted Computer Software — Computer software developed at private expense that is a trade secret, is commercial or financial and confidential or privileged, or is published copyrighted computer software, including minor modifications of this computer software.

(6)	Restricted Rights — The rights of the Postal Service in restricted computer software, as set forth in a Restricted Rights Notice as provided in paragraph h. below, or as otherwise may be provided in a collateral agreement incorporated in and made part of this contract.

(7)	Unlimited Rights — The rights of the Postal Service in technical data and computer software to use, disclose, reproduce, prepare derivative works, distribute copies to the public, and perform and display publicly, in any manner and for any purpose, and to have or permit others to do so.

b.	Rights:

(1)	The Postal Service has title to all data first produced in the performance of this contract. Accordingly, the supplier assigns all rights, title, and interest to the Postal Service in all data first produced in performance of this contract. The supplier, unless directed otherwise by the Contracting Officer, must place on all such data delivered under this contract the following notice:

“This data is the confidential property of the U.S. Postal Service and may not be used, released, reproduced, distributed or published without the express written permission of the U.S. Postal Service.”

(2)	The supplier grants to the Postal Service a royalty-free, nonexclusive, irrevocable license throughout the world to publish, translate, deliver, perform, use, and dispose of in any manner any portion of data that is not first produced in the performance of this contract but in which copyright is owned by the supplier and that is incorporated in the data furnished under this contract, and to authorize others to do so for Postal Service purposes.

(3)	Unless the Contracting Officer’s written approval is obtained, the supplier may not include in any data prepared for or delivered to the Postal Service under this contract any data which is not owned by the supplier or the Postal Service without acquiring for the Postal Service any right necessary to perfect a license of the scope set forth in subparagraph b(2).

c.	Indemnity — The supplier indemnifies the Postal Service (and its officers, agents, and employees acting for the Postal Service) against any liability, including costs and expenses:

(1)	For violation of proprietary rights, copyrights, or rights of privacy or publicity, arising out of the creation, delivery, or use of any works furnished under this contract, or

(2)	Based upon any libelous or other unlawful matter contained in these works. This provision does not apply to material furnished by the Postal Service and incorporated in the works to which this clause applies.

d.	Additional Rights in Technical Data:

(1)	Except as provided in paragraph b., the Postal Service has unlimited rights in:

(a)	Form fit, and function data, including such data developed at private expense, delivered under this contract, and

(b)	Technical data delivered under this contract that constitute manuals or instructional and training material for installation, operation, or routine maintenance and repair of items, components, or processes delivered or furnished for use under this contract.

(2)	Copyright:

(a)	The Contracting Officer may direct the supplier to establish, or authorize the establishment of, claim to copyright in the technical data and to assign, or obtain the written assignment of, the copyright to the Postal Service or its designated assignee.

(b)	The supplier may not, without prior written permission of the Contracting Officer, incorporate in technical data delivered under this contract any data not first produced in the performance of this contract containing the copyright notice of 176 U.S.C. 401 or 402, unless the supplier identifies the data and grants to the Postal Service, or acquires on its behalf at no cost to the Postal Service, a paid-up, nonexclusive, irrevocable worldwide license in such copyright data to reproduce, prepare derivative works, distribute copies to the public, and perform and display the data publicly.

(c)	The Postal Service agrees not to remove any copyright notices placed on data pursuant to this section d, and to include such notices on all reproductions of the data.

e.	Release, Publication, and Use of Technical Data and Computer Software:

(1)	Unless prior written permission is obtained from the Contracting Officer or to the extent expressly set forth in this contract, the supplier will not use, release to others, reproduce, distribute, or publish any technical data or computer software first produced by the supplier in the performance of the contract.

(2)	The supplier agrees that if it receives or is given access to data or software necessary for the performance of this contract that contain restrictive markings, the supplier will treat the data or software in accordance with the markings unless otherwise specifically authorized in writing by the Contracting Officer.

f.	Unauthorized Marking of Data or Computer Software:

(1)	If any technical data or computer software delivered under this contract are marked with the notice specified in paragraph h. and the use of such a notice is not authorized by this clause, or if the data or computer software bear any other unauthorized restrictive markings, the Contracting Officer may at any time either return the data or software or cancel the markings. The Contracting Officer must afford the supplier at least 30 days to provide a written justification to substantiate the propriety of the markings. Failure of the supplier to timely respond, or to provide written justification, may result in the cancellation of the markings. The Contracting Officer must consider any written justification by the supplier and notify the supplier if the markings are determined to be authorized.

(2)	The foregoing procedures may be modified in accordance with Postal Service regulations implementing the Freedom of Information Act (5 U.S.C. 552) if necessary to respond to a request thereunder. In addition, the supplier is not precluded from bringing a claim in connection with any dispute that may arise as the result of the Postal Service’s action to remove any markings on data or computer software, unless this action occurs as the result of a final disposition of the matter by a court of competent jurisdiction.

g.	Omitted or Incorrect Markings:

(1)	Technical data or computer software delivered to the Postal Service without the limited rights notice or restricted notice authorized by paragraph h., or the data rights notice required by paragraph b., will be deemed to have been furnished with unlimited rights, and the Postal Service assumes no liability for the disclosure, use, or reproduction of such data or computer software. However, to the extent the data or software have not been disclosed outside the Postal Service, the supplier may request, within 6 months (or a longer time approved by the Contracting Officer) after delivery of the data or software, permission to have notices placed on qualifying technical data or computer software at the supplier’s expense, and the Contracting Officer may agree to do so if the supplier:

(a)	Identifies the technical data or computer software to which the omitted notice is to be applied;

(b)	Demonstrates that the omission of the notice was inadvertent;

(c)	Establishes that the use of the proposed notice is authorized; and

(d)	Acknowledges that the Postal Service has no liability with respect to the disclosure, use, or reproduction of any such data or software made before the addition of the notice or resulting from the omission of the notice.

(2)	The Contracting Officer may also:

(a)	Permit correction of incorrect notices, at the supplier’s expense, if the supplier identifies the technical data or computer software on which correction of the notice is to be made and demonstrates that the correct notice is authorized, or

(b)	Correct any incorrect notices.

h.	Protection of Rights:

(1)	Protection of Limited Rights Data — When technical data other than data listed in paragraph d., above, are specified to be delivered under this contract and qualify as limited rights data, if the supplier desires to continue protection of such data, the supplier must affix the following “Limited Rights Notice” to the data, and the Postal Service will thereafter treat the data, subject to paragraphs f. and g. above, in accordance with the Notice:

“LIMITED RIGHTS NOTICE

These technical data are submitted with limited rights under Postal Service Contract No. ______________________ (and subcontract __________________, if appropriate). These data may be reproduced and used by the Postal Service with the express limitation that they will not, without written permission of the supplier, be used for purposes of manufacture or disclosed outside the Postal Service; except that the Postal Service may disclose these data outside the Postal Service for the following purposes, provided that the Postal Service makes such disclosure subject to prohibition against further use and disclosure:

(1)	Use (except for manufacture) by support service suppliers.

(2)	Evaluation by Postal Service evaluators.

(3)	Use (except for manufacture) by other suppliers participating in the Postal Service’s program of which the specific contract is a part, for information and in connection with the work performed under each contract.

(4)	Emergency repair or overhaul work.

This Notice must be marked on any reproduction of these data, in whole or in part.”

(2)	Protection of Restricted Computer Software:

(a)	When computer software is specified to be delivered under this contract and qualifies as restricted computer software, if the supplier desires to continue protection of such computer software, the supplier must affix the following “Restricted Rights Notice” to the computer software, and the Postal Service will thereafter treat the computer software, subject to paragraphs f. and g. above, in accordance with the Notice:

“RESTRICTED RIGHTS NOTICE

(a)	This computer software is submitted with restricted rights under Postal Service Contract No.(and subcontract, if appropriate). It may not be used, reproduced, or disclosed by the Postal Service except as provided below or as otherwise stated in the contract.

(b)	This computer software may be:

1.	Used or copied for use in or with the computer or computers for which it was acquired, including use at any Postal Service installation to which the computer or computers may be transferred;

2.	Used or copied for use in a backup computer if any computer for which it was acquired is inoperative;

3.	Reproduced for safekeeping (archives) or backup purposes;

4.	Modified, adapted, or combined with other computer software, provided that the modified, adapted, or combined portions of any derivative software incorporating restricted computer software are made subject to the same restricted rights;

5.	Disclosed to and reproduced for use by support service suppliers in accordance with 1. through 4. above, provided the Postal Service makes such disclosure or reproduction subject to these restricted rights; and

6.	Used or copied for use in or transferred to a replacement computer.

(c)	Notwithstanding the foregoing, if this computer software is published copyrighted computer software, it is licensed to the Postal Service, without disclosure prohibitions, with the minimum rights set forth in the preceding paragraph.

(d)	Any other rights or limitations regarding the use, duplication, or disclosure of this computer software are to be expressly stated in, or incorporated in, the contract.

(e)	This Notice must be marked on any reproduction of this computer software, in whole or in part.”

(b)	When it is impracticable to include the above Notice on restricted computer software, the following short-form Notice may be used instead, on condition that the Postal Service’s rights with respect to such computer software will be as specified in the above Notice unless otherwise expressly stated in the contract.

“RESTRICTED RIGHTS NOTICE (SHORT FORM)

Use, reproduction, or disclosure is subject to restrictions set forth in Contract No.___________________ (and subcontract ____________, if appropriate) with ______________________ (name of supplier and subcontractor).”

i.	Subcontracting — The supplier has the responsibility to obtain from its subcontractors all computer software and technical data and the rights therein necessary to fulfill the supplier’s obligations under this contract. If a subcontractor refuses to accept terms affording the Postal Service such rights, the supplier must promptly bring such refusal to the attention of the Contracting Officer and may not proceed with subcontract award without further authorization.

j.	Standard Commercial License or Lease Agreements — The supplier unconditionally accepts the terms and conditions of this clause unless expressly provided otherwise in this contract or in a collateral agreement incorporated in and made part of this contract. Thus the supplier agrees that, notwithstanding any provisions to the contrary contained in the supplier’s standard commercial license or lease agreement pertaining to any restricted computer software delivered under this contract, and irrespective of whether any such agreement has been proposed before or after issuance of this contract or of the fact that such agreement may be affixed to or accompany the restricted computer software upon delivery, the Postal Service has the rights set forth in this clause to use, duplicate, or disclose any restricted computer software delivered under this contract.

k.	Relationship to Patents — Nothing contained in this clause implies a license to the Postal Service under any patent or may be construed as affecting the scope of any license or other right otherwise granted to the Postal Service. Clause 9-9: Equal Opportunity Pre-award Compliance of Subcontracts (March 2006)

CLAUSE 9-10: SERVICE CONTRACT ACT (MARCH 2006)

a.	This contract is subject to the Service Contract Act of 1965, as amended (41 U.S.C. 6701 et seq.), and to the following provisions and all other applicable provisions of the Act and regulations of the Secretary of Labor issued under the Act (29 CFR Part 4).

(1)	Each service employee employed in the performance of this contract by the supplier or any subcontractor must be:

(a)	Paid not less than the minimum monetary wages, and

(b)	Furnished fringe benefits in accordance with the wages and fringe benefits determined by the Secretary of Labor or an authorized representative, as specified in any wage determination attached to this contract.

(2)

(a)	If a wage determination is attached to this contract, the Contracting Officer must require that any class of service employees not listed in it and to be employed under the contract (that is, the work to be performed is not performed by any classification listed in the wage determination) be classified by the supplier so as to provide a reasonable relationship (that is, appropriate level of skill comparison) between the unlisted classifications and the classifications in the wage determination. The conformed class of employees must be paid the monetary wages and furnished the fringe benefits determined under this clause. (The information collection requirements contained in this paragraph b. have been approved by the Office of Management and Budget under OMB control number 1215-0150.)

(b)	The conforming procedure must be initiated by the supplier before the performance of contract work by the unlisted class of employees. A written report of the proposed conforming action, including information regarding the agreement or disagreement of the authorized representative of the employees involved or, if there is no authorized representative, the employees themselves, must be submitted by the supplier to the Contracting Officer no later than 30 days after the unlisted class of employees performs any contract work. The Contracting Officer must review the proposed action and promptly submit a report of it, together with the agency’s recommendation and all pertinent information, including the position of the supplier and the employees, to the Wage and Hour Division, Employment Standards Administration, U.S. Department of Labor, for review. Within 30 days of receipt, the Wage and Hour Division will approve, modify, or disapprove the action, render a final determination in the event of disagreement, or notify the Contracting Officer that additional time is necessary.

(c)	The final determination of the conformance action by the Wage and Hour Division will be transmitted to the Contracting Officer, who must promptly notify the supplier of the action taken. The supplier must give each affected employee a written copy of this determination, or it must be posted as a part of the wage determination.

(i)	The process of establishing wage and fringe benefit rates bearing a reasonable relationship to those listed in a wage determination cannot be reduced to any single formula. The approach used may vary from determination to determination, depending on the circumstances. Standard wage and salary administration practices ranking various job classifications by pay grade pursuant to point schemes or other job factors may, for example, be relied upon. Guidance may also be obtained from the way various jobs are rated under federal pay systems (Federal Wage Board Pay System and the General Schedule) or from other wage determinations issued in the same locality. Basic to the establishment of conformable wage rates is the concept that a pay relationship should be maintained between job classifications on the basis of the skill required and the duties performed.

(ii)	If a contract is modified or extended or an option is exercised, or if a contract succeeds a contract under which the classification in question was previously conformed pursuant to this clause, a new conformed wage rate and fringe benefits may be assigned to the conformed classification by indexing (that is, adjusting) the previous conformed rate and fringe benefits by an amount equal to the average (mean) percentage increase change in the wages and fringe benefits specified for all classifications to be used on the contract that are listed in the current wage determination, and those specified for the corresponding classifications in the previously applicable wage determination. If these conforming actions are accomplished before the performance of contract work by the unlisted class of employees, the supplier must advise the Contracting Officer of the action taken, but the other procedures in (1) (b), (2)(c) above need not be followed.

(iii)	No employee engaged in performing work on this contract may be paid less than the currently applicable minimum wage specified under section 6(a)(1) of the Fair Labor Standards Act of 1938, as amended.

(d)	The wage rate and fringe benefits finally determined pursuant to b(2)(a) and (b) above must be paid to all employees performing in the classification from the first day on which contract work is performed by them in the classification. Failure to pay unlisted employees the compensation agreed upon by the interested parties and/or finally determined by the Wage and Hour Division retroactive to the date the class of employees began contract work is a violation of the Service Contract Act and this contract.

(e)	Upon discovery of failure to comply with b(2)(a) through (e) above, the Wage and Hour Division will make a final determination of conformed classification, wage rate, and/ or fringe benefits that will be retroactive to the date the class of employees commenced contract work.

(3)	If, as authorized pursuant to section 4(d) of the Service Contract Act, the term of this contract is more than 1 year, the minimum monetary wages and fringe benefits required to be paid or furnished to service employees will be subject to adjustment after 1 year and not less often than once every 2 years, pursuant to wage determinations to be issued by the Wage and Hour Division, Employment Standards Administration of the Department of Labor.

(a)	The supplier or subcontractor may discharge the obligation to furnish fringe benefits specified in the attachment or determined conformably to it by furnishing any equivalent combinations of bona fide fringe benefits, or by making equivalent or differential payments in cash in accordance with the applicable rules set forth in Subpart D of 29 CFR Part 4, and not otherwise.

6.	In the absence of a minimum-wage attachment for this contract, neither the supplier nor any subcontractor under this contract may pay any person performing work under the contract (regardless of whether they are service employees) less than the minimum wage specified by section 6(a)(1) of the Fair Labor Standards Act of 1938. Nothing in this provision relieves the supplier or any subcontractor of any other obligation under law or contract for the payment of a higher wage to any employee.

(2)

(a)	If this contract succeeds a contract subject to the Service Contract Act, under which substantially the same services were furnished in the same locality, and service employees were paid wages and fringe benefits provided for in a collective bargaining agreement, in the absence of a minimum wage attachment for this contract setting forth collectively bargained wage rates and fringe benefits, neither the supplier nor any subcontractor under this contract may pay any service employee performing any of the contract work (regardless of whether or not the employee was employed under the predecessor contract), less than the wages and fringe benefits provided for in the agreement, to which the employee would have been entitled if employed under the predecessor contract, including accrued wages and fringe benefits and any prospective increases in wages and fringe benefits provided for under the agreement.

(b)	No supplier or subcontractor under this contract may be relieved of the foregoing obligation unless the limitations of section 4.1(b) of 29 CFR Part 4 apply or unless the Secretary of Labor or an authorized representative finds, after a hearing as provided in section 4.10 of 29 CFR Part 4, that the wages and/or fringe benefits provided for in the agreement vary substantially from those prevailing for services of a similar character in the locality, or determines, as provided in section 4.11 of 29 CFR Part 4, that the agreement applicable to service employees under the predecessor contract was not entered into as a result of arm’s-length negotiations.

(c)	If it is found in accordance with the review procedures in 29 CFR 4.10 and/or 4.11 and Parts 6 and 8 that wages and/ or fringe benefits in a predecessor supplier’s collective bargaining agreement vary substantially from those prevailing for services of a similar character in the locality, and/or that the agreement applicable to service employees under the predecessor contract was not entered into as a result of arm’s-length negotiations, the Department will issue a new or revised wage determination setting forth the applicable wage rates and fringe benefits. This determination will be made part of the contract or subcontract, in accordance with the decision of the Administrator, the Administrative Law Judge, or the Board of Service Contract Appeals, as the case may be, irrespective of whether its issuance occurs before or after award (53 Comp. Gen. 401 (1973)). In the case of a wage determination issued solely as a result of a finding of substantial variance, it will be effective as of the date of the final administrative decision.

e.	The supplier and any subcontractor under this contract must notify each service employee starting work on the contract of the minimum monetary wage and any fringe benefits required to be paid pursuant to the contract, or must post the wage determination attached to this contract. The poster provided by the Department of Labor (Publication WH 1313) must be posted in a prominent and accessible place at the worksite. Failure to comply with this requirement is a violation of section 2(a)(4) of the Act and of this contract. (Approved by the Office of Management and Budget under OMB control number 1215-0150.)

f.	The supplier or subcontractor may not permit services called for by this contract to be performed in buildings or surroundings or under working conditions provided by or under the control or supervision of the supplier or subcontractor that are unsanitary or hazardous or dangerous to the health or safety of service employees engaged to furnish these services, and the supplier or subcontractor must comply with the safety and health standards applied under 29 CFR Part 1925.

g.

(1)	The supplier and each subcontractor performing work subject to the Act must maintain for 3 years from the completion of the work records containing the information specified in (a) through (f) following for each employee subject to the Service Contract Act and must make them available for inspection and transcription by authorized representatives of the Wage and Hour Division, Employment Standards Administration of the U.S. Department of Labor (approved by the Office of Management and Budget under OMB control numbers 1215-0017 and 12150150):

(a)	Name, address, and social security number of each employee.

(b)	The correct work classification, rate or rates of monetary wages paid and fringe benefits provided, rate or rates of fringe benefit payments in lieu thereof, and total daily and weekly compensation of each employee.

(c)	The number of daily and weekly hours so worked by each employee.

(d)	Any deductions, rebates, or refunds from the total daily or weekly compensation of each employee.

(e)	A list of monetary wages and fringe benefits for those classes of service employees not included in the wage determination attached to this contract but for whom wage rates or fringe benefits have been determined by the interested parties or by the Administrator or authorized representative pursuant to paragraph b. above. A copy of the report required by b(2)(b) above is such a list.

(f)	Any list of the predecessor supplier’s employees furnished to the supplier pursuant to section 4.6(1)(2) of 29 CFR Part 4.

(2)	The supplier must also make available a copy of this contract for inspection or transcription by authorized representatives of the Wage and Hour Division.

(3)	Failure to make and maintain or to make available the records specified in this paragraph g. for inspection and transcription is a violation of the regulations and this contract, and in the case of failure to produce these records, the Contracting Officer, upon direction of the Department of Labor and notification of the supplier, must take action to suspend any further payment or advance of funds until the violation ceases.

(4)	The supplier must permit authorized representatives of the Wage and Hour Division to conduct interviews with employees at the worksite during normal working hours.

h.	The supplier must unconditionally pay to each employee subject to the Service Contract Act all wages due free and clear and without subsequent deduction (except as otherwise provided by law or regulations, 29 CFR Part 4), rebate, or kickback on any account. Payments must be made no later than one pay period following the end of the regular pay period in which the wages were earned or accrued. A pay period under the Act may not be of any duration longer than semimonthly.

i.	The Contracting Officer must withhold or cause to be withheld from the Postal Service supplier under this or any other contract with the supplier such sums as an appropriate official of the Department of Labor requests or the Contracting Officer decides may be necessary to pay underpaid employees employed by the supplier or subcontractor. In the event of failure to pay employees subject to the Act wages or fringe benefits due under the Act, the Postal Service may, after authorization or by direction of the Department of Labor and written notification to the supplier, suspend any further payment or advance of funds until the violations cease. Additionally, any failure to comply with the requirements of this clause may be grounds for termination of the right to proceed with the contract work. In this event, the Postal Service may enter into other contracts or arrangements for completion of the work, charging the supplier in default with any additional cost.

j.	The supplier agrees to insert this clause in all subcontracts subject to the Act. The term “supplier,” as used in this clause in any subcontract, is deemed to refer to the subcontractor, except in the term “supplier.”

k.	Service employee means any person engaged in the performance of this contract other than any person employed in a bona fide executive, administrative, or professional capacity, as those terms are defined in 29 CFR Part 541, as of July 30, 1976, and any subsequent revision of those regulations. The term includes all such persons regardless of any contractual relationship that may be alleged to exist between a supplier or subcontractor and them.

l.

(1)	If wages to be paid or fringe benefits to be furnished service employees employed by the supplier or a subcontractor under the contract are provided for in a collective bargaining agreement that is or will be effective during any period in which the contract is being performed, the supplier must report this fact to the Contracting Officer, together with full information as to the application and accrual of these wages and fringe benefits, including any prospective increases, to service employees engaged in work on the contract, and furnish a copy of the agreement. The report must be made upon starting performance of the contract, in the case of collective bargaining agreements effective at the time. In the case of agreements or provisions or amendments thereof effective at a later time during the period of contract performance, they must be reported promptly after their negotiation. (Approved by the Office of Management and Budget under OMB control number 1215-0150.)

(2)	Not less than 10 days before completion of any contract being performed at a Postal facility where service employees may be retained in the performance of a succeeding contract and subject to a wage determination containing vacation or other benefit provisions based upon length of service with a supplier (predecessor) or successor (section 4.173 of Regulations, 29 CFR Part 4), the incumbent supplier must furnish to the Contracting Officer a certified list of the names of all service employees on the supplier’s or subcontractor’s payroll during the last month of contract performance. The list must also contain anniversary dates of employment on the contract, either with the current or predecessor suppliers of each such service employee. The Contracting Officer must turn over this list to the successor supplier at the commencement of the succeeding contract. (Approved by the Office of Management and Budget under OMB control number 1215-0150.)

m.	Rulings and interpretations of the Service Contract Act of 1965, as amended, are contained in Regulations, 29 CFR Part 4.

n.

(1)	By entering into this contract, the supplier and its officials certify that neither they nor any person or firm with a substantial interest in the supplier’s firm are ineligible to be awarded government contracts by virtue of the sanctions imposed pursuant to section 5 of the Act.

(2)	No part of this contract may be subcontracted to any person or firm ineligible for award of a government contract pursuant to section 5 of the Act.

(3)	The penalty for making false statements is prescribed in the U.S. Criminal Code, 18 U.S.C. 1001.

o.	Notwithstanding any of the other provisions of this clause, the following employees may be employed in accordance with the following variations, tolerances, and exemptions, which the Secretary of Labor, pursuant to section 4(b) of the Act before its amendment by P. L. 92-473, found to be necessary and proper in the public interest or to avoid serious impairment of the conduct of government business:

(1)	Apprentices, student-learners, and workers whose earning capacity is impaired by age, or physical or mental deficiency or injury may be employed at wages lower than the minimum wages otherwise required by section 2(a)(1) or 2(b)(1) of the Service Contract Act without diminishing any fringe benefits or cash payments in lieu thereof required under section 2(a)(2) of the Act, in accordance with the conditions and procedures prescribed for the employment of apprentices, student-learners, handicapped persons, and handicapped clients of sheltered workshops under section 14 of the Fair Labor Standards Act of 1938, in the regulations issued by the Administrator (29 CFR Parts 520, 521, 524, and 525).

(2)	The Administrator will issue certificates under the Service Contract Act for the employment of apprentices, student- learners, handicapped persons, or handicapped clients of sheltered workshops not subject to the Fair Labor Standards Act of 1938, or subject to different minimum rates of pay under the two Acts, authorizing appropriate rates of minimum wages (but without changing requirements concerning fringe benefits or supplementary cash payments in lieu thereof), applying procedures prescribed by the applicable regulations issued under the Fair Labor Standards Act of 1938 (29 CFR Parts 520, 521, 524, and 525).

(3)	The Administrator will also withdraw, annul, or cancel such certificates in accordance with the regulations in 29 CFR Parts 525 and 528.

p.	Apprentices will be permitted to work at less than the predetermined rate for the work they perform when they are employed and individually registered in a bona fide apprenticeship program registered with a State Apprenticeship Agency recognized by the U.S. Department of Labor, or if no such recognized agency exists in a state, under a program registered with the Bureau of Apprenticeship and Training, Employment and Training Administration, U.S. Department of Labor. Any employee not registered as an apprentice in an approved program must be paid the wage rate and fringe benefits contained in the applicable wage determination for the journeyman classification of work actually performed. The wage rates paid apprentices may not be less than the wage rate for their level of progress set forth in the registered program, expressed as the appropriate percentage of the journeyman’s rate contained in the applicable wage determination. The allowable ratio of apprentices to journeymen employed on the contract work in any craft classification may not be greater than the ratio permitted to the supplier for its entire workforce under the registered program.

q.	An employee engaged in an occupation in which he or she customarily and regularly receives more than $30 a month tips may have the amount of tips credited by the employer against the minimum wage required by section 2(a)(1) or section 2(b)(1) of the Act in accordance with section 3(m) of the Fair Labor Standards Act and Regulations, 29 CFR Part 531. However, the amount of this credit may not exceed $1.24 per hour beginning January 1, 1980, and $1.34 per hour after December 31, 1980. To utilize this proviso:

(1)	The employer must inform tipped employees about this tip credit allowance before the credit is utilized;

(2)	The employees must be allowed to retain all tips (individually or through a pooling arrangement and regardless of whether the employer elects to take a credit for tips received);

(3)	The employer must be able to show by records that the employee receives at least the applicable Service Contract Act minimum wage through the combination of direct wages and tip credit (approved by the Office of Management and Budget under OMB control number 1214-0017); and

(4)	The use of tip credit must have been permitted under any predecessor collective bargaining agreement applicable by virtue of section 4(c) of the Act.

a.	Disputes arising out of the labor standards provisions of this contract are not subject to Clause B-9: Claims and Disputes but must be resolved in accordance with the procedures of the Department of Labor set forth in 29 CFR Parts 4, 6, and 8. Disputes within the meaning of this clause include disputes between the supplier (or any of its subcontractors) and the Postal Service, the U.S. Department of Labor, or the employees or their representatives.

CLAUSE 9-12: FAIR LABOR STANDARDS ACT AND SERVICE CONTRACT ACT – PRICE ADJUSTMENT (FEBRUARY 2010)

a.	The Supplier warrants that the contract prices do not include allowance for any contingency to cover increased costs for which adjustment is provided under this clause.

b.	The minimum prevailing wage determination, including fringe benefits, issued under the Service Contract Act of 1965 by the Department of Labor (DOL), current at least every two years after the original award date, current at the beginning of any option period, or in the case of a significant change in labor requirements, applies to this contract and any exercise of an option of this contract. When no such determination has been made as applied to this contract, the minimum wage established in accordance with the Fair Labor Standards Act applies to any exercise of an option of this contract.

c.	When, as a result of the determination of minimum prevailing wages and fringe benefits applicable (1) every two years after original award date, (2) at the beginning of any option period, or (3) in the case of a significant change in labor requirements, an increased or decreased wage determination is applied to this contract, or when as a result of any amendment to the Fair Labor Standards Act enacted after award that affects minimum wage, and whenever such a determination becomes applicable to this contract under law, the Supplier increases or decreases wages or fringe benefits of employees working on the contract to comply, the Supplier and the Contracting Officer will negotiate whether and to what extent either party will absorb the costs of the wage change. Any resulting change in contract price is limited to increases or decreases in wages or fringe benefits, and the concomitant increases or decreases in Social Security, unemployment taxes, and workers’ compensation insurance, but may not otherwise include any amount for general and administrative costs, overhead, or profit. ( See Attachment E)

d.	The Supplier or Contracting Officer may request a contract price adjustment within 30 days of the effective date of a wage change. If a request for contract price adjustment has been made, and the parties have not reached an agreement within thirty days of that request, the Contracting Officer should issue a unilateral change order in the amount considered to be a fair and equitable adjustment. The Supplier may then either accept the amount, or the Supplier may file a claim under Clause B-9: Claims and Disputes unless the Contracting Officer and Supplier extend this period in writing. Upon agreement of the parties, the contract price or unit price labor rates will be modified in writing. Pending agreement on or determination of any such adjustment and its effective date, the Supplier must continue performance.

e.	The Contracting Officer or the Contracting Officer’s authorized representative must, for 3 years after final payment under the contract, be given access to and the right to examine any directly pertinent books, papers, and records of the Supplier.

CLAUSE 9-14: AFFIRMATIVE ACTION FOR SPECIAL DISABLED VETERANS, VETERANS OF THE VIETNAM ERA, AND OTHER ELIGIBLE VETERANS (FEBRUARY 2010)

a.	The Supplier must comply with the rules, regulations, and relevant orders of the Secretary of Labor issued under the Vietnam Era Veterans’ Readjustment Assistance Act of 1972 (the Act), as amended (38 U.S.C. 4211 and 4212).

b.	The Supplier may not discriminate against any employee or applicant because that employee or applicant is a special disabled veteran, a veteran of the Vietnam era, or other eligible veteran, in regard to any position for which the employee or applicant is qualified. The Supplier agrees to take affirmative action to employ, advance in employment, and otherwise treat qualified special disabled veterans, veterans of the Vietnam era, and other eligible veterans without discrimination in all employment practices, such as employment, upgrading, demotion, transfer, recruitment, advertising, layoff or termination, rates of pay or other forms of compensation, and selection for training (including apprenticeship).

c.	The Supplier agrees to list all employment openings which exist at the time of the execution of this contract and those which occur during the performance of this contract, including those not generated by this contract and including those occurring at an establishment of the Supplier other than the one where the contract is being performed, but excluding those of independently operated corporate affiliates, at an appropriate local office of the state employment service where the opening occurs. State and local government agencies holding Postal Service contracts of $100,000 or more will also list their openings with the appropriate office of the state employment service.

d.	Listing of employment openings with the employment service system will be made at least concurrently with the use of any recruitment source or effort and will involve the normal obligations attaching to the placing of a bona fide job order, including the acceptance of referrals of veterans and nonveterans. The listing of employment openings does not require the hiring of any particular applicant or hiring from any particular group of applicants, and nothing herein is intended to relieve the Supplier from any other requirements regarding nondiscrimination in employment.

e.	Whenever the Supplier becomes contractually bound to the listing provisions of this clause, it must advise the employment service system in each state where it has establishments of the name and location of each hiring location in the state. The Supplier may advise the state system when it is no longer bound by this clause.

Paragraphs c, d, and e above do not apply to openings the Supplier proposes to fill from within its own organization or under a customary and traditional employer union hiring arrangement. But this exclusion does not apply to a particular opening once the Supplier decides to consider applicants outside its own organization or employer union arrangements for that opening.

Fuel Rate Establishment

This contract will be administered under the automated fuel index program. At the time of award, the fuel price per gallon in the contract will be set to the Department of Energy (DOE) Petroleum Acquisition Defense District (PADD) Price for the region in which the contract originates, using the price for the month immediately preceding the month of award. If there is a difference between the price per gallon in place when the award or renewal contract is signed and the DOE price on the first day of the new term, the contract price will be adjusted reflecting the difference in price of fuel.

Fuel Rate Adjustment

At the end of each calendar month, the difference between (1) the previous monthly DOE regional fuel index for the applicable fuel type and (2) the current monthly DOE regional fuel index for the applicable fuel type will be adjusted automatically. This will become the new contract baseline fuel PPG. The new contract baseline fuel PPG will remain in effect until the next automatic monthly adjustment. Suppliers will be required to provide the number of gallons used in their estimated annual fuel costs. This information will be used in the calculation of any fuel adjustment and in the determination of the reasonableness of supplier pricing.